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EXHIBIT 10.20

                               SHOPKO STORES, INC.


                               SHARED SAVINGS PLAN
                               (2002 RESTATEMENT)







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SECTION 1              INTRODUCTION..............................................................................1

         1.1.          Definitions...............................................................................1
         1.1.1.        Accounts..................................................................................1
                         (a)    Total Account....................................................................1
                         (b)    401(k) Account...................................................................1
                         (c)    Employer Matching Account........................................................1
                         (d)    Profit Sharing Account...........................................................1
                         (e)    Rollover Account.................................................................2
                         (f)    Voluntary Account................................................................2
                         (g)    Suspense Account.................................................................2
                         (h)    Transfer Account.................................................................2
                         (i)    Additional Contributions Account.................................................2
         1.1.2.        Administrative Delegate...................................................................2
         1.1.3.        Affiliate.................................................................................2
         1.1.4.        Annual Valuation Date.....................................................................2
         1.1.5.        Beneficiary...............................................................................3
         1.1.6.        Code......................................................................................3
         1.1.7.        Disability................................................................................3
         1.1.8.        Effective Date............................................................................3
         1.1.9.        Eligibility Service.......................................................................3
                         (a)    Computation Periods..............................................................3
                         (b)    Completion.......................................................................3
                         (c)    Pre-Effective Date Service.......................................................3
                         (d)    Special Short Plan Year Rule.....................................................3
         1.1.10.       Employer..................................................................................3
         1.1.11.       Enrollment Date...........................................................................4
         1.1.12.       ERISA.....................................................................................4
         1.1.13.       Event of Maturity.........................................................................4
         1.1.14.       Fund......................................................................................4
         1.1.15.       Hours of Service..........................................................................4
                         (a)    Paid Duty........................................................................4
                         (b)    Paid Nonduty.....................................................................4
                         (c)    Back Pay.........................................................................5
                         (d)    Unpaid Absences..................................................................5
                         (e)    Special Rules....................................................................6
                         (f)    Equivalency for Exempt Employees.................................................6
                         (g)    Equivalency for Non-Exempt Truck Drivers.........................................6
         1.1.16.       Investment Manager........................................................................6
         1.1.17.       Normal Retirement Age.....................................................................7
         1.1.18.       One-Year Break in Service.................................................................7
         1.1.19.       Participant...............................................................................7
         1.1.20.       Plan......................................................................................7
         1.1.21.       Plan Statement............................................................................7
         1.1.22.       Plan Year and Short Plan Year.............................................................7
         1.1.23.       Pooled Investment Account.................................................................7
         1.1.24.       Principal Sponsor.........................................................................7
         1.1.25.       Prior Plan Statement......................................................................7

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         1.1.26.       Recognized Compensation...................................................................7
                         (a)    Included Items...................................................................7
                         (b)    Excluded Items...................................................................8
                         (c)    Pre-Participation Employment.....................................................8
                         (d)    Non-Recognized Employment........................................................8
                         (e)    Attribution to Periods...........................................................8
                         (f)    Excluded Periods.................................................................8
                         (g)    Multiple Employers...............................................................8
                         (h)    Annual Maximum...................................................................8
         1.1.27.       Recognized Employment.....................................................................8
         1.1.28.       Retirement Committee......................................................................9
         1.1.29.       Subfund...................................................................................9
         1.1.30.       401(k) Agreement..........................................................................9
         1.1.31.       Trustee...................................................................................9
         1.1.32.       Valuation Date............................................................................9
         1.1.33.       Vested....................................................................................9
         1.1.34.       Vesting Service...........................................................................9
                         (a)    Computation Periods.............................................................10
                         (b)    Completion......................................................................10
                         (c)    Pre-Effective Date Service......................................................10
                         (d)    Breaks in Service...............................................................10
                         (e)    Vesting in Pre-Break Accounts...................................................10
                         (f)    Special Short Plan Year Rule....................................................10
                         (g)    Prior Service with Pamida, Inc. and P.M. Place Stores Company...................10

         1.2.          Rules of Interpretation..................................................................10

         1.3.          Transitional Rules.......................................................................11

SECTION 2              ELIGIBILITY AND PARTICIPATION............................................................11

         2.1.          Eligibility Rules........................................................................11
         2.1.1.        General Rule.............................................................................11
         2.1.2.        Transitional Rule........................................................................11
         2.1.3.        Special Rule for Early Participation in Elective Retirement Savings Only.................11

         2.2.          Special Rule for Former Participants.....................................................12

         2.3.          Enrollment...............................................................................12

         2.4.          401(k) Agreement.........................................................................12

         2.5.          Modifications of 401(k) Agreement........................................................12
         2.5.1.        Increase or Decrease.....................................................................13
         2.5.2.        Cancellation of 401(k) Agreement.........................................................13
         2.5.3.        Termination of Recognized Employment.....................................................13
         2.5.4.        Form of Agreement........................................................................13

         2.6.          Section 401(k) Compliance................................................................13
         2.6.1.        Special Definitions......................................................................13
                         (a)    Eligible employee...............................................................13
                         (b)    Highly compensated eligible employees...........................................13

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                         (c)    Deferral percentage.............................................................13
                         (d)    Compensation....................................................................13
                         (e)    Average deferral percentage.....................................................13
         2.6.2.        Special Rules............................................................................14
                         (a)    Rounding........................................................................14
                         (b)    Highly Compensated Employees....................................................14
                         (c)    Permissive Aggregation..........................................................14
         2.6.3.        The Tests................................................................................14
         2.6.4.        Remedial Action..........................................................................14
         2.6.5.        Safe Harbor After January 1, 2001........................................................15

SECTION 3              CONTRIBUTIONS AND ALLOCATION THEREOF.....................................................15

         3.1.          Employer Contributions...................................................................15
         3.1.1.        Source of Employer Contributions.........................................................15
         3.1.2.        Limitation...............................................................................15
         3.1.3.        Form of Payment..........................................................................15

         3.2.          Retirement Savings Contributions.........................................................15
         3.2.1.        Amount...................................................................................15
         3.2.2.        Allocation...............................................................................15

         3.3.          Discretionary Contributions..............................................................15
         3.3.1.        General..................................................................................15
         3.3.2.        Section 401(k) Curative Allocation.......................................................15
         3.3.3.        Section 401(m) Curative Allocation.......................................................16
         3.3.4.        Discretionary Profit Sharing Contributions...............................................16

         3.4.          Eligible Participants....................................................................16

         3.5.          Matching Employer Contributions Prior to January 1, 2001.................................17
         3.5.1.        Amount and Eligibility...................................................................17
         3.5.2.        Allocation...............................................................................17

         3.6.          Section 401(m) Compliance................................................................17
         3.6.1.        Special Definitions......................................................................17
                         (a)    Eligible employee...............................................................17
                         (b)    Highly compensated eligible employees...........................................17
                         (c)    Contribution percentage.........................................................18
                         (d)    Average contribution percentage.................................................18
         3.6.2.        Special Rules............................................................................18
                         (a)    Rounding........................................................................18
                         (b)    Highly Compensated Employees....................................................18
                         (c)    Permissive Aggregation..........................................................18
         3.6.3.        The Tests................................................................................18
         3.6.4.        Remedial Action..........................................................................19

         3.7.          Safe Harbor Matching Employer Contributions From and After January 1, 2001...............19
         3.7.1.        Amount and Eligibility...................................................................19
         3.7.2.        Full Vesting.............................................................................20
         3.7.3.        Allocation...............................................................................20

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         3.7.4.        Safe Harbor 401(m) Compliance............................................................20

         3.8.          Adjustments..............................................................................20
         3.8.1.        Make-Up Contributions for Omitted Participants...........................................20
         3.8.2.        Mistaken Contributions...................................................................21

         3.9.          Rollover Contributions...................................................................21
         3.9.1.        Contingent Provision.....................................................................21
         3.9.2.        Eligible Contributions...................................................................21
         3.9.3.        Specific Review..........................................................................21
         3.9.4.        Allocation...............................................................................21

         3.10.         Nondeductible Voluntary Contributions....................................................21

         3.11.         Limitation on Annual Additions...........................................................21

         3.12.         Effect of Disallowance of Deduction or Mistake of Fact...................................21

         3.13.         Uniformed Services Employment and Reemployment Rights Act (USERRA).......................22

SECTION 4              INVESTMENT AND ADJUSTMENT OF ACCOUNTS....................................................22

         4.1.          Establishment of Subfunds................................................................22
         4.1.1.        Establishing Subfunds....................................................................22
         4.1.2.        Operational Rules........................................................................22
         4.1.3.        Revising Subfunds........................................................................22
         4.1.4.        ERISA Section 404(c) Compliance..........................................................22

         4.2.          Valuation and Adjustment of Accounts.....................................................23
         4.2.1.        Valuation................................................................................23
         4.2.2.        Additions and Withdrawals................................................................23
         4.2.3.        Pooled Funds.............................................................................24
         4.2.4.        Other Rules..............................................................................24

         4.3.          Management and Investment of Fund........................................................24

SECTION 5              VESTING..................................................................................24

         5.1.          Profit Sharing Account...................................................................24
         5.1.1.        Progressive Vesting......................................................................24
         5.1.2.        Full Vesting.............................................................................24
         5.1.3.        Forfeiture Event.........................................................................25
         5.1.4.        Pre-Effective Date Vesting...............................................................25

         5.2.          Other Accounts...........................................................................25

SECTION 6              MATURITY.................................................................................25

         6.1.          Events of Maturity.......................................................................25

         6.2.          Disposition of Nonvested Portion of Account..............................................26
         6.2.1.        Rehire Before Annual Valuation Date......................................................26
         6.2.2.        Rehire After Annual Valuation Date.......................................................26
         6.2.3.        Forfeitures..............................................................................27
         6.2.4.        Restorations.............................................................................27

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         6.3.          Unclaimed Vested Total Accounts..........................................................27
         6.3.1.        Forfeitures..............................................................................27
         6.3.2.        Restorations.............................................................................27

SECTION 7              DISTRIBUTION..............................................................................28

         7.1.          Application for Distribution.............................................................28
         7.1.1.        Application Required.....................................................................28
         7.1.2.        Exception for Small Amounts..............................................................28
         7.1.3.        Exception for Required Distributions.....................................................28
         7.1.4.        Notices..................................................................................28
         7.1.5.        Direct Rollover..........................................................................28
                         (a)    Eligible rollover distribution and eligible retirement plan.....................29
                         (b)    Direct rollover.................................................................29

         7.2.          Time and Form of Distribution............................................................29
         7.2.1.        Earliest Beginning Date..................................................................29
                         (a)    Participant.....................................................................29
                         (b)    Beneficiary.....................................................................29
         7.2.2.        Required Beginning Date..................................................................29
                         (a)    Participant.....................................................................29
                         (b)    Beneficiary.....................................................................29
         7.2.3.        Form of Distribution of Transfer Accounts from the Penn-Daniels Plan.....................29
         7.2.4.        Required Minimum Distributions...........................................................30

         7.3.          Other Rules..............................................................................30
         7.3.1.        Effect of Reemployment...................................................................30
         7.3.2.        TEFRA Section 242(b) Designations........................................................30

         7.4.          Designation of Beneficiaries.............................................................30
         7.4.1.        Right to Designate.......................................................................30
         7.4.2.        Spousal Consent..........................................................................31
         7.4.3.        Failure of Designation...................................................................31
         7.4.4.        Disclaimers by Beneficiaries.............................................................31
         7.4.5.        Definitions..............................................................................32
         7.4.6.        Special Rules............................................................................32

         7.5.          Death Prior to Full Distribution.........................................................33

         7.6.          Distribution in Cash.....................................................................33

         7.7.          Facility of Payment......................................................................33

         7.8.          Withdrawals from Voluntary and Rollover Accounts.........................................33
         7.8.1.        When Available...........................................................................33
         7.8.2.        Limitation...............................................................................33
         7.8.3.        Sequence of Accounts.....................................................................33
         7.8.4.        Coordination with Section 4.1............................................................34

         7.9.          In-Service Distributions.................................................................34
         7.9.1.        When Available...........................................................................34
         7.9.2.        Purposes.................................................................................34
         7.9.3.        Limitations..............................................................................34

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         7.9.4.        Limit on Distributions from Voluntary Account............................................34
         7.9.5.        Coordination with Section 4.1............................................................34
         7.9.6.        In-Service Withdrawals at 59 1/2.........................................................34

         7.10.         Hardship Distributions...................................................................35
         7.10.1.       When Available...........................................................................35
         7.10.2.       Purposes.................................................................................35
         7.10.3.       Limitations..............................................................................35
         7.10.4.       Coordination with Other Plans............................................................36
         7.10.5.       Coordination with Section 4.1............................................................36
         7.10.6.       Hardship Withdrawals from Transfer Accounts from the Penn-Daniels Plan...................36

         7.11.         Loans....................................................................................36
         7.11.1.       Availability.............................................................................36
         7.11.2.       Administration...........................................................................37
         7.11.3.       Loan Terms...............................................................................37
         7.11.4.       Accounting for the Loan..................................................................37
         7.11.5.       Other Terms Governed by Committee Loan Program Rules.....................................38
         7.11.6.       Reporting and Disclosure.................................................................38
         7.11.7.       Loans from Transfer Accounts from the Penn-Daniels Plan..................................38

         7.12.         Corrective Distributions.................................................................38
         7.12.1.       Excess Elective Deferrals ($7,000 Limit as Adjusted).....................................38
                         (a)    In General......................................................................38
                         (b)    Definitions.....................................................................38
                         (c)    Claims..........................................................................38
                         (d)    Determination of Income or Loss.................................................38
                         (e)    Accounting for Excess Elective Deferrals........................................39
         7.12.2.       Excess Contributions (Section 401(k) Test) ..............................................39
                         (a)    In General......................................................................39
                         (b)    Excess Contributions............................................................39
                         (c)    Determination of Income or Loss.................................................39
                         (d)    Accounting for Excess Contributions.............................................40
         7.12.3.       Excess Aggregate Contributions (Section 401(m) Test) ....................................40
                         (a)    In General......................................................................40
                         (b)    Excess Aggregate Contributions..................................................40
                         (c)    Determination of Income.........................................................40
                         (d)    Accounting for Excess Aggregate Contributions...................................41
         7.12.4.       Priority.................................................................................41
         7.12.5.       Matching Contributions...................................................................41
         7.12.6.       Safe Harbor Compliance...................................................................41
         7.12.7.       Committee Discretion.....................................................................41

SECTION 8              SPENDTHRIFT PROVISIONS...................................................................41

SECTION 9              AMENDMENT AND TERMINATION................................................................42

         9.1.          Amendment................................................................................42

         9.2.          Discontinuance of Contributions and Termination of Plan..................................42

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         9.3.          Merger or Spinoff of Plans...............................................................43
         9.3.1.        In General...............................................................................43
         9.3.2.        Limitations..............................................................................43
         9.3.3.        Beneficiary Designations.................................................................43
         9.3.4.        Pamida Merger............................................................................43

         9.4.          Adoption by Other Employers..............................................................43
         9.4.1.        Adoption by Consent......................................................................43
         9.4.2.        Procedure for Adoption...................................................................44
         9.4.3.        Effect of Adoption.......................................................................44

SECTION 10             CONCERNING THE TRUSTEE...................................................................44

         10.1.         Dealings with Trustee....................................................................44
         10.1.1.       No Duty to Inquire.......................................................................44
         10.1.2.       Assumed Authority........................................................................44
         10.1.3.       Directed Trustee.........................................................................44

         10.2.         Compensation of Trustee..................................................................45

         10.3.         Resignation and Removal of Trustee.......................................................45
         10.3.1.       Resignation, Removal and Appointment.....................................................45
         10.3.2.       Surviving Trustees.......................................................................45
         10.3.3.       Successor Organizations..................................................................45
         10.3.4.       Co-Trustee Responsibility................................................................46
         10.3.5.       Allocation of Responsibility.............................................................46
         10.3.6.       Majority Decisions.......................................................................46

         10.4.         Accountings by Trustee...................................................................46
         10.4.1.       Periodic Reports.........................................................................46
         10.4.2.       Special Reports..........................................................................46

         10.5.         Trustee's Power to Protect Itself on Account of Taxes....................................46

         10.6.         Other Trust Powers.......................................................................47

         10.7.         Investment Managers......................................................................51
         10.7.1.       Appointment and Qualifications...........................................................51
         10.7.2.       Removal..................................................................................51
         10.7.3.       Relation to Other Fiduciaries............................................................51

         10.8.         No Investment in Employer Real Property..................................................51

         10.9.         Investment in Employer Securities........................................................52

         10.10.        Fiduciary Principles.....................................................................52

         10.11.        Prohibited Transactions..................................................................52

         10.12.        Indemnity................................................................................52

SECTION 11             DETERMINATIONS -- RULES AND REGULATIONS..................................................53

         11.1.         Determinations...........................................................................53

         11.2.         Rules and Regulations....................................................................53
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         11.3.         Method of Executing Instruments..........................................................53
         11.3.1.       Employer or Committee....................................................................53
         11.3.2.       Trustee..................................................................................53

         11.4.         Claims Procedure.........................................................................53
         11.4.1.       Original Claim...........................................................................53
         11.4.2.       Claims Review Procedure..................................................................54
         11.4.3.       General Rules............................................................................54

         11.5.         Information Furnished by Participants....................................................54

SECTION 12             PLAN ADMINISTRATION......................................................................55

         12.1.         Principal Sponsor........................................................................55
         12.1.1.       Officers.................................................................................55
         12.1.2.       Chief Executive Officer..................................................................55
         12.1.3.       Board of Directors.......................................................................55

         12.2.         Committee................................................................................55
         12.2.1.       Appointment and Removal..................................................................55
         12.2.2.       Automatic Removal........................................................................55
         12.2.3.       Authority................................................................................55
         12.2.4.       Majority Decisions.......................................................................57

         12.3.         Limitation on Authority..................................................................57
         12.3.1.       Fiduciaries Generally....................................................................57
         12.3.2.       Trustee..................................................................................57

         12.4.         Conflict of Interest.....................................................................57

         12.5.         Dual Capacity............................................................................57

         12.6.         Administrator............................................................................58

         12.7.         Named Fiduciaries........................................................................58

         12.8.         Service of Process.......................................................................58

         12.9.         Administrative Expenses..................................................................58

         12.10.        IRS Qualification........................................................................58

SECTION 13             IN GENERAL...............................................................................58

         13.1.         Disclaimers..............................................................................58
         13.1.1.       Effect on Employment.....................................................................58
         13.1.2.       Sole Source of Benefits..................................................................58
         13.1.3.       Co-Fiduciary Matters.....................................................................58

         13.2.         Reversion of Fund Prohibited.............................................................59

         13.3.         Contingent Top Heavy Plan Rules..........................................................59

         13.4.         Continuity...............................................................................59

         13.5.         Execution in Counterparts................................................................59

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         13.6.         Governing Law............................................................................59


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SECTION 14             EGTRRA PLAN AMENDMENTS...................................................................59

         14.1.         Amendment of the Plan for EGTRRA.........................................................59
         14.1.1.       Adoption and Effective Date of EGTRRA Amendments.........................................59
         14.1.2.       Supersession of Inconsistent Provisions..................................................59

         14.2.         Limitations on Contributions.............................................................59
         14.2.1.       Effective Date...........................................................................59
         14.2.2.       Maximum Annual Addition..................................................................60

         14.3.         Increase in Compensation Limit...........................................................60

         14.4.         Modification of Top-Heavy Rules..........................................................60
         14.4.1.       Effective Date...........................................................................60
         14.4.2.       Determination of top-heavy status........................................................60
                         (a)    Key employee....................................................................60
                         (b)    Determination of present values and amounts.....................................60
                         (c)    Distributions during year ending on the determination date......................60
                         (d)    Employees not performing services during year ending on the determination date..............................................................61
         14.4.3.       Minimum benefits.........................................................................61
                         (a)    Matching contributions..........................................................61
                         (b)    Contributions under other plans.................................................61

         14.5.         Direct Rollovers of Plan Distributions from this Plan....................................61
         14.5.1.       Effective date...........................................................................61
         14.5.2.       Modification of definition of eligible retirement plan...................................61
         14.5.3.       Modification of definition of eligible rollover distribution to exclude hardship distributions............................................................................61
         14.5.4.       Modification of definition of eligible rollover distribution to include after-tax employee contributions...................................................................61

         14.6.         Rollovers Disregarded in Involuntary Cash-Outs...........................................62

         14.7.         Repeal of Multiple Use Test..............................................................62

         14.8.         Modification of Top-Heavy Rules..........................................................62

         14.9.         Elective Deferrals - Contribution Limitation.............................................62

         14.10.        Catch-Up Contributions...................................................................62

         14.11.        Suspension Period Following Hardship Distribution........................................62

         14.12.        Distribution Upon Severance from Employment..............................................62

SCHEDULE I             .........................................................................................64

APPENDIX A             LIMITATION ON ANNUAL ADDITIONS...........................................................65

APPENDIX B             CONTINGENT TOP HEAVY PLAN RULES..........................................................73

APPENDIX C             QUALIFIED DOMESTIC RELATIONS ORDERS......................................................83

APPENDIX D             HIGHLY COMPENSATED EMPLOYEE..............................................................87
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                               SHOPKO STORES, INC.
                               SHARED SAVINGS PLAN
                               (2002 RESTATEMENT)


         THIS AGREEMENT, is made as of ______________, 2002, by and between SHOPKO STORES, INC., a Wisconsin corporation (the "Principal Sponsor"), and American Express Trust Company, a Minnesota corporation, as trustee (together with its successors, the "Trustee").

         WHEREAS, the Principal Sponsor maintains a profit sharing plan (the "Plan") formerly known as the "PROFIT SHARING AND SHARED SAVER PLAN" and now known as the SHOPKO STORES, INC. SHARED SAVINGS PLAN (the "Plan") which was last amended and restated in the form of a single plan document in 1998; and

         WHEREAS, the Principal Sponsor has reserved to itself the power to make further amendments of the Plan documents; and

         WHEREAS, the Principal Sponsor now wishes to further amend and restate the Plan to bring it into compliance with various legislative changes and to make certain other changes;

         NOW, THEREFORE, the Plan documents are hereby amended and restated, generally effective as of February 23, 1997, unless otherwise stated, to read in full as follows:

                                    SECTION 1

                                  INTRODUCTION

         1.1. DEFINITIONS. When the following terms are used herein with initial capital letters, they shall have the following meanings:

                  1.1.1. ACCOUNTS -- the following Accounts will be maintained under the Plan for Participants:

                           (a) TOTAL ACCOUNT -- for convenience of reference, a
                  Participant's entire interest in the Fund, including the Participant's 401(k) Account, Profit Sharing Account, Employer Matching Account, Rollover Account, Voluntary Account and Transfer Account (but excluding the Participant's interest in a Suspense Account).

                           (b) 401(K) ACCOUNT -- the Account maintained for each
                  Participant to which are credited the Employer contributions made in consideration of such Participant's earnings reductions pursuant to Section 3.2 (or comparable provisions of the Prior Plan Statement, if any), or Employer contributions made pursuant to Section 3.3.2, together with any increase or decrease thereon.

                           (c) EMPLOYER MATCHING ACCOUNT -- the Account
                  maintained for each Participant to which is credited the Participant's allocable share of the Employer contributions made pursuant to Section 3.10 or made pursuant to Section 3.3.3, together with an increase or decrease thereon. A Participant may invest the Employer Matching Account in any of the investment funds designated by the Retirement Committee.

                           (d) PROFIT SHARING ACCOUNT -- the Account maintained
                  for each Participant to which was credited the Participant's allocable share of the Employer contributions made under the provisions of the Prior Plan Statement together with any increase or decrease thereon. Effective as of January 1, 2001, discretionary profit sharing contributions have been discontinued, but such Account record shall continue to be maintained.

                           (e) ROLLOVER ACCOUNT -- the Account maintained for
                  each Participant to which are credited the Participant's rollover contributions made pursuant to Section 3.6 (or comparable provisions of the Prior Plan Statement, if any), together with any increase or decrease thereon.

                           (f) VOLUNTARY ACCOUNT -- the Account maintained for
                  each Participant to which were credited the nondeductible voluntary contributions made by the Participant to the Plan under the Prior Plan Statement before December 1, 1986, together with any increase or decrease thereon.

                           (g) SUSPENSE ACCOUNT -- the Account maintained for
                  each Participant to which is credited the portion of the Participant's Profit Sharing Account which is not Vested upon the occurrence of an Event of Maturity (pending reemployment or forfeiture pursuant to Section 6.2), together with any increase or decrease thereon. Notwithstanding any other provision of the Plan, effective as of March 1, 1996, no separate Suspense Accounts will be maintained. Instead, all amounts which would have been credited to the Suspense Account shall be maintained in an aggregate forfeiture account and thereafter shall either become a forfeiture or be restored to the Participant's Total Account in accordance with the Plan terms. From and after March 1, 1996, all references to Suspense Accounts shall be deemed to refer to such aggregate forfeiture account.

                           (h) TRANSFER ACCOUNT -- the Account maintained for
                  each Participant to which is credited the Participant's interest, if any, transferred from another qualified plan by the trustee of such other plan pursuant to an agreement made under Section 9.3 and not credited to any other Account pursuant to such agreement (or another provision of this Plan Statement), together with any increase or decrease thereon.

                           (i) ADDITIONAL CONTRIBUTIONS ACCOUNT -- the Account
                  maintained for each Participant to which are credited any special make-up contributions under Section 3.8.1 or other remedial contributions.

                  1.1.2. ADMINISTRATIVE DELEGATE -- one or more persons or institutions to whom the Retirement Committee has delegated certain administrative functions pursuant to a written agreement.

                  1.1.3. AFFILIATE -- a business entity which is under "common control" with the Employer or which is a member of an "affiliated service group" that includes the Employer, as those terms are defined in Section 414(b), (c) and (m) of the Code. A business entity which is a predecessor to the Employer shall be treated as an Affiliate if the Employer maintains a plan of such predecessor business entity or if, and to the extent that, such treatment is otherwise required by regulations under Section 414(a) of the Code. A business entity shall also be treated as an Affiliate if, and to the extent that, such treatment is required by regulations under Section 414(o) of the Code. In addition to said required treatment, the Principal Sponsor may, in its discretion, designate as an Affiliate any business entity which is not such a "common control," "affiliated service group" or "predecessor" business entity but which is otherwise affiliated with SHOPKO STORES, INC., subject to such limitations as the Principal Sponsor may impose.

                  1.1.4. ANNUAL VALUATION DATE -- effective as of December 31, 1998, the last day of the Plan Year.

                  1.1.5. BENEFICIARY -- a person designated by a Participant (or automatically by operation of this Plan Statement) to receive all or a part of the Participant's Vested Total Account in the event of the Participant's death prior to full distribution thereof. A person so designated shall not be considered a Beneficiary until the death of the Participant.

                  1.1.6. CODE -- the Internal Revenue Code of 1986, including applicable regulations for the specified section of the Code. Any reference in this Plan Statement to a section of the Code, including the applicable regulation, shall be considered also to mean and refer to any subsequent amendment or replacement of that section or regulation.

                  1.1.7. DISABILITY -- a medically determinable physical or mental impairment which: (i) renders the individual incapable of performing any substantial gainful employment, (ii) can be expected to be of long-continued and indefinite duration or result in death, and
         (iii) is evidenced by a certification to this effect by a doctor of medicine approved by the Retirement Committee. In lieu of such a certification, the Retirement Committee may accept, as proof of Disability, the official written determination that the individual will be eligible for disability benefits under the federal Social Security Act as now enacted or hereinafter amended (when any waiting period expires). The Retirement Committee shall determine the date on which the Disability shall have occurred if such determination is necessary.

                  1.1.8. EFFECTIVE DATE -- February 23, 1997, subject to Section 1.3, and other provisions hereof with differing effective date provisions.

                  1.1.9. ELIGIBILITY SERVICE -- a measure of an employee's service with the Employer and all Affiliates (stated as a number of years) which is equal to the number of computation periods for which the employee is credited with one thousand (1,000) or more Hours of Service; subject, however, to the following rules:

                           (a) COMPUTATION PERIODS. The computation periods for
                  determining Eligibility Service shall be the twelve (12) consecutive month period beginning with the date the employee first performs an Hour of Service and all Plan Years beginning after such date (irrespective of any termination of employment and subsequent reemployment).

                           (b) COMPLETION. A year of Eligibility Service shall
                  be deemed completed only as of the last day of the computation period (irrespective of the date in such period that the employee completed one thousand Hours of Service). (Fractional years of Eligibility Service shall not be credited.)

                           (c) PRE-EFFECTIVE DATE SERVICE. Eligibility Service
                  shall be credited for Hours of Service earned and computation periods completed before the Effective Date as if this Plan Statement were then in effect.

                           (d) SPECIAL SHORT PLAN YEAR RULE. For any employee
                  for whom the Short Plan Year (March 1, 1998 to December 31,
                  1998) is an applicable computation period, such employee shall be credited with one (1) year of Eligibility Service if the employee is either credited with eight hundred and thirty-three (833) or more Hours of Service in the Short Plan Year or alternatively, is credited with one thousand (1,000) or more Hours of Service in the twelve (12) month period beginning on March 1, 1998 and ending February 27, 1999.

                  1.1.10. EMPLOYER -- the Principal Sponsor, each business entity listed in Schedule I to the Plan Statement, any business entity affiliated with the Principal Sponsor that adopts the Plan pursuant to
         Section 9.4, and any successor thereof that adopts the Plan.

                  1.1.11. ENROLLMENT DATE -- Effective as of April 1, 1998, the Enrollment Dates shall be (i) January 1, April 1, July 1 and October 1,
         (ii) the January 1, April 1, July 1 or October 1 next following the date upon which an individual who had previously met the age and service requirements of Section 2.1 but who was not then in Recognized Employment is transferred to Recognized Employment (applicable for such individual only), and (iii) the date upon which an individual who had previously been a Participant is reemployed in Recognized Employment (applicable for such individual only), and (iv) such other dates as the Retirement Committee may by rule establish from time to time for the commencement of retirement savings under Section 2.3.

                  1.1.12. ERISA -- the Employee Retirement Income Security Act of 1974, including applicable regulations for the specified section of ERISA. Any reference in this Plan Statement to a section of ERISA, including the applicable regulation, shall be considered also to mean and refer to any subsequent amendment or replacement of that section or regulation.

                  1.1.13. EVENT OF MATURITY -- any of the occurrences described in Section 6 by reason of which a Participant or Beneficiary may become entitled to a distribution from the Plan.

                  1.1.14. FUND -- the assets of the Plan held by the Trustee from time to time, including all contributions and the investments and reinvestment, earnings and profits thereon, whether invested under the general investment authority of the Trustee or under the terms applicable to any Subfund established pursuant to Section 4.1.

                  1.1.15. HOURS OF SERVICE -- a measure of an employee's service with the Employer and all Affiliates, determined for a given computation period and equal to the number of hours credited to the employee according to the following rules:

                           (a) PAID DUTY. An Hour of Service shall be credited
                  for each hour for which the employee is paid, or entitled to payment, for the performance of duties for the Employer or an Affiliate. These hours shall be credited to the employee for the computation period or periods in which the duties are performed.

                           (b) PAID NONDUTY. An Hour of Service shall be
                  credited for each hour for which the employee is paid, or entitled to payment, by the Employer or an Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence; provided, however, that:

                                    (i) no more than five hundred one (501)
                           Hours of Service shall be credited on account of a single continuous period during which the employee performs no duties (whether or not such period occurs in a single computation period),

                                    (ii) no Hours of Service shall be credited
                           on account of payments made under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation or disability insurance laws,

                                    (iii) no Hours of Service shall be credited
                           on account of payments which solely reimburse the employee for medical or medically related expenses incurred by the employee, and

                                    (iv) payments shall be deemed made by or due
                           from the Employer or an Affiliate whether made directly or indirectly from a trust fund or an insurer to which the Employer or an Affiliate contributes or pays premiums.

                  These hours shall be credited to the employee for the computation period for which payment is made or, if the payment is not computed by reference to units of time, the hours shall be credited to the first computation period in which the event, for which any part of the payment is made, occurred.

                           (c) BACK PAY. An Hour of Service shall be credited
                  for each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer or an Affiliate. The same Hours of Service credited under paragraph (a) or (b) shall not be credited under this paragraph (c). The crediting of Hours of Service under this paragraph (c) for periods and payments described in paragraph
                  (b) shall be subject to all the limitations of that paragraph. These hours shall be credited to the employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

                           (d) UNPAID ABSENCES.

                                    (i) MILITARY LEAVES. During service in the
                           Armed Forces of the United States, if the employee both entered such service and returned to employment with the Employer or an Affiliate from such service under circumstances entitling the employee to reemployment rights granted veterans under federal law, the employee shall be credited with the number of Hours of Service which otherwise would normally have been credited to such employee but for such absence; provided, however, that if the employee does not return to employment for any reason other than death, Disability or attainment of Normal Retirement Age within the time prescribed by law for the retention of veteran's reemployment rights, such Hours of Service shall not be credited. However, notwithstanding any provision of this Plan, in case of reemployments occurring on or after December 12, 1994, veterans rights shall be determined pursuant to
                           Section 3.12.

                                    (ii) LEAVES OF ABSENCE. If (and to the
                           extent that) the Retirement Committee so provides in rules, during each unpaid leave of absence authorized by the Employer or an Affiliate for Plan purposes under such rules, the employee shall be credited with the number of Hours of Service which otherwise would normally have been credited to such employee but for such absence; provided, however, that if the employee does not return to employment for any reason other than death, Disability or attainment of Normal Retirement Age at the expiration of the leave of absence, such Hours of Service shall not be credited.

                                    (iii) PARENTING LEAVES. To the extent not
                           otherwise credited and solely for the purpose of determining whether a One-Year Break in Service has occurred, Hours of Service shall be credited to an employee for any period of absence from work beginning in Plan Years commencing after February 23, 1985, due to pregnancy of the employee, the birth of a child of the employee, the placement of a child with the employee in connection with the adoption of such child by the employee or for the purpose of caring for such child for a period beginning immediately following such birth or placement. The employee shall be credited with the number of Hours of Service which otherwise would normally have been credited to such employee but for such absence. If it is impossible to determine the number of Hours of Service which would otherwise normally have been so credited, the employee shall be credited with eight
                           (8) Hours of Service for each day of such absence. In no event, however, shall the number of Hours of Service credited for any such absence exceed five hundred one (501) Hours of Service. Such Hours of Service shall be credited to the computation period in which such absence from work begins if crediting all or any portion of such Hours of Service is necessary to prevent the employee from incurring a One-Year Break in Service in such computation period. If the crediting of such Hours of Service is not necessary to prevent the occurrence of a One-Year Break in Service in that computation period, such Hours of Service shall be credited in the immediately following computation period (even though no part of such absence may have occurred in such subsequent computation period). These Hours of Service shall not be credited until the employee furnishes timely information which may be reasonably required by the Retirement Committee to establish that the absence from work is for a reason for which these Hours of Service may be credited.

                           (e) SPECIAL RULES. For periods prior to March 1,
                  1976, Hours of Service may be determined using whatever records are reasonably accessible and by making whatever calculations are necessary to determine the approximate number of Hours of Service completed during such prior period. To the extent not inconsistent with other provisions hereof, Department of Labor regulations 29 C.F.R.ss. 2530.200b-2(b) and (c) are hereby incorporated by reference herein. To the extent required under Section 414 of the Code, services of leased employees, leased owners, leased managers, shared employees, shared leased employees and other similar classifications by the Employer or an Affiliate shall be taken into account as if such services were performed as a common law employee of the Employer for the purposes of determining Eligibility Service, Vesting Service and One-Year Breaks in Service as applied to Vesting Service.

                           (f) EQUIVALENCY FOR EXEMPT EMPLOYEES. Notwithstanding
                  anything to the contrary in the foregoing, the Hours of Service for any employee for whom the Employer or an Affiliate is not otherwise required by state or federal "wage and hour" or other law to count hours worked shall be credited on the basis that, without regard to the employee's actual hours, such employee shall be credited with one hundred ninety (190) Hours of Service for a calendar month if, under the provisions of this Section (other than this paragraph), such employee would be credited with at least one (1) Hour of Service during that calendar month.

                           (g) EQUIVALENCY FOR NON-EXEMPT TRUCK DRIVERS.
                  Notwithstanding anything to the contrary in the foregoing, the Hours of Service for any truck driver for whom the Employer or an Affiliate is required by state or federal "wage and hour" or other law to count hours worked shall be credited on the basis that, without regard to the employee's actual hours, such employee shall be credited with the number of hours equal to the employee's total earnings for the performance of duties during the computation period divided by the minimum wage as established from time to time under Section 6(a)(1) of the Fair Labor Standards Act of 1938, as amended; provided that 750 Hours of Service credited under this paragraph (g) are treated as equivalent to 1,000 Hours of Service and 375 Hours of Service under this paragraph (g) are treated as equivalent to 500 Hours of Service.

                  1.1.16. INVESTMENT MANAGER -- the person or persons, other than the Trustee, appointed pursuant to Section 10.7 to manage all or a portion of the Fund or any Subfund.

                  1.1.17. NORMAL RETIREMENT AGE -- the date a Participant attains age sixty-five (65) years.

                  1.1.18. ONE-YEAR BREAK IN SERVICE -- a Plan Year for which an employee is not credited with more than five hundred (500) Hours of Service. (A One-Year Break in Service shall be deemed to occur only on the last day of such Plan Year.)

                  1.1.19. PARTICIPANT -- an employee of the Employer who becomes a Participant in the Plan in accordance with the provisions of Section 2 or any comparable provision of the Prior Plan Statement. An employee who has become a Participant shall be considered to continue as a Participant in the Plan until the date of the Participant's death or, if earlier, the date when the Participant is no longer employed in Recognized Employment and upon which the Participant no longer has any Account under the Plan (that is, the Participant has both received a distribution of all of the Participant's Vested Total Account, if any, and the Participant's Suspense Account, if any, has been forfeited and disposed of as provided in Section 6.2).

                  1.1.20. PLAN -- the tax-qualified profit sharing plan of the Employer established for the benefit of employees eligible to participate therein, as first set forth in the Prior Plan Statement and as amended and restated in this Plan Statement. (As used herein, "Plan" refers to the legal entity established by the Employer and not to the documents pursuant to which the Plan is maintained. Those documents are referred to herein as the "Prior Plan Statement" and the "Plan Statement.") Effective as of January 1, 2001, the Plan shall be referred to as the "SHOPKO STORES, INC. SHARED SAVINGS PLAN." Prior thereto, the plan was known as the "PROFIT SHARING AND SUPER SAVER PLAN."

                  1.1.21. PLAN STATEMENT -- this document entitled "SHOPKO STORES, INC. SHARED SAVINGS PLAN" (2001 Restatement), as adopted by the Principal Sponsor generally effective as of February 23, 1997, as the same may be amended from time to time thereafter.

                  1.1.22. PLAN YEAR AND SHORT PLAN YEAR -- the period of fifty-two (52) or fifty-three (53) consecutive weeks ending on the last Saturday in each February, changing as of March 1, 1998 to the calendar year (as a result of which a Short Plan Year is created for the period from March 1, 1998 to December 31, 1998, sometimes herein referred to as the "Short Plan Year").

                  1.1.23. POOLED INVESTMENT ACCOUNT -- an account established pursuant to an administrative services agreement between the Principal Sponsor and the Trustee.

                  1.1.24. PRINCIPAL SPONSOR -- SHOPKO STORES, INC., a Wisconsin corporation.

                  1.1.25. PRIOR PLAN STATEMENT -- the series of documents pursuant to which the Plan was established effective as of June 15, 1965, and operated thereafter until the Effective Date.

                  1.1.26. RECOGNIZED COMPENSATION -- wages within the meaning of
         Section 3401(a) of the Code for purposes of federal income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the Code) and paid to the Participant by the Employer for the applicable period; subject, however, to the following:

                           (a) INCLUDED ITEMS. In determining a Participant's
                  Recognized Compensation there shall be included elective contributions made by the Employer on behalf of the Participant that are not includible in gross income under Sections 125, 402(e)(3), 402(h), 403(b), 414(h)(2) and 457 of
                  the Code including elective contributions authorized by the Participant under a 401(k) Agreement, a cafeteria plan or any other qualified cash or deferred arrangement under Section 401(k) of the Code, and from and after January 1, 2002, elective contributions under any qualified transportation fringe benefit under 132(f) of the Code.

                           (b) EXCLUDED ITEMS. A Participant's Recognized
                  Compensation is reduced by all of the following (even if includible in gross income): reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving expenses, deferred compensation, and welfare benefits.

                           (c) PRE-PARTICIPATION EMPLOYMENT. Remuneration paid
                  by the Employer attributable to periods prior to the date the Participant became a Participant in the Plan shall not be taken into account in determining the Participant's Recognized Compensation.

                           (d) NON-RECOGNIZED EMPLOYMENT. Remuneration paid by
                  the Employer for employment that is not Recognized Employment shall not be taken into account in determining a Participant's Recognized Compensation.

                           (e) ATTRIBUTION TO PERIODS. A Participant's
                  Recognized Compensation shall be considered attributable to the period in which it is actually paid and not when earned or accrued; provided, however, that amounts earned but not paid in a Plan Year because of timing of pay periods and pay days may be included in the Plan Year when earned if these amounts are paid during the first few weeks of the next Plan Year, the amounts are included on a uniform and consistent basis with respect to all similarly situated Participants and no amount is included in more than one Plan Year.

                           (f) EXCLUDED PERIODS. Amounts received after the
                  Participant's termination of employment shall not be taken into account in determining a Participant's Recognized Compensation; provided, however, that amounts attributable to severance pay, vacation pay, and stock options earned but not paid or exercised during the Participant's period of Recognized Employment shall be taken into account in determining a Participant's Recognized Compensation if the severance pay or vacation pay is paid, or stock options are exercised, during the first few weeks after termination of Recognized Employment and the amounts are included on a uniform and consistent basis with respect to all similarly situated Participants.

                           (g) MULTIPLE EMPLOYERS. If a Participant is employed
                  by more than one Employer in a Plan Year, a separate amount of Recognized Compensation shall be determined for each Employer.

                           (h) ANNUAL MAXIMUM. A Participant's Recognized
                  Compensation for a Plan Year shall not exceed the annual compensation limit under Section 401(a)(17) of the Code, as adjusted from time to time. For purposes of the foregoing, the annual compensation limit under Section 401(a)(17) of the Code shall be Two Hundred Thousand Dollars ($200,000) (as adjusted under the Code for cost-of-living increases) for Plan Years beginning before January 1, 1994, and shall be One Hundred and Fifty Thousand Dollars ($150,000) (as so adjusted) for Plan Years beginning on or after January 1, 1994. For the Short Plan Year, such compensation limit shall be One Hundred and Thirty-Three Thousand Three Hundred and Thirty-Three Dollars ($133,333).

                  1.1.27. RECOGNIZED EMPLOYMENT -- all employment with the Employer, excluding however:

                           (a) employment in a unit of employees whose terms and
                  conditions of employment are subject to a collective bargaining agreement between the Employer and a union representing that unit of employees, unless such collective bargaining agreement provides for the inclusion of those employees in the Plan,

                           (b) employment of a nonresident alien who is not
                  receiving any earned income from the Employer which constitutes income from sources within the United States,

                           (c) employment in a division or facility of the
                  Employer which is not in existence on February 26, 1989 (that is, was acquired, established, founded or produced by the liquidation or similar discontinuation of a separate subsidiary after February 26, 1989) unless and until the Retirement Committee shall declare such employment to be Recognized Employment,

                           (d) employment of a United States citizen outside the
                  United States unless and until the Retirement Committee shall declare such employment to be Recognized Employment,

                           (e) services of a person who is not a common law
                  employee of the Employer including, without limiting the generality of the foregoing, services of a leased employee, leased owner, leased manager, shared employee, shared leased employee or other similar classification, and services of a person who is classified by an Employer as other than an employee, for the entire period of such classification, without regard to any subsequent reclassification which may occur by operation of law or otherwise, and

                           (f) employment of a highly compensated employee (as
                  defined in Appendix D to this Plan Statement) to the extent either agreed to in writing by the employee or specified in the Plan.

                  1.1.28. RETIREMENT COMMITTEE. The committee established in accordance with the provisions of Section 12.2, also known as the Committee.

                  1.1.29. SUBFUND -- any separate pool of assets of the Fund set aside for investment purposes or any separate investment fund selected by the Retirement Committee under Section 4.1. Any reference to a subfund shall include a separate investment fund and vice versa.

                  1.1.30. 401(K) AGREEMENT -- the agreement which may be entered into by a Participant as provided in Section 2.3.

                  1.1.31. TRUSTEE -- the Trustee originally named hereunder and its successor or successors in trust. Where the context requires, Trustee shall also mean and refer to any one or more co-trustees serving hereunder.

                  1.1.32. VALUATION DATE -- any day the New York Stock Exchange is open for business or any other date chosen by the Retirement Committee.

                  1.1.33. VESTED -- nonforfeitable, i.e., a claim obtained by a Participant or the Participant's Beneficiary to that part of an immediate or deferred benefit hereunder which arises from the Participant's service, which is unconditional and which is legally enforceable against the Plan.

                  1.1.34. VESTING SERVICE -- a measure of an employee's service with the Employer and all Affiliates (stated as a number of years) which is equal to the number of computation periods for which the employee is credited with one thousand (1,000) or more Hours of Service; subject, however, to the following rules:

                           (a) COMPUTATION PERIODS. The computation periods for
                  determining Vesting Service shall be the Plan Years.

                           (b) COMPLETION. A year of Vesting Service shall be
                  deemed completed as of the date in the computation period that the employee completes one thousand (1,000) Hours of Service. (Fractional years of Vesting Service shall not be credited.)

                           (c) PRE-EFFECTIVE DATE SERVICE. Vesting Service shall
                  be credited for Hours of Service earned and computation periods completed before the Effective Date as if this Plan Statement were then in effect.

                           (d) BREAKS IN SERVICE. Vesting Service canceled
                  before the Effective Date by operation of the Plan's break in service rules as they existed before the Effective Date shall continue to be canceled on and after the Effective Date.

                           (e) VESTING IN PRE-BREAK ACCOUNTS. If an employee who
                  has not attained a Vested interest in his or her Profit Sharing Account has five (5) or more consecutive One-Year Breaks in Service, the employee's service after such One-Year Breaks in Service shall not be counted as years of Vesting Service for the purpose of determining the Vested percentage of that portion of the employee's Profit Sharing Account derived from Employer contributions allocated with respect to the employee's service before such One-Year Breaks in Service. However, any employee who has either attained a Vested interest in such Account (which will be 100% since the Plan does not provide for graduated vesting) or whose consecutive number of One-Year Breaks in Service is less than 5 shall continue to have all of his or her years of Vesting Service counted, whether before or after such One-Year Breaks in Service.

                           (f) SPECIAL SHORT PLAN YEAR RULE. For the Short Plan
                  Year (March 1, 1998 to December 31, 1998), an employee shall be credited with one (1) year of Vesting Service if the employee is either credited with eight hundred and thirty-three (833) or more Hours of Service in the Short Plan Year or, alternatively, is credited with one thousand (1,000) or more Hours of Service in the twelve (12) month period beginning on March 1, 1998 and ending February 27, 1999.

                           (g) PRIOR SERVICE WITH PAMIDA, INC. AND P.M. PLACE
                  STORES COMPANY. Notwithstanding any other provision of the Plan, past service of employees with Pamida, Inc. prior to November 15, 2000, when Pamida, Inc. was acquired by the Principal Sponsor and with P.M. Place Stores Company prior to January 1, 2001, when P.M. Place Stores Company was acquired by the Principal Sponsor shall count as Vesting Service for purposes of the Plan.

         1.2. RULES OF INTERPRETATION. An individual shall be considered to have attained a given age on the individual's birthday for that age (and not on the day before). The birthday of any individual born on a February 29 shall be deemed to be February 28 in any year that is not a leap year. Notwithstanding any other provision of this Plan Statement or any election or designation made under the Plan, any individual who feloniously and intentionally kills a Participant or Beneficiary shall be deemed for all purposes of this Plan and all elections and designations made under this Plan to have died before such Participant or Beneficiary. A final judgment of conviction of felonious and intentional killing is conclusive for the purposes of this Section. In the absence of a conviction of felonious and intentional killing, the Retirement Committee shall determine whether the killing was felonious and intentional for the purposes of this Section. Whenever appropriate, words used herein in the singular may be read in the plural, or words used herein in the plural may be read in the singular; the masculine may include the feminine; and the words "hereof," "herein" or "hereunder" or other similar compounds of the word "here" shall mean and refer to this entire Plan Statement and not to any particular paragraph or Section of this Plan Statement unless the context clearly indicates to the contrary. The titles given to the various Sections of this Plan Statement are inserted for convenience of reference only and are not part of this Plan Statement, and they shall not be considered in determining the purpose, meaning or intent of any provision hereof. Any reference in this Plan Statement to a statute or regulation shall be considered also to mean and refer to any subsequent amendment or replacement of that statute or regulation. The term "employee" shall exclude any person who is classified by an Employer as other than an employee, for the entire period of such classification, without regard to any subsequent reclassification which may occur by operation of law or otherwise. This document has been executed and delivered in the State of Wisconsin and has been drawn in conformity to the laws of that State and shall, except to the extent that federal law is controlling, be construed and enforced in accordance with the laws of the State of Wisconsin.

         1.3. TRANSITIONAL RULES. Notwithstanding the general effective date of
Section 1.1.8, Section 7.11 of the Plan Statement is effective October 19, 1989, for all loans granted or renewed on and after that date. In addition, Participants who actually began receiving installment payments before February 26, 1989, shall continue to receive such payments under the rules specified in the Prior Plan Statement to the extent that such rules are not inconsistent with current laws and regulations, including, specifically, Section 401(a)(9) and
Section 411(d)(6) of the Code. Only those Participants shall be allowed to receive installment payments.

                                    SECTION 2

                          ELIGIBILITY AND PARTICIPATION

         2.1. ELIGIBILITY RULES.

                  2.1.1. GENERAL RULE. Subject to Section 2.1.2, each employee shall become a Participant on the Enrollment Date coincident with or next following the date as of which the employee has both:

                           (a) attained age twenty (20) years, and

                           (b) completed one (1) year of Eligibility Service,


         if the employee is then employed in Recognized Employment. If the employee is not then employed in Recognized Employment, the employee shall become a Participant on the first date thereafter upon which the employee enters Recognized Employment.

                  2.1.2. TRANSITIONAL RULE. Each employee who has attained age twenty (20) years before February 26, 1989, and is in Recognized Employment on February 26, 1989, shall become a Participant on the first date as of which the employee has completed one (1) year of Eligibility Service if the employee is then employed in Recognized Employment and has completed the one (1) year of Eligibility Service within the employee's first twelve (12) month period of employment. If the foregoing requirements are not satisfied, the employee shall become a Participant as provided in Section 2.1.1.

                  2.1.3. SPECIAL RULE FOR EARLY PARTICIPATION IN ELECTIVE RETIREMENT SAVINGS ONLY. Effective as of April 1, 2002, each employee who has not as of any Enrollment Date satisfied the conditions of Sections 2.1.1 or 2.1.2 above shall nevertheless become an "Early Participant," but only with regard to the opportunity to make retirement savings as set forth in Section 2.4 below and not with regard to any discretionary or matching Employer contributions, on the Enrollment Date coincident with or next following the date as of which the employee has both:

                           (a) attained age eighteen (18) years, and

                           (b) completed ninety (90) days of service,

         if the employee is then employed in Recognized Employment. If the employee is not then in Recognized Employment, the employee shall become an Early Participant on the first day thereafter upon which the employee enters Recognized Employment. Such Participants shall be referred to in the Plan as "Early Participants." The intent of the Principal Sponsor is to test the Early Participants for compliance under average deferral percentage rules of Section 401(k) of the Code as set forth in Section 2.6 below as a separate group of employees under Section 410(b)(4)(B) of the Code and to only apply the safe harbor matching contributions provided for in Section 3.7 to those Participants who have satisfied the requirements of Sections 2.1.1 and
         2.1.2 above and the Plan shall be construed accordingly.

         2.2. SPECIAL RULE FOR FORMER PARTICIPANTS. A Participant whose employment with the Employer terminates and who subsequently is reemployed by the Employer shall immediately reenter the Plan as a Participant upon the Participant's return to Recognized Employment.

         2.3. ENROLLMENT. Each employee who is or will become a Participant as provided in Section 2.1 or Section 2.2 may enroll for retirement savings by completing a 401(k) Agreement and delivering it to the Retirement Committee or its delegate prior to the Enrollment Date as of which the employee desires to make it effective. If an employee does not enroll when first eligible to do so, the employee may enroll as of any subsequent Valuation Date by completing a 401(k) Agreement and delivering it to the Retirement Committee or its delegate prior to that date.

         2.4. 401(K) AGREEMENT. Subject to the following rules, the 401(k) Agreement which each Participant may execute shall provide for retirement savings through a reduction of the amount of Recognized Compensation which otherwise would be paid to the Participant by the Employer each payday either:

                           (a) in even increments of one percent (1%) equal to
                  not less than one percent (1%) nor more than fifteen percent (15%), increasing to eighteen percent (18%) effective as of January 1, 2001, and

                           (b) effective as of February 1, 2002, in even
                  increments of one percent (1%) equal to not less than one percent (1%) nor more than fifty percent (50%).

Such retirement savings, however, shall not exceed the applicable dollar amount as provided under Section 402(g) of the Code, as adjusted form time to time ($10,500 for 2001) pursuant to the Code under the Plan and any other plan of the Employer and Affiliates for that Participant's taxable year. The Retirement Committee may, from time to time under rules, change the minimum and maximum allowable retirement savings, provided that from and after January 1, 2001, eligible non-highly compensated employees will be given the opportunity to make elective deferrals in an amount that is at least sufficient to receive the maximum amount of Employer Matching Contribution available for a Plan Year, unless other Code limitations apply, in order to comply with safe harbor rules of Code Section 401(k)(12). The reductions in earnings for retirement savings agreed to by the Participant shall be made by the Employer from the Participant's remuneration each payday on and after the date of the Participant's enrollment for so long as the 401(k) Agreement remains in effect.

         2.5. MODIFICATIONS OF 401(K) AGREEMENT. The 401(k) Agreement of a Participant may be modified as follows.

                  2.5.1. INCREASE OR DECREASE. A Participant may, upon giving notice to the Retirement Committee or its delegate, by any method authorized by the Retirement Committee including, but not limited to, telephonic communication, amend the 401(k) Agreement to increase or decrease the amount of reduction as soon as administratively feasible following such notice.

                  2.5.2. CANCELLATION OF 401(K) AGREEMENT. A Participant who has a 401(k) Agreement in effect may, upon giving notice to the Retirement Committee or its delegate, completely terminate the 401(k) Agreement beginning with the next following payroll period. Thereafter, such Participant may, upon notice to the Retirement Committee or its delegate, enter into a new 401(k) Agreement if the Participant is employed in Recognized Employment.

                  2.5.3. TERMINATION OF RECOGNIZED EMPLOYMENT. The 401(k) Agreement of a Participant who ceases to be employed in Recognized Employment shall be terminated automatically as of the date he ceases to be employed in Recognized Employment. If such Participant returns to Recognized Employment, the Participant may enter into a new 401(k) Agreement effective as of the date of the Participant's return to Recognized Employment or, upon notice to the Retirement Committee or its delegate, as of the first payday on or after any subsequent Valuation Date.

                  2.5.4. FORM OF AGREEMENT. The Retirement Committee shall specify the form of the 401(k) Agreement, the form of any notices modifying the 401(k) Agreement and all procedures for the delivery and acceptance of forms and notices.

         2.6. SECTION 401(K) COMPLIANCE.

                  2.6.1. SPECIAL DEFINITIONS. For purposes of this Section 2.6, the following special definitions shall apply:

                           (a) ELIGIBLE EMPLOYEE means an individual who is
                  entitled to enter into a 401(k) Agreement for all or a part of the Plan Year (whether or not the individual does so).

                           (b) HIGHLY COMPENSATED ELIGIBLE EMPLOYEES means those
                  eligible employees defined as highly compensated employees in Appendix D to this Plan Statement.

                           (c) DEFERRAL PERCENTAGE means the ratio (calculated
                  separately for each eligible employee) of:

                                    (i) the total amount, for the Plan Year, of
                           Employer contributions credited to the eligible employee's 401(k) Account, to

                                    (ii) the eligible employee's compensation,
                           as defined below, for such Plan Year.

                  For this purpose, Employer contributions will be considered made in the Plan Year if they are allocated as of a date during such Plan Year and are delivered to the Trustee within twelve (12) months after the end of such Plan Year.

                           (d) COMPENSATION means Recognized Compensation.

                           (e) AVERAGE DEFERRAL PERCENTAGE means, for a
                  specified group of eligible employees for the Plan Year, the average of the deferral percentages for all eligible employees in such group.

                  2.6.2. SPECIAL RULES. For purposes of this Section 2.6, the following special rules apply:

                           (a) ROUNDING. The deferral percentage of each
                  eligible employee and the average deferral percentage for each group of eligible employees shall be calculated to the nearest one-hundredth of one percent.

                           (b) HIGHLY COMPENSATED EMPLOYEES. In the case of a
                  highly compensated eligible employee who participates in any other plan of the Employer to which Employer contributions are made on behalf of the highly compensated eligible employee pursuant to a salary reduction agreement, all such Employer contributions must be aggregated for purposes of determining the highly compensated eligible employee's deferral percentage.

                           (c) PERMISSIVE AGGREGATION. To the extent permitted
                  under the Code, the Retirement Committee may elect to aggregate the Plan with any other plan of the Employer for purposes of determining whether the tests set forth in this Section are satisfied for a Plan Year.

                  2.6.3. THE TESTS. Notwithstanding the foregoing provisions, 401(k) Agreements in effect for each Plan Year shall be limited and modified under rules established by the Retirement Committee and by the rules hereinafter provided in order that all such 401(k) Agreements (in the aggregate) will satisfy at least one of the following two (2) tests for that Plan Year:

                           TEST 1: The average deferral percentage for the group
                  of highly compensated eligible employees is not more than the average deferral percentage of all other eligible employees multiplied by one and twenty-five hundredths (1.25).

                           TEST 2: The excess of the average deferral percentage
                  for the group of highly compensated eligible employees over that of all other eligible employees is not more than two (2) percentage points, and the average deferral percentage for the group of highly compensated eligible employees is not more than the average deferral percentage of all other eligible employees multiplied by two (2).

                  2.6.4. REMEDIAL ACTION. If the Committee determines that neither of the tests will be satisfied (or may not be satisfied) for a Plan Year, then during such Plan Year, the following actions may be taken so that one of the tests will be satisfied or so that the margin of failure will be reduced for such Plan Year:

                           (a) The highly compensated eligible employees who
                  have the largest enrollment amount under Section 2.4 shall be deemed for all purposes of the Plan to have elected for that Plan Year a lower enrollment amount (and the amounts credited pursuant to Section 3.2 shall be reduced accordingly).

                           (b) If neither of the tests is satisfied after such
                  adjustment, the enrollment amount under Section 2.4 of the highly compensated eligible employees who then have the largest enrollment amount (including any reduced under (a) above) shall be reduced to a lower enrollment amount (and the amounts credited pursuant to Section 3.2 shall be reduced accordingly).

                           (c) If neither of the tests is satisfied after such
                  adjustment, this method of adjustment shall be repeated one or more additional times until one of the tests is satisfied or the margin of failure is reduced, as determined by the Retirement Committee.


         The Committee shall prescribe rules concerning such adjustments, including the frequency of applying the tests and the commencement and termination dates for any adjustments.

                  2.6.5. SAFE HARBOR AFTER JANUARY 1, 2001. The Plan is designed to be a safe harbor plan under the provisions of Section 401(k)(12) of the Code from and after January 1, 2001, by use of a basic matching formula as specified in Section 3.6 that will be treated as satisfying the special requirements of this Section 2.6 and 3.5 without the need for any testing.

                                   SECTION 3

                      CONTRIBUTIONS AND ALLOCATION THEREOF

         3.1. EMPLOYER CONTRIBUTIONS.

                  3.1.1. SOURCE OF EMPLOYER CONTRIBUTIONS. All Employer contributions to the Plan may be made without regard to profits.

                  3.1.2. LIMITATION. The contribution of the Employer to the Plan for any year, when considered in light of its contribution for that year to all other tax-qualified plans it maintains, shall, in no event, exceed the maximum amount deductible by it for federal income tax purposes as a contribution to a tax-qualified profit sharing plan under Section 404 of the Code. Each such contribution to the Plan is conditioned upon its deductibility for such purpose.

                  3.1.3. FORM OF PAYMENT. The appropriate contribution of the Employer to the Plan, determined as herein provided, shall be paid to the Trustee and may be paid either in cash or in common shares of the Employer or of any successor or in any combination of the foregoing ways.

         3.2. RETIREMENT SAVINGS CONTRIBUTIONS.

                  3.2.1. AMOUNT. Within the time required by regulations of the United States Department of Labor, the Employer shall contribute to the Trustee for deposit in the Fund the reduction in Recognized Compensation which was agreed to by each Participant pursuant to a 401(k) Agreement.

                  3.2.2. ALLOCATION. The portion of this contribution made with respect to each Participant shall be credited to that Participant's 401(k) Account as of the Valuation Date actually received.

         3.3. DISCRETIONARY CONTRIBUTIONS.

                  3.3.1. GENERAL. The Employer may (but shall not be required to) make discretionary contributions from year to year during the continuance of the Plan in such amounts as the Board of Directors of ShopKo Stores, Inc. (or a committee appointed by the Board of Directors of ShopKo Stores, Inc.) shall from time to time determine. Such contributions shall be delivered to the Trustee for deposit in the Fund not later than the time prescribed by federal law (including extensions) for filing the federal income tax return of the Employer for the taxable year in which the Plan Year ends. The Employer discretionary contribution for a Plan Year, including forfeited

         Suspense Accounts, if any to be included with that contribution or reallocated as of the Annual Valuation Date of such Plan Year, shall be allocated in the following order.

                  3.3.2. SECTION 401(k) CURATIVE ALLOCATION. If neither of the
         Section 401(k) tests set forth in Section 2 has been satisfied and a distribution of "excess contributions" has not been made, then all or a portion of the Employer discretionary contribution for that Plan Year shall be allocated to meet one of such tests. Forfeited Suspense Accounts, however, shall not be included in this allocation. Only those Participants who were not "highly compensated eligible employees" (as defined in Section 2) for that Plan Year and for whom some contribution was made pursuant to Section 3.2 for such Plan Year shall share in such allocation. This allocation shall be made first to the Participant with the least amount of compensation (as defined in Section 2) and then, in ascending order of compensation (as defined in Section 2), to other Participants. The amount of the Employer discretionary contribution to be so allocated shall be that amount required to cause the Plan to satisfy either of the Section 401(k) tests set forth in Section 2 for the Plan Year; provided, however, that in no case shall amounts be so allocated to cause a Participant's deferral percentage (as defined in Section 2) to exceed twenty percent (20%). The Employer discretionary contribution so allocated to a Participant shall be credited to that Participant's 401(k) Account as of the Annual Valuation Date in the Plan Year for which this Employer discretionary contribution is made, or if earlier, the Valuation Date coincident with or next following the date as of which such contribution is received by the Trustee. For the purpose of allocating gains and losses under Section 4, however, the contribution shall be credited as of the Valuation Date coincident with or next following the date on which the contribution is received by the Trustee.

                  3.3.3. SECTION 401(M) CURATIVE ALLOCATION. If neither of the
         Section 401(m) tests set forth in Section 3 has been satisfied and a distribution of "excess aggregate contributions" has not been made pursuant to Section 7, then any remaining portion of the Employer discretionary contribution for that Plan Year shall be allocated to meet one of such tests. Forfeited Suspense Accounts, however, shall not be included in this allocation. Only those Participants who were not "highly compensated eligible employees" (as defined in Section 3) for that Plan Year and who were entitled to receive an Employer matching contribution shall share in such allocation. This allocation shall be made to the Participant with the least amount of compensation (as defined in Section 3) and then, in ascending order of compensation (as defined in Section 3), to other Participants. The amount of the Employer discretionary contribution to be so allocated shall be that amount required to cause the Plan to satisfy either of the Section 401(m) tests set forth in Section 3 for the Plan Year. The Employer discretionary contribution so allocated to a Participant shall be credited to that Participant's Employer Matching Account as of the Annual Valuation Date in the Plan Year for which this Employer discretionary contribution is made, or if earlier, the Valuation Date coincident with or next following the date as of which such contribution is received by the Trustee. For the purpose of allocating gains and losses under Section 4, however, the contribution shall be credited as of the Valuation Date coincident with or next following the date on which the contribution is received by the Trustee.

                  3.3.4. DISCRETIONARY PROFIT SHARING CONTRIBUTIONS. Any remaining portion of the Employer discretionary contribution shall be allocated to the Profit Sharing Accounts of eligible Participants under
         Section 3.4. The contribution shall be allocated to the Profit Sharing Accounts of eligible Participants in the ratio which the Recognized Compensation of each such eligible Participant for the Plan Year bears to the Recognized Compensation for such Plan Year of all such eligible Participants. The amount so allocated to an eligible Participant shall be credited to such Participant's Profit Sharing Account as of the Annual Valuation Date in the Plan Year for which such contribution is made, or if earlier, the Valuation Date coincident with or next following the date as of which such contribution is received by the Trustee. For the purpose of allocating gains and losses under Section 4, however, the contribution shall be credited as of the

         Valuation Date coincident with or next following the date on which the contribution is received by the Trustee.

         3.4. ELIGIBLE PARTICIPANTS. For purposes of this Section 3, a Participant shall be an eligible Participant for a Plan Year only if such Participant satisfies all of the following requirements in either (a) or (b) below:

                           (a) the Participant:

                                    (i) is credited with at least one thousand
                           (1,000) Hours of Service for such Plan Year (or, for the Short Plan Year, at least eight hundred thirty-three (833) Hours of Service), and

                                    (ii) is on the last day of such Plan Year,
                           an employee of the Employer or an Affiliate (ignoring for this purpose, any period of time represented by final accrued but unused vacation and sick days and periods used in determining severance settlements, but including for this purpose any Participant who then is on temporary layoff or authorized leave of absence or who, during such Plan Year, was inducted into the Armed Forces of the United States from employment with the Employer); or

                           (b) the Participant terminates employment with the
                  Employer within the Plan Year by reason of death, retirement at or after attaining age fifty-five (55) years and completing ten (10) or more years of Vesting Service, retirement at or after the Participant's Normal Retirement Age or Disability.

No other Participant shall be an eligible Participant. Notwithstanding the foregoing, a Participant who is in Recognized Employment as a licensed optometrist is not an eligible Participant.

         3.5. MATCHING EMPLOYER CONTRIBUTIONS PRIOR TO JANUARY 1, 2001.

                  3.5.1. AMOUNT AND ELIGIBILITY. For Plan Years prior to January 1, 2001, the Employer shall contribute to the Trustee for deposit in the Fund and for crediting to the Participant's Employer Matching Account an amount which will equal fifty-percent (50%) of the amount of the first six percent (6%) of reduction in Recognized Compensation for each pay period which was agreed to by the Participant pursuant to a 401(k) Agreement; provided, however, that no Participant who is in Recognized Employment as a licensed optometrist shall be eligible to receive a matching contribution. Such Employer matching contributions shall be delivered to the Trustee for deposit in the Fund not later than the time prescribed by federal law (including extensions) for filing the federal income tax return of the Employer for the taxable year in which the Plan Year ends.

                  3.5.2. ALLOCATION. The Employer matching contribution which is made with respect to a Participant shall be credited to that Participant's Employer Matching Account as of the Valuation Date coincident with or next following the date as of which such contribution is received by the trustee.

         3.6. SECTION 401(M) COMPLIANCE.

                  3.6.1. SPECIAL DEFINITIONS. For purposes of this Section, the following special definitions shall apply:

                           (a) ELIGIBLE EMPLOYEE means an individual who is
                  eligible to receive an Employer matching contribution for any portion of the Plan Year (whether or not the individual does so).

                           (b) HIGHLY COMPENSATED ELIGIBLE EMPLOYEES means those
                  eligible employees defined as highly compensated employees in Appendix D to this Plan Statement.

                           (c) CONTRIBUTION PERCENTAGE means the ratio
                  (calculated separately for each eligible employee) of:

                                    (i) the total amount, for the Plan Year, of
                           Employer matching contributions credited to the eligible employee's Employer Matching Account (but if the Committee elects to include the Employer matching contributions in the Section 401(k) test in Section 2, the Committee may elect to not include the Employer matching contributions in this Section 401(m) test), and if the Committee elects all or a portion of the amount, for the Plan Year, of Employer contributions credited to the eligible employee's 401(k) Account or Employer Profit Sharing Account, or both, to

                                    (ii) the eligible employee's Recognized
                           Compensation for the portion of such Plan Year that the employee is an eligible employee.


                  For this purpose, Employer contributions will be considered made in the Plan Year if they are allocated as of a date during such Plan Year and are delivered to the Trustee within twelve (12) months after the end of such Plan Year.

                           (d) AVERAGE CONTRIBUTION PERCENTAGE means, for a
                  specified group of eligible employees for the Plan Year, the average of the contribution percentages for all eligible employees in such group.

                  3.6.2. SPECIAL RULES. For purposes of this Section, the following special rules apply:

                           (a) ROUNDING. The contribution percentage of each
                  eligible employee and the average contribution percentage for each group of eligible employees shall be calculated to the nearest one-hundredth of one percent.

                           (b) HIGHLY COMPENSATED EMPLOYEES. In the case of a
                  highly compensated eligible employee who participates in any other plan of the Employer and Affiliates (other than an employee stock ownership plan described in Sections 409(a) and 4975(e)(7) of the Code) to which Employer matching contributions are made on behalf of the highly compensated eligible employee, all such Employer matching contributions, and if used to determine the contribution percentage of eligible employees, Employer contributions made pursuant to a salary reduction agreement or qualified nonelective contributions (within the meaning of Section 401(m)(4)(C) of the Code), or both, shall be aggregated for purposes of determining the highly compensated eligible employee's contribution percentage; provided, however, that such Employer contributions made under an employee stock ownership plan shall not be aggregated.

                           (c) PERMISSIVE AGGREGATION. To the extent permitted
                  under the Code, the Committee may elect to aggregate the Plan with any other plan of the Employer and Affiliates for purposes of determining whether the tests set forth in this Section are satisfied for a Plan Year.

                  3.6.3. THE TESTS. Notwithstanding the foregoing provisions, the Employer matching contributions made for each Plan Year shall be limited and modified under rules established by the Committee and by the rules hereinafter provided in order that one of the following two
         (2) tests is satisfied for that Plan Year:

                           TEST 1: The average contribution percentage for the
                  group of highly compensated eligible employees is not more than the average contribution percentage of all other eligible employees multiplied by one and twenty-five hundredths (1.25).

                           TEST 2: The excess of the average contribution
                  percentage for the group of highly compensated eligible employees over that of all other eligible employees is not more than two (2) percentage points, and the average contribution percentage for the group of highly compensated eligible employees is not more than the average contribution percentage of all other eligible employees multiplied by two
                  (2).


         For any Plan Year prior to 2002 in which Test 2 is satisfied for the purposes of the Section 401(k) test in Section 2, this Plan must satisfy either: (i) Test 1 for the purposes of the Section 401(m) test in this Section, or (ii) the aggregate limit or multiple use test as described in regulations issued by the Secretary of the Treasury which are incorporated by reference herein. If corrective distributions under
         Section 7 are required to satisfy the aggregate limit because of excess aggregate contributions as defined in Section 401(m)(b)(13) of the Code, the amount of such excess aggregate contributions shall first be determined by leveling the contribution percentages for the highly compensated employees in the order of their contribution percentages and once such amount has been calculated, the corrective distributions shall be determined by reducing the Employer matching contributions of the highly compensated eligible employees in order of the contribution amount beginning with the largest such amount until the aggregate limit is satisfied.

                  3.6.4. REMEDIAL ACTION. If the Committee determines that neither of the tests will be satisfied (or may not be satisfied) for a Plan Year, then during such Plan Year, the following actions may be taken so that one of the tests will be satisfied or so that the margin of failure will be reduced for such Plan Year:

                           (a) The Employer matching contributions for the
                  highly compensated eligible employees who have the largest contribution amount shall be reduced to the extent necessary to reduce their contribution amount to the next lower amount.

                           (b) If neither of the tests is satisfied after such
                  adjustment, the Employer matching contributions for the highly compensated eligible employees who then have the largest contribution amount (including those reduced under (c) above) shall be reduced to the extent necessary to reduce their contribution amount to the next lower amount.

                           (c) If neither of the tests is satisfied after such
                  adjustment, this method of adjustment shall be repeated one or more additional times until one of the tests is satisfied or the margin of failure is reduced, as determined by the Committee.


         The Committee shall prescribe rules concerning such adjustments, including the frequency of applying the tests and the commencement and termination dates for any adjustments.

         3.7. SAFE HARBOR MATCHING EMPLOYER CONTRIBUTIONS FROM AND AFTER JANUARY 1, 2001.

                  3.7.1. AMOUNT AND ELIGIBILITY. Effective for the Plan Year commencing January 1, 2001, and for each Plan Year thereafter for which the Employer provides a timely written notice containing all information required under Section 401(k)(12)(D) of the Code, the Employer shall contribute to the Trustee for deposit in the Fund and for crediting to the Participant's Employer Matching Account an amount which will equal:

                           (a) One hundred percent (100%) of the first three
                  percent (3%) of the reduction in Recognized Compensation for each pay period which was agreed to by the Participant pursuant to a 401(k) Agreement; plus

                           (b) Fifty percent (50%) of the next two percent (2%)
                  of such reductions in Recognized Compensation

provided that no Participant who is in Recognized Employment as a licensed optometrist and who is also a Highly Compensated Employee shall be eligible to receive a matching contribution. Such matching contributions are later referred to in the Plan as "Safe Harbor Matching Contributions." Effective for the Plan Year commencing January 1, 2002, Safe Harbor Matching Contributions shall only be made on behalf of those Participants who have attained both age 20 and completed 1 year of Eligibility Service as of any Enrollment Date during the Plan Year and not on behalf of Early Participants. As noted in Section 2.1.3, the Principal Sponsor has elected pursuant to Section 410(b)(4)(B) of the Code to treat the Plan as two separate Plans for purposes of Section 401(k) of the Code and not to provide Safe Harbor matching Contributions to Early Participants. However, it is recognized that the elective deferral contributions made by the Early Participants must satisfy the Section 401(k) compliance tests set forth in Section 2.6, using current year testing, unless otherwise allowed under applicable rules. Safe Harbor Matching Contributions shall be made on a payroll period basis, rather than an annual Plan Year basis, and must be deposited into the Fund no later than the last day of the Plan Year quarter following the Plan Year quarter for which the applicable contributions were made. However, the Principal Sponsor reserves the right to amend the Plan during a Plan Year to reduce or eliminate Safe Harbor Matching Contributions, provided that a supplemental notice is given to all eligible Participants explaining the consequences of and effective date of the amendment and that all such Participants have a reasonable opportunity (including a reasonable period) to change their 401(k) Agreements prior to such reduction or elimination. The amendment reducing or eliminating Safe Harbor Matching Contributions may not become effective earlier than the later of (i) 30 days after such eligible Participants are given the supplemental notice or (ii) the date the amendment is adopted. If such an amendment is adopted then the tests provided in Sections 2.6 and 3.6 must again be satisfied, using the current year testing method, for the entire Plan Year in which such amendment is adopted, and the safe harbor requirements of Section 401(k)(12) must be satisfied through the effective date of the amendment.

                  3.7.2. FULL VESTING. Safe Harbor Matching Contributions shall at all times be fully 100% Vested and are subject to the withdrawal restrictions specified in Section 401(k)(2)(B) and reflected in Sections 6.1 and 7.10 of the Plan, which are intended to satisfy all of the requirements of Section 401(k)(12) of the Code and shall be so construed.

                  3.7.3. ALLOCATION. Safe Harbor Matching Contributions made with respect to a Participant shall be credited to that Participant's Employer Matching Account as of the Valuation Date coincident with or next following the date as of which such contribution is received by the Trustee.

                  3.7.4. SAFE HARBOR 401(M) COMPLIANCE. The Plan is designed so that from and after January 1, 2001, it will be deemed to satisfy the special rules of Sections 2.6 and 3.6 without the need for any testing.

         3.8. ADJUSTMENTS.

                  3.8.1. MAKE-UP CONTRIBUTIONS FOR OMITTED PARTICIPANTS. If, after any Employer's contribution for a Plan Year has been made and allocated, it should appear that, through oversight or a mistake of fact or law, a Participant (or an employee who should have been considered a Participant) who should have been entitled to share in such contribution received no allocation or received an allocation which was less than he should have received, the Retirement Committee may, at its election, and in lieu of reallocating such contribution if reallocation is relevant (i.e., for prior year discretionary Employer Profit Sharing contributions, but not Safe Harbor Matching contributions), direct the Employer to make a special make-up contribution for the Account of such Participant in an amount adequate to provide for him the same addition to the Participant's Account for such Plan Year as he should have received.

                  3.8.2. MISTAKEN CONTRIBUTIONS. If, after an Employer contribution has been made and allocated, it should appear that, through oversight or a mistake of fact or law, a Participant (or an individual who was not a Participant) received an allocation which was more than the Participant should have received, the Retirement Committee may direct that the mistaken contribution, adjusted for its pro rata share of any net loss or net gain in the value of the Fund which accrued while such mistaken contribution was held therein, shall be withdrawn from the Account of such individual and retained in the Fund and used to reduce the amount of the next succeeding contribution of the Employer to the Fund due after the determination that such mistaken contribution has occurred.

         3.9. ROLLOVER CONTRIBUTIONS.

                  3.9.1. CONTINGENT PROVISION. The provisions of this Section
         3.9 shall not be implemented unless and until the Retirement Committee shall so determine in its discretion, and, upon being implemented, shall be subject to such conditions and limitations as the Retirement Committee may prescribe from time to time for administrative convenience and to preserve the tax-qualified status of the Plan.

                  3.9.2. ELIGIBLE CONTRIBUTIONS. Each employee in Recognized Employment may contribute to the Plan, within such time and in such form and manner as may be prescribed by the Retirement Committee in accordance with those provisions of federal law relating to rollover contributions, cash (or the cash proceeds from distributed property) received by the employee in Recognized Employment in an eligible rollover distribution from a qualified plan or from an individual retirement account or annuity established solely to hold such eligible rollover distribution. Also, the Committee may establish rules and conditions regarding the acceptance of direct rollovers under Section 401(a)(31) of the Code from trustees or custodians of other qualified pension, profit sharing or stock bonus plans.

                  3.9.3. SPECIFIC REVIEW. The Retirement Committee shall have the right to reject, or to direct the Trustee to return, any such rollover contribution if, in the opinion of the Retirement Committee, the acceptance thereof might jeopardize the tax-qualified status of the Plan or unduly complicate its administration, but the acceptance of any such rollover contribution shall not be regarded as an opinion or guarantee on the part of the Employer, the Retirement Committee, the Trustee or the Plan as to the tax consequences which may result to the contributing Participant thereby.

                  3.9.4. ALLOCATION. The rollover contribution made by a employee in Recognized Employment to the Plan shall be allocated to the Participant's Rollover Account and shall be credited to such Account as of the Valuation Date coincident with or next following the date on which such contribution is received by the Trustee.

         3.10. NONDEDUCTIBLE VOLUNTARY CONTRIBUTIONS. Effective December 1, 1986, nondeductible voluntary contributions shall not be accepted by the Plan. Prior to December 1, 1986, the Plan accepted nondeductible voluntary contributions. All such contributions held in the Voluntary Account shall continue to share in any trust earnings or losses and be distributed in accordance with the provisions of Section 7.

         3.11. LIMITATION ON ANNUAL ADDITIONS. In no event shall amounts be allocated to the Account of any Participant if, or to the extent, such amounts would exceed the limitations set forth in Appendix A to this Plan Statement.

         3.12. EFFECT OF DISALLOWANCE OF DEDUCTION OR MISTAKE OF FACT. All Employer contributions to the Plan are conditioned on their qualification for deduction for federal income tax purposes under Section 404 of the Code. If any such deduction should be disallowed, in whole or in part, for any Employer contribution to the Plan for any year, or if any Employer contribution to the Plan is made by reason of a mistake of fact, then there shall be calculated the excess of the amount contributed over the amount that would have been contributed had there not occurred a mistake in determining the deduction or a mistake of fact. The Principal Sponsor shall direct the Trustee to return such excess, adjusted for its pro rata share of any net loss (but not any net gain) in the value of the Fund which accrued while such excess was held therein, to the Employer within one (1) year of the disallowance of the deduction or the mistaken payment of the contribution, as the case may be. If the return of such amount would cause the balance of any Account of any Participant to be reduced to less than the balance which would have been in such Account had the mistaken amount not been contributed, however, the amount to be returned to the Employer shall be limited so as to avoid such reduction.

         3.13. UNIFORMED SERVICES EMPLOYMENT AND REEMPLOYMENT RIGHTS ACT (USERRA). Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

                                   SECTION 4

                      INVESTMENT AND ADJUSTMENT OF ACCOUNTS

         4.1. ESTABLISHMENT OF SUBFUNDS.

                  4.1.1. ESTABLISHING SUBFUNDS. At the direction of the Retirement Committee, the Trustee shall divide the Fund into two (2) or more Subfunds or establish different investment funds, which shall serve as vehicles for the investment of Participants' Accounts.

                  4.1.2. OPERATIONAL RULES. In accordance with rules, the Retirement Committee shall determine the circumstances under which a particular Subfund may be elected, or shall be automatically utilized, the minimum or maximum amount or percentage of an Account which may be invested in a particular Subfund, the procedures for making or changing investment elections, the extent (if any) to which Beneficiaries of deceased Participants may make investment elections and the effect of a Participant's or Beneficiary's failure to make an effective election with respect to all or any portion of an Account.

                  4.1.3. REVISING SUBFUNDS. The Retirement Committee shall have the power, from time to time, to dissolve Subfunds, to direct that additional Subfunds be established and, under rules, to withdraw or limit participation in a particular Subfund. In connection with the power to commingle reserved to the Trustee under Section 10.6, the Retirement Committee shall also have the power to direct the Trustee to consolidate any separate Subfunds hereunder with any other separate Subfunds having the same investment objectives which are established under any other retirement plan trust fund of the Employer or any business entity affiliated in ownership or management with the Employer of which the Trustee is trustee and which are managed by the Trustee or the same Investment Manager.

                  4.1.4. ERISA SECTION 404(C) COMPLIANCE. If the Committee so determines, the Committee may establish investment subfunds and operational rules which are intended to satisfy Section 404(c) of ERISA and the regulations thereunder. Such investment subfunds shall permit Participants and Beneficiaries the opportunity to choose from at least three investment alternatives, each of which is diversified, each of which present materially different risk and return characteristics, and which, in the aggregate, enable Participants and Beneficiaries to achieve a portfolio with appropriate risk and return characteristics consistent with minimizing risk through diversification. Such operational rules shall provide the following, and shall otherwise comply with Section 404(c) of ERISA and the regulations and rules promulgated thereunder from time to time:

                           (a) Participants and Beneficiaries may give
                  investment instructions to the Trustee at least once every three months;

                           (b) the Trustee must follow the investment
                  instructions of Participants and Beneficiaries that comply with the Plan's operational rules, provided that the Trustee may in any event decline to follow any investment instructions that:

                                    (i) would result in a prohibited transaction
                           described in Section 406 of ERISA or Section 4975 of the Code;

                                    (ii) would result in the acquisition of an
                           asset that might generate income which is taxable to the Plan;

                                    (iii) would not be in accordance with the
                           documents and instruments governing the Plan insofar as they are consistent with Title I of ERISA;

                                    (iv) would cause a fiduciary to maintain
                           indicia of ownership of any assets of the Plan outside of the jurisdiction of the district courts of the United States other than as permitted by Section 404(b) of ERISA and Department of Labor regulation
                           Section 2050.404b-1;

                                    (v) would jeopardize the Plan's tax status
                           under the Code;

                                    (vi) could result in a loss in excess of a
                           Participant's or Beneficiary's Account balance;

                           (c) Participants and Beneficiaries shall be
                  periodically informed of actual expenses to their Accounts which are imposed by the Plan and which are related to their Plan investment decisions.

                           (d) with respect to any subfund consisting of
                  Employer securities and intended to satisfy the requirements of Section 404(c) of ERISA, (i) Participants and Beneficiaries shall be entitled to all voting, tender and other rights appurtenant to the ownership of such securities, (ii) procedures shall be established to ensure the confidential exercise of such rights, except to the extent necessary to comply with federal and state laws not preempted by ERISA, and
                  (iii) the Trustee shall ensure the sufficiency of and compliance with such confidentiality procedures.

         4.2. VALUATION AND ADJUSTMENT OF ACCOUNTS. The intent of this Section is to cause all income of the Trust Fund and changes in the value of the assets of the Trust Fund to be distributed among each Participant Account in the Trust Fund. Accordingly, the Trustee shall, following the end of each Valuation Date, value all assets of the Trust Fund, allocate net gains or losses, and process additions to and withdrawals from Account balances in the following manner:

                  4.2.1. VALUATION. The Trustee shall first compute the fair market value of securities and/or the other assets comprising each investment fund designated by the Retirement Committee for direction of investment by the Participants of this Plan. Each Account balance shall be adjusted each business day by applying the closing market price of the investment fund on the current business day to the share/unit balance of the investment fund as of the close of business on the current business day.

                  4.2.2. ADDITIONS AND WITHDRAWALS. The Trustee shall then account for any requests for additions or withdrawals made to or from a specific designated investment fund by any Participant, including allocations of contributions and forfeitures. In completing the valuation procedure described above, such adjustments in the amounts credited to such Accounts shall be made on the business day to which the investment activity relates. Contributions received by the Trustee pursuant to this Plan shall not be taken into account until the Valuation Date coinciding with or next following the date such contribution was both actually paid to the Trustee and allocated among the Accounts of Participants.

                  4.2.3. POOLED FUNDS. Notwithstanding Sections 4.2.1 and 4.2.2 above, in the event a pooled investment fund is created as a designated fund for Participant investment election in this Plan, valuation of the pooled investment fund and allocation of earnings of the pooled investment fund shall be governed by the Administrative Services Agreement for such pooled investment fund. The provisions of any such Administrative Services Agreement shall be deemed a part of this Plan.

                  4.2.4. OTHER RULES. Notwithstanding the foregoing, the Committee and the Trustee may agree in writing to revised rules or additional rules for the adjustment of Accounts including, without limiting the generality of the foregoing, the times when contributions shall be credited under Section 3 for the purposes of allocating gains or losses under this Section 4.

         4.3. MANAGEMENT AND INVESTMENT OF FUND. The Fund in the hands of the Trustee, together with all additional contributions made thereto and together with all net income thereof, shall be controlled, managed, invested, reinvested and ultimately paid and distributed to Participants and Beneficiaries by the Trustee with all the powers, rights and discretions generally possessed by trustees, and with all the additional powers, rights and discretions conferred upon the Trustee under this Plan Statement. Except to the extent that the Trustee is subject to the authorized and properly given investment directions of a Participant, a Beneficiary or an Investment Manager, and subject to the directions of the Retirement Committee with respect to the payment of benefits hereunder, the Trustee shall have the exclusive authority to manage and control the assets of the Fund and shall not be subject to the direction of any person in the discharge of its duties, nor shall its authority be subject to delegation or modification except by formal amendment of this Plan Statement.

                                    SECTION 5

                                     VESTING

         5.1. PROFIT SHARING ACCOUNT.

                  5.1.1. PROGRESSIVE VESTING. Except as hereinafter provided, the Profit Sharing Account of each Participant shall become Vested in accordance with the following schedule:

                  When the Participant Has                The Vested Portion of the
                Completed the Following Years            Participant's Profit Sharing
                     of Vesting Service:                       Account Will Be:
                     -------------------                       ----------------
                      Less than 3 years                               0%
                      3 years or more                               100%

         provided, however, that the Vested percentage of any Participant who was a Participant in the Plan as of March 1, 1996, shall not be less than the percentage the Participant would have earned had the Prior Plan Statement continued in effect.

                  5.1.2. FULL VESTING. Notwithstanding any of the foregoing provisions for progressive vesting of Profit Sharing Accounts of Participants, the entire Profit Sharing Account of each Participant shall be fully Vested upon the earliest occurrence of any of the following events while in the employment of the Employer or an
         Affiliate:

                           (a) the Participant's death,

                           (b) the Participant's attainment of Normal Retirement
                  Age,

                           (c) the Participant's Disability,

                           (d) a partial termination of the Plan which is
                  effective as to the Participant, or

                           (e) a complete termination of the Plan or a complete
                  discontinuance of Employer contributions hereto.

                  5.1.3. FORFEITURE EVENT. A Participant who is not in the employment of the Employer or an Affiliate upon a complete termination of the Plan or a complete discontinuance of Employer contributions hereto, shall be fully Vested if, on the date of such termination or discontinuance, such Participant has not had a forfeiture event as described below:

                           (a) the occurrence after an Event of Maturity of five
                  (5) consecutive One-Year Breaks in Service,

                           (b) the Event of Maturity of a Participant who has no
                  Vested interest in the Participant's Total Account,

                           (c) the distribution after an Event of Maturity, to
                  (or with respect to) a Participant of the entire Vested portion of the Total Account of the Participant, or

                           (d) the death of the Participant at a time and under
                  circumstances which do not entitle the Participant to be fully (100%) Vested in the Participant's Total Account.

                  5.1.4. PRE-EFFECTIVE DATE VESTING. For any person who does not perform one (1) Hour of Service on or after February 26, 1989, the Vesting provisions of the Prior Plan Statement shall continue to apply.

         5.2. OTHER ACCOUNTS. The 401(k) Account, Employer Matching Account, Rollover Account, Voluntary Account and Transfer Account of each Participant shall be fully (100%) Vested at all times.

                                    SECTION 6

                                    MATURITY

         6.1. EVENTS OF MATURITY. A Participant's Total Account shall mature and the Vested portion shall become distributable in accordance with Section 7 upon the earliest occurrence of any of the following events while in the employment of the Employer or an Affiliate:

                           (a) the Participant's death,

                           (b) the Participant's separation from service,
                  whether voluntary or involuntary,

                           (c) the Participant's attainment of age seventy and
                  one-half (70 1/2) years, except that such occurrence as an Event of Maturity has been eliminated with regard to Participants who reached age 70 1/2 on or after January 1, 1999,

                           (d) the Participant's Disability,

                           (e) termination of the Plan without the establishment
                  or maintenance of another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code) or a partial termination of the Plan effective as to the Participant,

                           (f) the disposition by the Employer to an unrelated
                  organization of substantially all the assets (within the meaning of Section 409(d)(2) of the Code or other guidance issued by the Internal Revenue Service) used by the Employer in a trade or business of the Employer, but only with respect to employees who continue employment with the organization acquiring such assets and only if the purchase and sale agreement specifically authorizes distribution of this Plan's assets in connection with such disposition and the Employer continues to maintain the Plan after disposition, or

                           (g) the disposition by the Employer to an unrelated
                  organization of the Employer's interest in a subsidiary (within the meaning of Section 409(d)(3) of the Code or other guidance issued by the Internal Revenue Service), but only with respect to employees who continue employment with such subsidiary and only if the purchase and sale agreement specifically authorizes distribution of this Plan's assets in connection with such disposition and the Employer continues to maintain the Plan after disposition;

                           (h) effective as of May 30, 2001, the Participant's
                  attainment of age 59 1/2,

provided, however, that a transfer from Recognized Employment to employment with the Employer that is other than Recognized Employment or a transfer from the employment of one Employer participating in the Plan to another such Employer or to any Affiliate shall not constitute an Event of Maturity.

         6.2. DISPOSITION OF NONVESTED PORTION OF ACCOUNT. Upon the occurrence of a Participant's Event of Maturity, if any portion of the Participant's Profit Sharing Account is not Vested, such portion shall be transferred to the Participant's Suspense Account as of the Valuation Date coincident with or next following such Event of Maturity.

                  6.2.1. REHIRE BEFORE ANNUAL VALUATION DATE. If such Participant is reemployed by the Employer or an Affiliate before the Annual Valuation Date following the Participant's Event of Maturity, the portion of the Participant's Profit Sharing Account which was not Vested upon such Event of Maturity (and therefore became the Participant's Suspense Account) shall be transferred back to and held in the Participant's Profit Sharing Account under the Plan as of the Valuation Date coincident with or next following the reemployment date and it shall be held there pending the occurrence of another Event of Maturity effective as to the Participant, during which period of subsequent employment the Participant may earn a Vested interest in some or all of such portion in accordance with the provisions of Section 5.

                  6.2.2. REHIRE AFTER ANNUAL VALUATION DATE. If such Participant is not reemployed by the Employer or an Affiliate before the Annual Valuation Date following the Participant's Event of Maturity, the portion of the Participant's Profit Sharing Account which was not Vested upon such Event of Maturity (and therefore became the Participant's Suspense Account):

                           (a) shall be forfeited as of that Annual Valuation
                  Date as provided in Section 6.2.3 and the Plan shall be deemed to have made a distribution of such Participant's vested interest (which shall be zero) as of such date, and

                           (b) shall be restored to the Participant's Profit
                  Sharing Account (without adjustment for gains or losses after such Annual Valuation Date) as provided in Section 6.2.4 if the Participant returns to employment with the Employer or an Affiliate before the Participant has five (5) consecutive One-Year Breaks in Service. This restoration shall occur as of the Annual Valuation Date next following the Participant's return to employment and shall be conditioned upon the Participant's remaining in employment with the Employer or an Affiliate until that Annual Valuation Date.

                  6.2.3. FORFEITURES. Forfeited Suspense Accounts shall be used first to restore any forfeited Suspense Accounts for rehired Participants of the same Employer as required in Section 6.2.2, and, prior to January 1, 2001, any remaining portion shall be added to the Employer discretionary contribution, if any, to be allocated as of such Annual Valuation Date, to the Profit Sharing Accounts of all Participants during the Plan Year, as provided in Section 3.3 of the Plan. From and after January 1, 2001, forfeited suspense Accounts shall be used to reduce the Safe Harbor Matching Contribution required of the Employer under Section 3.7 or to pay administrative expenses as provided in Section 12.9, as directed by the Employer. Any Suspense Accounts remaining at the termination of the Plan shall be likewise used and if any remain after such uses are satisfied, the same may be allocated to a Profit Sharing Account for each Participant remaining in the employment of the Employer as of the termination, pro-rata to Recognized Compensation.

                  6.2.4. RESTORATIONS. The amount necessary to make the restoration required under Section 6.2.2(b) shall come first from Suspense Accounts of Participants of the rehiring Employer that are to be forfeited on the Annual Valuation Date on which the restoration is to occur. If such Suspense Accounts are not adequate for this purpose, the rehiring Employer shall make a contribution adequate to make the restoration as of that Annual Valuation Date (in addition to any contributions made under Section 3). If the Participant is rehired by an Affiliate that is not an Employer, the amount necessary to make the restoration shall come first from Suspense Accounts of Participants of the Principal Sponsor that are to be forfeited on the Annual Valuation Date on which the restoration is to occur and, if such Suspense Accounts are not adequate for this purpose, then the Principal Sponsor shall make a contribution adequate to make the restoration as of that Annual Valuation Date (in addition to any contributions made under Section 3).

         6.3. UNCLAIMED VESTED TOTAL ACCOUNTS. If a Participant or Beneficiary cannot be found under procedures established by the Retirement Committee, the Vested Total Account of such Participant or Beneficiary shall be forfeited as of the Annual Valuation Date the Account is both (i) distributable under Section
7.1.2 or Section 7.2.2 and (ii) determined by the Retirement Committee to be unclaimed. A Vested Total Account so forfeited shall be restored (without adjustment for gains or losses after the forfeiture of the Account) as of the Annual Valuation Date following a claim for the Account by the Participant or Beneficiary; provided, however, the claim is made before the termination of the Plan. The forfeiture and restoration of an unclaimed Vested Total Account shall be in accordance with the following procedures.

                  6.3.1. FORFEITURES. Forfeited unclaimed Vested Total Accounts shall be used first to restore any forfeited unclaimed Vested Total Account for a `Participant or Beneficiary who makes a claim for a Vested Total Account as of the Annual Valuation Date. Any remaining forfeited unclaimed Vested Total Accounts as of the Annual Valuation Date in the Plan Year in which the forfeiture occurred shall be used to reduce the Employer's Safe Harbor Matching Contribution under Section
         3.7 or to pay administrative expenses as provided in Section 12.9, as directed by the Employer. Any forfeited unclaimed Vested Total Accounts remaining at the termination of the Plan shall be used in a similar fashion or otherwise as provided in Section 6.2.4.

                  6.3.2. RESTORATIONS. The amount necessary to make the restoration of a forfeited unclaimed Vested Total Account shall come first from the unclaimed Vested Total Accounts of Participants or Beneficiaries that are to be forfeited as of the Annual Valuation Date on which the restoration is to occur. If such Vested Total Accounts are not adequate for this purpose, the Employer shall make a contribution adequate to make the restoration as of that Annual Valuation Date (in addition to any contributions made under Section 3).

                                    SECTION 7

                                  DISTRIBUTION

         7.1. APPLICATION FOR DISTRIBUTION.

                  7.1.1. APPLICATION REQUIRED. No distribution shall be made from the Plan until the Retirement Committee has received an application for distribution from the Participant or the Beneficiary entitled to receive distribution (the "Distributee"). The Retirement Committee may prescribe rules regarding the form of such application, the manner of filing such application and the information required to be furnished in connection with such application.

                  7.1.2. EXCEPTION FOR SMALL AMOUNTS. Effective for Plan Years beginning on or after January 1, 1998, a Vested Total Account which does not exceed Five Thousand Dollars ($5,000) (or for distributions made prior to October 17, 2000, never exceeded that amount at the time of any prior distribution) shall be distributed automatically in a single lump sum as soon as is administratively feasible following the occurrence of an Event of Maturity effective as to a Participant, without an application for distribution.

                  7.1.3. EXCEPTION FOR REQUIRED DISTRIBUTIONS. Any Vested Total Account for which no application has been received on the required beginning date effective as to a Distributee under Section 7.2.2, shall be distributed automatically in a single lump sum as of that date without an application for distribution. Any amounts credited to a Vested Total Account after the required beginning date effective as to a Distributee under Section 7.2.2 shall be distributed in a single lump sum following the crediting of such amounts to the Account as directed by the Retirement Committee. The distribution shall be made without an application for distribution.

                  7.1.4. NOTICES. The Retirement Committee will issue such notices as may be required under Sections 402(f), 411(a)(11) and other sections of the Code in connection with distributions from the Plan. No distribution will be made unless it is consistent with such notice requirements. Distribution may commence less than thirty (30) days after the notice required under

         Section 1.411(a)-11(c) of the Income Tax Regulations or the notice required under Section 1.402(f)-2T of the Income Tax Regulations is given, provided that:

                           (a) The Retirement Committee clearly informs the
                  Distributee that the Distributee has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect distribution and, if applicable, a particular distribution option); and

                           (b) The Distributee, after receiving the notice,
                  affirmatively elects a distribution.

                  7.1.5. DIRECT ROLLOVER. A Distributee who is eligible to elect a direct rollover may elect, at the time and in the manner prescribed by the Committee, to have all or any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the Distributee in a direct rollover. A Distributee who is eligible to elect a direct rollover includes only a Participant, a Beneficiary who is the surviving spouse of a Participant and a Participant's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Appendix C.

                           (a) ELIGIBLE ROLLOVER DISTRIBUTION AND ELIGIBLE
                  RETIREMENT PLAN for purposes of the Plan shall the same meanings as defined in Section 401(a)(31) of the Code.

                           (b) DIRECT ROLLOVER means the payment of an eligible
                  rollover distribution by the Plan to the eligible retirement plan specified by the Distributee who is eligible to elect a direct rollover.

         7.2. TIME AND FORM OF DISTRIBUTION. Upon the receipt of a proper application for distribution from the Distributee after the occurrence of an Event of Maturity effective as to a Participant, and after the Participant's Vested Total Account has been determined and the right of the Distributee to receive a distribution has been established, the Retirement Committee shall cause the Trustee to make distribution of such Vested Total Account in a single lump sum as of (and as soon as administratively feasible after) a Valuation Date specified by the Distributee which is not earlier than nor later than the dates specified below.

                  7.2.1. EARLIEST BEGINNING DATE. Distribution shall not be made as of a Valuation Date which is earlier than the earliest beginning date.

                           (a) PARTICIPANT. If the Distributee is a Participant,
                  the earliest beginning date is the Valuation Date coincident with or next following the date of the Participant's Event of Maturity.

                           (b) BENEFICIARY. If the Distributee is a Beneficiary
                  of a Participant, the earliest beginning date is the Valuation Date coincident with or next following the date of such Participant's death.


         Distribution shall not be made, however, as of a Valuation Date which is earlier than the date the Retirement Committee receives any required application for distribution.

                  7.2.2. REQUIRED BEGINNING DATE. In all events distribution shall be made not later than the required beginning date.

                           (a) PARTICIPANT. The required beginning date of a
                  Participant is the later of the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 or retires, except that benefit distributions to a 5-percent owner (as defined in Appendix B to the Plan statement) must commence by the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2. The preretirement or in-service age 70 1/2 distribution option has been eliminated with respect to employees who reach age 70 1/2 on or after January 1, 1999.

                           (b) BENEFICIARY. If the Distributee is a Beneficiary
                  of a Participant, the required beginning date is the November 30 of the calendar year in which occurs the fifth (5th) anniversary of the Participant's death.

                  7.2.3. FORM OF DISTRIBUTION OF TRANSFER ACCOUNTS FROM THE PENN-DANIELS PLAN. In accordance with Section 411(d)(6) of the Code, any individual who has had an account transferred from the Penn-Daniels, Incorporated Employees' Savings and Retirement Plan (the "Penn-Daniels Plan") to this Plan shall have such account distributed in the form of a qualified joint and survivor annuity. Notwithstanding the foregoing, such individual may elect any optional form of distribution available under the Penn-Daniels Plan as in effect on July 1, 1998, if the Participant's spouse consents to such distribution in a writing signed by the spouse and witnessed by a Plan representative or notary public. The Plan administrator shall cause to be furnished to each married Participant a written explanation, in non-technical terms, of the availability of the joint and survivor annuity, as specifically applicable to the Participant and spouse and of the fact that such Participant may elect an optional form of benefit. The written explanation shall be furnished to such participant during a reasonable period (generally at least thirty (30), but not more than ninety (90) days) before the commencement date of any benefits, consistent with applicable governmental regulations. The Participant may waive (with spousal consent) the requirement that such written explanation be provided at least thirty (30) days before the commencement date, consistent with applicable governmental regulations. Further, notwithstanding the above provision, the qualified joint and survivor annuity forms and the other optional forms of distribution under the Penn-Daniels Plan are hereby eliminated under this Plan effective as of August 15, 2001, provided that a written notice explaining this elimination is given to all Participants who have transfer accounts now in the Penn-Daniels Plan and such elimination is not applied to any such Participant who incurs an Event of Maturity and elects to have his or her benefits attributable to such Transfer Account begin before the end of a 90 day period after receipt of such notice.

                  7.2.4. REQUIRED MINIMUM DISTRIBUTIONS. All distributions under this Plan made after the Participant's Required Beginning Date or after the Participant's death shall comply with the minimum distribution requirements under Section 401(a)(9) of the Code, and regulations thereunder (which are hereby incorporated by reference). With respect to distributions under the Plan made in calendar years beginning on or after January 1, 2002, the Plan will apply the minimum distribution requirements of Section 401(a)(9) of the Internal Revenue Code in accordance with the regulations under Section 401(a)(9) that were proposed in January 2001, notwithstanding any provision of the Plan to the contrary. This amendment shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under Section 401(a)(9) or such other date specified in guidance published by the Internal Revenue Service.

         7.3. OTHER RULES.

                  7.3.1. EFFECT OF REEMPLOYMENT. If a Participant is reemployed by the Employer or an Affiliate after distribution has been scheduled to be made but before the Participant attains Normal Retirement Age and before actual distribution, distribution of the Participant's Vested

         Total Account shall be suspended, provided the request for such suspension is received by the Trustee sufficiently in advance so that such suspension is administratively feasible, and the Vested Total Account shall continue to be held in the Fund until another Event of Maturity effective as to the Participant shall occur after the Participant's reemployment. It is the general intent of this Plan that no distributions shall be made before the Normal Retirement Age of a Participant while the Participant is employed by the Employer or an Affiliate.

                  7.3.2. TEFRA SECTION 242(B) DESIGNATIONS. Effective February 26, 1989, TEFRA Section 242(b) designations shall not be given effect. Prior to February 26, 1989, distributions to or with respect to each individual eligible to make a designation (before January 1, 1984) of a method of distribution pursuant to Section 242(b) of the Tax Equity and Fiscal Responsibility Act of 1982 were made in accordance with the TEFRA Section 242(b) designation provisions set forth in the Prior Plan Statement.

         7.4. DESIGNATION OF BENEFICIARIES.

                  7.4.1. RIGHT TO DESIGNATE. Each Participant may designate, upon forms to be furnished by and filed with the Retirement Committee, one or more primary Beneficiaries or alternative Beneficiaries to receive all or a specified part of the Participant's Vested Total Account in the event of the Participant's death. The Participant may change or revoke any such designation from time to time without notice to or consent from any Beneficiary or spouse. No such designation, change or revocation shall be effective unless executed by the Participant and received by the Retirement Committee during the Participant's lifetime.

                  7.4.2. SPOUSAL CONSENT. Notwithstanding the foregoing, a designation will not be valid for the purpose of paying benefits from the Plan to anyone other than a surviving spouse of the Participant (if there is a surviving spouse) unless that surviving spouse consents in writing to the designation of another person as Beneficiary. To be valid, the consent of such spouse must be in writing, must acknowledge the effect of the designation of the Beneficiary and must be witnessed by a notary public. The consent of the spouse must be to the designation of a specific named Beneficiary which may not be changed without further spousal consent, or alternatively, the consent of the spouse must expressly permit the Participant to make and to change the designation of Beneficiaries without any requirement of further spousal consent. The consent of the spouse to a Beneficiary is a waiver of the spouse's rights to death benefits under the Plan. The consent of the surviving spouse need not be given at the time the designation is made. The consent of the surviving spouse need not be given before the death of the Participant. The consent of the surviving spouse will be required, however, before benefits can be paid to any person other than the surviving spouse. The consent of a spouse shall be irrevocable and shall be effective only with respect to that spouse.

                  7.4.3. FAILURE OF DESIGNATION. If a Participant:

                           (a) fails to designate a Beneficiary,

                           (b) designates a Beneficiary and thereafter such
                  designation is revoked without another Beneficiary being named, or

                           (c) designates one or more Beneficiaries and all such
                  Beneficiaries so designated fail to survive the Participant,


         such Participant's Vested Total Account, or the part thereof as to which such Participant's designation fails, as the case may be, shall be payable to the first class of the following classes of automatic Beneficiaries with a member surviving the Participant and (except in the case of the

         Participant's surviving issue) in equal shares if there is more than one member in such class surviving the Participant:

                  Participant's surviving spouse
                  Participant's surviving issue per stirpes and not per capita Participant's surviving parents Participant's surviving brothers and sisters Representative of Participant's estate.

                  7.4.4. DISCLAIMERS BY BENEFICIARIES. A Beneficiary entitled to a distribution of all or a portion of a deceased Participant's Vested Total Account may disclaim his or her interest therein subject to the following requirements. To be eligible to disclaim, a Beneficiary must be a natural person, must not have received a distribution of all or any portion of a Vested Total Account at the time such disclaimer is executed and delivered, and must have attained legal age as of the date of the Participant's death. Any disclaimer must be in writing and must be executed personally by the Beneficiary before a notary public. A disclaimer shall state that the Beneficiary's entire interest in the undistributed Vested Total Account is disclaimed or shall specify what portion thereof is disclaimed. To be effective, duplicate original executed copies of the disclaimer must be both executed and actually delivered to both the Retirement Committee and to the Trustee after the date of the Participant's death but not later than nine (9) months after the date of the Participant's death. A disclaimer shall be irrevocable when delivered to both the Retirement Committee and the Trustee. A disclaimer shall be considered to be delivered to the Retirement Committee or the Trustee only when actually received by the Retirement Committee or the Trustee (and in the case of a corporate Trustee, shall be considered to be delivered only when actually received by a trust officer familiar with the affairs of the Plan). The Retirement Committee (and not the Trustee) shall be the sole judge of the content, interpretation and validity of a purported disclaimer. Upon the filing of a valid disclaimer, the Beneficiary shall be considered not to have survived the Participant as to the interest disclaimed. A disclaimer by a Beneficiary shall not be considered to be a transfer of an interest in violation of the provisions of Section 8 and shall not be considered to be an assignment or alienation of benefits in violation of federal law prohibiting the assignment or alienation of benefits under this Plan. No other form of attempted disclaimer shall be recognized by either the Retirement Committee or the Trustee.

                  7.4.5. DEFINITIONS. When used herein and, unless the Participant has otherwise specified in the Participant's Beneficiary designation, when used in a Beneficiary designation, "issue" means all persons who are lineal descendants of the person whose issue are referred to, including legally adopted descendants and their descendants but not including illegitimate descendants and their descendants; "child" means an issue of the first generation; "per stirpes" means in equal shares among living children of the person whose issue are referred to and the issue (taken collectively) of each deceased child of such person, with such issue taking by right of representation of such deceased child; and "survive" and "surviving" mean living after the death of the Participant.

                  7.4.6. SPECIAL RULES. Unless the Participant has otherwise specified in the Participant's Beneficiary designation, the following rules shall apply:

                           (a) If there is not sufficient evidence that a
                  Beneficiary was living at the time of the death of the Participant, it shall be deemed that the Beneficiary was not living at the time of the death of the Participant.

                           (b) The automatic Beneficiaries specified in Section
                  7.4.3 and the Beneficiaries designated by the Participant shall become fixed at the time of the Participant's death so that, if a Beneficiary survives the Participant but dies before the receipt of all payments due such Beneficiary hereunder, such remaining payments shall be payable to the representative of such Beneficiary's estate.

                           (c) If the Participant designates as a Beneficiary
                  the person who is the Participant's spouse on the date of the designation, either by name or by relationship, or both, the dissolution, annulment or other legal termination of the marriage between the Participant and such person shall automatically revoke such designation. (The foregoing shall not prevent the Participant from designating a former spouse as a Beneficiary on a form executed by the Participant and received by the Retirement Committee after the date of the legal termination of the marriage between the Participant and such former spouse, and during the Participant's lifetime.)

                           (d) Any designation of a nonspouse Beneficiary by
                  name that is accompanied by a description of relationship to the Participant shall be given effect without regard to whether the relationship to the Participant exists either then or at the Participant's death.

                           (e) Any designation of a Beneficiary only by
                  statement of relationship to the Participant shall be effective only to designate the person or persons standing in such relationship to the Participant at the Participant's death.

A Beneficiary designation is permanently void if it either is executed or is filed by a Participant who, at the time of such execution or filing, is then a minor under the law of the state of the Participant's legal residence. The Retirement Committee (and not the Trustee) shall be the sole judge of the content, interpretation and validity of a purported Beneficiary designation.

         7.5. DEATH PRIOR TO FULL DISTRIBUTION. If a Participant dies after the Participant's Event of Maturity but before distribution of the Participant's Vested Total Account has been made, the undistributed Vested Total Account shall be distributed in the same manner as hereinbefore provided in the Event of Maturity by reason of death. If, at the death of the Participant, any payment to the Participant was due or otherwise pending but not actually paid, the amount of such payment shall be included in the Vested Total Account which is payable to the Beneficiary (and shall not be paid to the Participant's estate).

         7.6. DISTRIBUTION IN CASH. Distribution of a Participant's Vested Total Account shall be made in cash. If, however, the Vested Total Account to be distributed consists in whole or in part of a Participant's unpaid promissory note, the Trustee shall cause distribution of that portion of the Vested Total Account to be made in kind.

         7.7. FACILITY OF PAYMENT. In case of the legal disability, including minority, of a Participant or Beneficiary entitled to receive any distribution under the Plan, payment shall be made, if the Retirement Committee shall be advised of the existence of such condition:

                           (a) to the duly appointed guardian, conservator or
                  other legal representative of such Participant or Beneficiary, or

                           (b) to a person or institution entrusted with the
                  care or maintenance of the incompetent or disabled Participant or Beneficiary, provided such person or institution has satisfied the Retirement Committee that the payment will be used for the best interest and assist in the care of such Participant or Beneficiary, and provided further, that no prior claim for said payment has been made by a duly appointed guardian, conservator or other legal representative of such Participant or Beneficiary.

Any payment made in accordance with the foregoing provisions of this Section shall constitute a complete discharge of any liability or obligation of the Employer, the Retirement Committee, the Trustee and the Fund therefor.

         7.8. WITHDRAWALS FROM VOLUNTARY AND ROLLOVER ACCOUNTS.

                  7.8.1. WHEN AVAILABLE. A Participant (or an employee who has made a rollover) may make withdrawals from time to time from the Participant's Voluntary Account or Rollover Account. To receive such a withdrawal, the Participant or such employee must file an application with the Retirement Committee. In the application, the Participant or such employee shall specify the dollar amount to be withdrawn. Such withdrawal application shall be approved by the Retirement Committee to be made as of the Valuation Date coincident with or next following the approval of a completed application by the Retirement Committee and shall be made in a lump sum cash payment as soon as administratively feasible after such Valuation Date.

                  7.8.2. LIMITATION. The amount of a Participant's withdrawal from the Participant's Voluntary Account shall not exceed the amount of contributions made to such Account.

                  7.8.3. SEQUENCE OF ACCOUNTS. Each withdrawal made pursuant to this Section 7.8 shall first be taken from and charged against the amount of contributions in the Participant's Voluntary Account and thereafter taken from and charged against the Participant's Rollover Account.

                  7.8.4. COORDINATION WITH SECTION 4.1. If a withdrawal is made from an Account which is invested in more than one (1) Subfund authorized and established under Section 4.1, the amount withdrawn shall be charged to each Subfund in the same proportions as the Account is invested in each Subfund.

         7.9. IN-SERVICE DISTRIBUTIONS.

                  7.9.1. WHEN AVAILABLE. A Participant may receive an in-service distribution from the Vested portion of such Participant's Profit Sharing Account if the Retirement Committee determines that such in-service distribution is for one of the purposes described in Section
         7.9.2 and the conditions in Section 7.9.3 have been fulfilled. To receive such a distribution, the Participant must file an in-service distribution application with the Retirement Committee. In the application, the Participant shall specify the dollar amount to be distributed. Such in-service distribution shall be approved by the Retirement Committee and shall be made in a lump sum cash payment as soon as administratively feasible following the approval of a completed application by the Retirement Committee.

                  7.9.2. PURPOSES. In-service distributions under Section 7.9.1 shall be approved by the Retirement Committee only if it is established that the in-service distribution is to be made:

                           (a) to reimburse the Participant for medical expenses
                  not covered by insurance, or

                           (b) to reimburse the Participant for expense caused
                  by natural disasters such as floods, tornados, etc.

                  7.9.3. LIMITATIONS. Unless and until a Participant shall have been a Participant for five (5) full years, the Participant shall not be entitled to an in-service distribution from the Participant's Profit Sharing Account under this Section 7.9 which would reduce that Profit Sharing Account below the amounts credited as a result of the Employer contributions made during the most recent two (2) consecutive Plan Years ending coincident with or immediately preceding the date as of which such distribution is made.

                  7.9.4. LIMIT ON DISTRIBUTIONS FROM VOLUNTARY ACCOUNT. Distributions from the Participant's Voluntary Account shall be subject to the limitation described in Section 7.8.2.

                  7.9.5. COORDINATION WITH SECTION 4.1. If an in-service distribution is made from an Account which is invested in more than one
         (1) Subfund authorized and established under Section 4.1, the amount distributed shall be charged to each Subfund in the same proportions as the Account is invested in each Subfund.

                  7.9.6. IN-SERVICE WITHDRAWALS AT 59 1/2. Notwithstanding any other provision of this Plan, any individual that has had an account transferred from Penn-Daniels, Incorporated Employees' Savings and Retirement Plan may have the balance of such account distributed at any time after he attains age 59 1/2, subject to the provisions of that plan regarding such withdrawals, as then in effect on July 1, 1998. Further, effective as of the date stated in Section 6.1(h), any Participant may withdraw all or any part of the Total Account which is vested on or after reaching age 59 1/2, even if such Participant is continuing in the service of the Employer, subject to such reasonable rules as the Committee may adopt with regard to minimum withdrawals and frequency. Distributions made to a Participant who has assets in more than one Account shall be deemed to have been made from the Accounts in the following sequence:

                  Voluntary Account
                  Rollover Account
                  Penn-Daniels Deferral Account
                  401(k) Account
                  Penn-Daniels Matching Account
                  Employer Matching Account
                  Additional Contributions account
                  Penn-Daniels Employer Account - Other
                  Profit Sharing Account

         7.10. HARDSHIP DISTRIBUTIONS.

                  7.10.1. WHEN AVAILABLE. A Participant may receive an in-service hardship distribution from the Vested portion of the Accounts if the Committee determines that such hardship distribution is for one of the purposes described in Section 7.10.2 and the conditions in Section 7.10.3 and Section 7.10.4 have been fulfilled. To receive such a distribution, the Participant must file a hardship distribution application with the Committee. In the application, the Participant shall specify the dollar amount to be distributed. Subject to the rules in Section 7.1, such hardship distribution shall be approved by the Committee and such hardship distribution shall be made in a lump sum cash payment as soon as administratively feasible following the approval of a completed application by the Committee.

                  7.10.2. PURPOSES. In-service hardship distributions shall be allowed under Section 7.11.1 only if the Participant establishes that the in-service hardship distribution is to be made for one of the following purposes:

                           (a) expenses for medical care described in Section
                  213(d) of the Code previously incurred by the Participant, the Participant's spouse or any dependents of the Participant (as defined in Section 152 of the Code) or necessary for these persons to obtain medical care described in Section 213(d) of the Code,

                           (b) costs directly related to the purchase of a
                  principal residence for the Participant (excluding mortgage payments),

                           (c) payment of tuition and related educational fees
                  for the next twelve (12) months of post-secondary education for the Participant, or the Participant's spouse, children or dependents (as defined in Section 152 of the Code), or

                           (d) payments necessary to prevent the eviction of the
                  Participant from the Participant's principal residence or foreclosure on the mortgage of that principal residence.


         Such purposes shall be considered to be an immediate and heavy financial need of the Participant.

                  7.10.3. LIMITATIONS. In no event shall the cumulative amount of hardship distributions withdrawn from a Participant's 401(k) Account exceed the amount of contributions to that Account made pursuant to
         Section 3.2 (i.e., hardship distributions from that Account shall not include any earnings on such contributions or any curative allocations or earnings on curative allocations made pursuant to Section 3.3.2). The amount of the hardship distribution shall not exceed the amount of the Participant's immediate and heavy financial need; provided, however, that the amount of the immediate and heavy financial need may include amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution. In addition, a hardship distribution which includes a portion of the Participant's

         401(k) Account shall not be allowed unless the Participant has obtained all distributions, other than hardship distributions, and, prior to February 1, 2002, all nontaxable loans (at the time of the loan) currently available under all plans maintained by the Employer and Affiliates. If a hardship distribution does not include any portion of the Participant's 401(k) Account, then the Participant shall not be required to have obtained all available non-taxable loans as a condition to such distribution. Other funds are not currently available unless the funds are available prior to or coincidentally with the date the hardship distribution is available. Distributions from the Participant's Voluntary Account shall be distributed in the sequence described in Section 7.8.

                  7.10.4. COORDINATION WITH OTHER PLANS. The rules described in this Section 7.10.4 apply only if the hardship distribution includes a portion of the Participant's 401(k) Account. The Participant's 401(k) Agreement and elective contributions and employee contributions under all other plans maintained by the Employer and Affiliates shall be canceled for twelve (12) months after receipt of a hardship distribution and shall not be automatically reinstated. Thereafter, the Participant may, upon notice to the Committee, enter into a new 401(k) Agreement effective as of the payday on or after any subsequent Valuation Date following such twelve (12) month period, provided the Participant is in Recognized Employment on that date. However, in the case of any hardship distribution made by the Plan after December 31, 2001, the suspension period shall become six (6) months, instead of twelve (12). In addition, the Participant shall not be allowed to make elective contributions under the Plan and all other plans maintained by the Employer and Affiliates for the Participant's taxable year immediately following the taxable year of the hardship distribution which exceed the adjusted limit ($10,500 for 2001) (as described in Section 2.4) for the next taxable year less the amount of such Participant's elective contributions for the taxable year of the hardship distribution. The limitation described in the preceding sentence is referred to below as the "Post-Hardship Contribution Limit." For the purposes of this Section 7.10, all other plans maintained by the Employer and Affiliates shall mean all qualified and nonqualified plans of deferred compensation maintained by the Employer and Affiliates (including stock option, stock purchase or similar plans). However, the Post-Hardship Contribution Limit is eliminated effective as of January 1, 2002 for any Participant who received a hardship distribution during 2001 or thereafter.

                  7.10.5. COORDINATION WITH SECTION 4.1. If the hardship distribution is made from an Account which is invested in more than one
         (1) Subfund authorized and established under Section 4.1, the amount withdrawn shall be charged to each Subfund in the same proportions as the Account is invested in each Subfund.

                  7.10.6. HARDSHIP WITHDRAWALS FROM TRANSFER ACCOUNTS FROM THE PENN-DANIELS PLAN. Notwithstanding any other provision of this Plan, at any time prior to the elimination of the qualified joint and survivor annuity rules form the Penn-Daniels Plan as provided in Section 7.2.3 above, hardship withdrawals made from accounts transferred from the Penn-Daniels, Incorporated Employees' Savings and Retirement Plan, will remain subject to the qualified election provisions of that plan as in effect on July 1, 1998, including the requirement that spousal consent be obtained prior to such distribution.

         7.11. LOANS. The provisions of this Section shall be subject to the following rules, conditions and limitations:

                  7.11.1. AVAILABILITY. Loans shall be made available to all Participants who are active employees and to any other Participant or Beneficiary, whether or not an active employee, who is a party in interest as defined in Section 3(14) of ERISA, subject to limitations and conditions established under this Section on a reasonably equivalent basis and shall not be made available to highly compensated employees (as defined in Appendix D to the Plan Statement) in an amount (expressed as a percentage of the Total Account) greater than is made available to other employees. An alternate payee shall be considered a Beneficiary for this purpose only after the domestic relation order has been finally determined to be a qualified domestic relations order as defined in Appendix C to the Plan Statement.

                  7.11.2. ADMINISTRATION. Loans shall be made available to any eligible borrower as determined by the Retirement Committee, in accordance with this Section 7 or any separate loan program rules (the "Rules") developed by the Retirement Committee, which are incorporated by reference. Denials shall be processed under the claims procedure rules of the Plan. Loans shall be approved (or denied) by the Retirement Committee. The Retirement Committee shall be contacted for this purpose at the address shown in the summary plan description. A copy of the Rules and any other information that is available concerning loans shall be made available at that address upon written request or may be made available electronically. Loans under this Plan and any other Plan maintained by the Employer will be considered separate loans. A loan will be made upon the borrower's endorsement of the check representing the loan proceeds, or completion of such other actions, forms or information as may be required to comply with this Section

                  7.11.3. LOAN TERMS. Loans shall be made only from the borrower's 401(k) Account and Rollover Account. The total amount of such loans to any borrower under this Plan or under the plan of any other entity that is a member of the same controlled or affiliated service group as the Company under Section 414(b), (c) and (m) shall not exceed the lesser of:

                           (a) Fifty percent (50%) of the borrower's Vested
                  Total Account balance, or

                           (b) Fifty Thousand Dollars ($50,000);


         provided, however, that the Fifty Thousand Dollar ($50,000) limitation shall be reduced by the excess (if any) of: (i) the highest outstanding balance of loans from the Plan to such person during the one-year period ending on the day before the new loan is made, over (ii) the outstanding balance of all loans from the Plan to such person on the day the new loan is made. Loans will not be made in a principal amount less than One Thousand Dollars ($1,000). In the event of a foreclosure, the amount available from the borrower's 401(k) Account or Rollover Account for a loan shall be reduced by the amount of the foreclosure.

                  The interest rate on any loan shall be as specified in the Rules.

                  Any such loan must be repaid in substantially level amounts, including principal and interest, over the term of the loan, with payments due not less frequently than quarterly. Any such loan shall provide that it shall be repaid within a definite period of time to be specified by the borrower in the loan application and the promissory note. That period shall not exceed five (5) years, except for loans used to acquire the principal residence of the Participant.

                  7.11.4. ACCOUNTING FOR THE LOAN. For the purpose of determining the extent to which a 401(k) Account or Rollover Account is entitled to share in income, gains or losses of the Fund under Section 4, the same shall be deemed to be reduced by the unpaid balance of any outstanding loans to the borrower, and the interest payments on such loans shall be credited to the borrower's 401(k) Account and Rollover Account. If the loan is made to a person who has assets in more than one Account, such loan shall be deemed to have been made from the Accounts in the following sequence:

                  Rollover Account
                  401(k) Account

                  Penn-Daniels Deferral Account
                  Additional Contributions Account


         Repayments of principal on loans and payments of interest shall be apportioned among the Accounts from which the loan was made in proportion to the amounts by which the Accounts were initially reduced in order to make the loan.

                  7.11.5. OTHER TERMS GOVERNED BY COMMITTEE LOAN PROGRAM RULES. All other terms and provisions with respect to loans under the Plan shall be governed by the loan program rules as adopted by the Committee from time to time.

                  7.11.6. REPORTING AND DISCLOSURE. To the extent required by
         Section 72(p) of the Code, the Trustee shall report, from time to time, distributions of income in connection with loans made under this Plan, including deemed distributions under applicable regulations. The operation of those tax rules is entirely independent of the rules of the Plan. It may be possible for loans not in default under these rules to nevertheless require reports of distributable income. Similarly, loans in default under these rules may not result in such reports. This Plan shall make all disclosures required under applicable law.

                  7.11.7. LOANS FROM TRANSFER ACCOUNTS FROM THE PENN-DANIELS PLAN. Notwithstanding any other provision of this Plan, loans from Accounts transferred from the Penn-Daniels, Incorporated Employees' Savings and Retirement Plan are subject to the requirements of Code
         Section 401(a)(11) and the regulations thereunder, including the requirement that spousal consent be obtained before any portion of such an Account may be used as security for a loan. However, subject to the same terms and conditions as set forth in Section 7.2.3, the requirement for such spousal consent and the application of the joint and survivor annuity requirements of Code Section 401(a)(11) shall cease effective as of August 15, 2001.

         7.12. CORRECTIVE DISTRIBUTIONS.

                  7.12.1. EXCESS ELECTIVE DEFERRALS ($7,000 LIMIT AS ADJUSTED).

                           (a) IN GENERAL. A Participant may assign to this Plan
                  any excess elective deferrals made during a taxable year of the Participant by notifying (in writing) the Retirement Committee not later than the March 1 following such taxable year of the amount of the excess elective deferral to be assigned to the Plan. Notwithstanding any other provision of the Plan Statement, a Participant's excess elective deferrals, plus any income and minus any loss allocable thereto, shall be distributed to the Participant no later than the first April 15 following the close of the Participant's taxable year.

                           (b) DEFINITIONS. For purposes of this Section,
                  "excess elective deferrals" shall mean the amount of retirement savings allocated to the Participant's 401(k) Account for a Participant's taxable year and which the Participant allocates to this Plan pursuant to the claim procedure described below.

                           (c) CLAIMS. The Participant's claim shall be in
                  writing; shall be submitted to the Retirement Committee not later than March 1 with respect to the immediately preceding taxable year; shall specify the amount of the Participant's excess elective deferrals for the preceding taxable year; and shall be accompanied by the Participant's written statement that if such amounts are not distributed, such excess elective deferrals, when added to amounts deferred under other plans or arrangements described in Sections 401(k), 408(k) or 403(b) of the Code, will exceed the limit imposed on the Participant by
                  Section 402(g) of the Code for the taxable year in which the deferral occurred.

                           (d) DETERMINATION OF INCOME OR LOSS. The excess
                  elective deferrals shall be adjusted for income or loss. The income or loss allocable to excess elective deferrals shall be determined by multiplying the income or loss allocable to the Participant's retirement savings for the Plan Year ending within such preceding taxable year by a fraction, the numerator of which is the excess elective deferrals on behalf of the Participant for such preceding taxable year and the denominator of which is the Participant's 401(k) Account balance attributable to retirement savings on the Valuation Date coincident with or immediately before the last day of such preceding taxable year without regard to any income or loss occurring during such taxable year. The excess elective deferrals shall also be adjusted for income or loss for the period between the Valuation Date coincident with or immediately before the last day of such preceding taxable year and the date of distribution. The income or loss allocable for such period shall be equal to ten percent (10%) of the income or loss allocable to the distributable excess elective deferrals for the applicable taxable year multiplied by the number of whole calendar months that have elapsed since the Valuation Date coincident with or immediately before the last day of such taxable year, including the month of distribution if distribution occurs after the fifteenth (15th) of such month.

                           (e) ACCOUNTING FOR EXCESS ELECTIVE DEFERRALS. Excess
                  elective deferrals distributed under this Section 7.12.1 shall be distributed from the Participant's 401(k) Account.

                  7.12.2. EXCESS CONTRIBUTIONS (SECTION 401(K) TEST).

                           (a) IN GENERAL. Notwithstanding any other provision
                  of the Plan Statement, the amount of excess contributions for a Plan Year as determined under (b) hereof, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of the following Plan Year to Participants to whose accounts retirement savings were allocated. Such distribution shall be accomplished by first making a distribution to the highly compensated employee Participants (as defined in Section 2) having the largest dollar amount of such excess contributions and income or loss allocable thereto until the total amount has been distributed or until the amount of such Participant's remaining contribution made under a 401(k) Agreement equals the 401(k) Agreement contributions of such Highly Compensated Employee Participants who have the next largest amount of such contributions. This process shall continue until the total amount of such excess contributions and income or loss allocable thereto has been distributed.

                           (b) EXCESS CONTRIBUTIONS. For purposes of this
                  Section, "excess contributions" shall mean, with respect to any Plan Year, the excess of:

                                    (i) the aggregate amount of Employer
                           contributions taken into account in computing the average deferral percentage (as defined in Section 2) of highly compensated eligible employees (as defined in Section 3) for such Plan Year, over

                                    (ii) the maximum amount of such
                           contributions permitted by the Section 401(k) test described in Section 2 (determined by reducing contributions made on behalf of the highly compensated eligible employees in order of their actual deferred percentage ratios, as defined in
                           Section 2, beginning with the highest of such ratios).

                           (c) DETERMINATION OF INCOME OR LOSS. The excess
                  contributions shall be adjusted for income or loss. The income or loss allocable to excess contributions shall be determined by multiplying income or loss allocable to the Participant's retirement savings for the Plan Year by a fraction, the numerator of which is the excess contributions on behalf of the Participant for the Plan Year and the denominator of which is the sum of the Participant's account balances attributable to retirement savings on the last day of the Plan Year, without regard to any income or loss occurring during such Plan Year. The excess contributions shall also be adjusted for income or loss for the period between the last day of the Plan Year and the date of distribution. The income or loss allocable for such period shall be equal to ten percent (10%) of the income or loss allocable to the distributable excess contributions for the applicable Plan Year multiplied by the number of whole calendar months that have elapsed since the end of the applicable Plan Year, including the month of distribution if distribution occurs after the fifteenth (15th) of such month.

                           (d) ACCOUNTING FOR EXCESS CONTRIBUTIONS. Excess
                  contributions distributed under this Section 7.12.2 shall be treated as distributions from the Participant's 401(k) Account for the Plan Year.

                  7.12.3. EXCESS AGGREGATE CONTRIBUTIONS (SECTION 401(M) TEST).

                           (a) IN GENERAL. Notwithstanding any other provision
                  of the Plan Statement, the amount of excess aggregate contributions as determined under (b) hereof, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of the following Plan Year to Participants to whose accounts Employer matching contributions, and if used to determine the contribution percentage under Section 3, elective contributions or qualified nonelective contributions (within the meaning of Section 401(m)(4)(C) of the Code, or both, were allocated. Such distributions shall be accomplished by first making a distribution to the highly compensated employee Participant (as defined in Section 2) having the largest dollar amount in such excess aggregate contributions and income or loss allocable thereto until the total amount has been distributed or until the amount of Participant's remaining excess aggregate contributions equals the excess aggregate contributions of such highly compensated employee Participants who have the next largest amount of such excess aggregate contributions has been distributed. This process shall continue until the total amount of such excess aggregate contributions has been distributed.

                           (b) EXCESS AGGREGATE CONTRIBUTIONS. For purposes of
                  this Section, "excess aggregate contributions" shall mean, with respect to any Plan Year, the excess of:

                                    (i) the aggregate amount of contributions
                           taken into account in computing the average contribution percentage (as defined in Section 3) of highly compensated eligible employees (as defined in Section 3) for such Plan Year, over

                                    (ii) the maximum amount of such
                           contributions permitted by the Section 401(m) test described in Section 3 (determined by reducing contributions made on behalf of the highly compensated eligible employees in order of their actual contribution percentage ratios, as defined in
                           Section 3, beginning with the highest of such ratios).

                           (c) DETERMINATION OF INCOME. The excess aggregate
                  contributions shall be adjusted for income or loss. Unless the Committee and the Trustee agree otherwise in writing, the income or loss allocable to excess aggregate contributions shall be determined by multiplying the income or loss allocable to the Participant's Employer matching contributions (to the extent used to determine the eligible employee's contribution percentage under Section 3), and if used to determine an eligible employee's contribution percentage under
                  Section 3, elective contributions or qualified nonelective contributions (within the meaning of Section 401(m)(4)(C) of the Code), or both, for the Plan Year by a fraction, the numerator of which is the excess aggregate contributions on behalf of the Participant for the Plan Year and the denominator of which is the sum of the account balances attributable to Employer matching contributions and such elective contributions or qualified nonelective contributions, or both, on the last day of the Plan Year without regard to any income or loss occurring during such Plan Year.

                           (d) ACCOUNTING FOR EXCESS AGGREGATE CONTRIBUTIONS.
                  Excess aggregate contributions shall be distributed from the Participant's Employer Matching Account (and, if applicable, the Participant's 401(k) Account or Employer Profit Sharing Account, or both) in proportion to the Participant's Employer matching contributions, and if used to determine the contribution percentage under Section 3, elective contributions or qualified nonelective contributions (within the meaning of Section 401(m)(4)(C) of the Code), or both, for the Plan Year.

                  7.12.4. PRIORITY. The determination of the excess aggregate contributions shall be made after first determining the excess deferrals, and then determining the excess contributions. The amount of excess contributions shall be reduced by excess deferrals previously distributed to such Participant for the Participant's taxable year ending with or within such Plan Year.

                  7.12.5. MATCHING CONTRIBUTIONS. If excess deferrals, excess contributions or elective contributions treated as excess aggregate contributions are distributed pursuant to this Section 7.12, applicable matching contributions under Section 3.3 shall be treated as forfeitures and reallocated as if such forfeitures were an Employer matching contribution under Section 3.3 made for those Participants who were entitled to receive an Employer matching contribution for that Plan Year.

                  7.12.6. SAFE HARBOR COMPLIANCE. The Plan is designed so that from and after January 1, 2001, it will be deemed to satisfy the special rules of Section 401(k)(12)(D) of the Code and thus eliminate the need for any further testing for excess contributions or excess aggregate contributions, except as may otherwise be required in the case of Early Participants.

                  7.12.7. COMMITTEE DISCRETION. For any Plan Year in which the Code Section 401(k) or (m) tests or the aggregate limit or multiple use test referred to in Section 3.5.3 apply, notwithstanding any other provision of the Plan, the Committee may, in its discretion, use one or more alternative methods to satisfy such tests, if allowable under applicable government regulations, including (without limitation) applying Code Section 410(b)(4)(B) to disaggregate the Plan in satisfying the minimum coverage requirements (i.e., treating those Participants, if any, who have not satisfied the maximum age and service requirements under Section 410(b) of the Code as if covered under a separate plan for purposes of testing for the satisfaction of the minimum coverage requirements and for separate 401(k) and 401(m) testing) and in such event, applying Safe Harbor Matching Contributions only to the deemed separate plan that covers those Participants who have satisfied the maximum age and service requirements under Section 410(b) of the Code.

                                   SECTION 8

                             SPENDTHRIFT PROVISIONS

         No Participant or Beneficiary shall have any transmissible interest in any Account nor shall any Participant or Beneficiary have any power to anticipate, alienate, dispose of, pledge or encumber the same while in the possession or control of the Trustee, nor shall the Trustee, the Employer or the Retirement

Committee recognize any assignment thereof, either in whole or in part, nor shall any Account be subject to attachment, garnishment, execution following judgment or other legal process while in the possession or control of the Trustee.

         The power to designate Beneficiaries to receive the Vested Total Account of a Participant in the event of death shall not permit or be construed to permit such power or right to be exercised by the Participant so as thereby to anticipate, pledge, mortgage or encumber the Participant's Account or any part thereof, and any attempt of a Participant so to exercise said power in violation of this provision shall be of no force and effect and shall be disregarded by the Employer, the Retirement Committee and the Trustee.

         This Section shall not prevent the Employer, the Retirement Committee or the Trustee from exercising, in their discretion, any of the applicable powers and options granted to them upon the occurrence of an Event of Maturity, as such powers may be conferred upon them by any applicable provision hereof, nor prevent the Plan from foreclosing on the lien granted to secure any and all loans made to a Participant or Beneficiary from the Fund. (In the event of a default on a loan made to a Participant or a Beneficiary, foreclosure on the promissory note and the attachment of the security interest in the Account will not occur until an Event of Maturity occurs with respect to such Participant.) This Section shall not prevent the Employer or the Trustee from observing the terms of a qualified domestic relations order as provided in Appendix C to this Plan Statement or from otherwise complying with applicable law.

         Notwithstanding the foregoing, a Participant's Accounts, even if fully vested, may be offset against amounts that such Participant is ordered or required to pay to the Plan if the order or requirement to pay arises on or after August 5, 1997 as a result of a judgment of conviction for a crime involving the Plan, a civil judgment (including a consent order or decree) entered by a court in an action brought in connection with a breach or alleged breach of fiduciary duty under ERISA, or a settlement agreement entered into by the Participant and either the Secretary of Labor or the Pension Benefit Guaranty Corporation in connection with a breach or alleged breach of fiduciary duty under ERISA, all in accordance with and subject to the provisions of Sections 206(d)(4) and (5) of ERISA, which are incorporated by reference.

                                   SECTION 9

                            AMENDMENT AND TERMINATION

         9.1. AMENDMENT. The Principal Sponsor reserves the power to amend this Plan Statement either prospectively or retroactively or both:

                  (a) in any respect by resolution of its Board of Directors;
         and

                  (b) in any respect that does not materially increase the cost of the Plan by action of the ShopKo Stores, Inc. Retirement Committee;

provided that no amendment shall be effective to reduce or divest the Total Account of any Participant unless the same shall have been adopted with the consent of the Secretary of Labor pursuant to the provisions of ERISA, or in order to comply with the provisions of the Code and the regulations and rulings thereunder affecting the tax-qualified status of the Plan and the deductibility of Employer contributions thereto.

         9.2. DISCONTINUANCE OF CONTRIBUTIONS AND TERMINATION OF PLAN. The Principal Sponsor reserves the right to reduce, suspend or discontinue its contributions to the Plan and to terminate the Plan herein embodied in its entirety.

         9.3. MERGER OR SPINOFF OF PLANS.

                  9.3.1. IN GENERAL.

                           (a) The Retirement Committee may cause all or part of
                  this Plan to be merged with all or part of any other plan and may cause all or part of the assets and liabilities to be transferred from this Plan to another plan. In the case of merger or consolidation of this Plan with, or transfer of assets and liabilities of this Plan to, any other plan, each Participant shall (if such other plan were then terminated) receive a benefit immediately after the merger, consolidation or transfer which is not less than the benefit the Participant would have been entitled to receive immediately before the merger, consolidation or transfer (if this Plan had then terminated). If the Retirement Committee agrees to a transfer of assets and liabilities to or from another plan, the agreement under which such transfer is concluded (or an amendment of or appendix to this Plan Statement) shall specify the Accounts to which the transferred amounts are to be credited.

                           (b) If any persons become employees of the Company as
                  the result of merger or consolidation or as the result of the acquisition of all or part of the assets or business of another company, the Retirement Committee shall determine to what extent, if any, previous service with such company shall be recognized under the Plan.

                  9.3.2. LIMITATIONS. No transfer shall be made to this Plan of assets that are subject to the joint and survivor annuity and pre-retirement survivor annuity rules of Section 401(a)(11) of Code, unless such transferred assets are maintained in a separate account (the "Transfer Account"). In no event shall assets be transferred from any other plan to this Plan unless this Plan complies (or has been amended to comply) with the optional form of benefit requirements of
         Section 411(d)(6)(B)(ii) of the Code (or, where applicable, the distribution rules of Section 401(k) of the Code) with respect to such transferred assets. In no event shall assets be transferred from this Plan to any other plan unless such other plan complies (or has been amended to comply) with the optional form of benefit requirements of
         Section 411(d)(6)(b)(ii) of the Code and the distribution rules of
         Section 401(k) of the Code with respect to such transferred assets.

                  9.3.3. BENEFICIARY DESIGNATIONS. If assets and liabilities are transferred from another plan to this Plan, Beneficiary designations made under that plan shall become void on the date as of which such transfer is made and the Beneficiary designation rules of this Plan Statement shall apply beginning on such date.

                  9.3.4. PAMIDA MERGER. Effective as of November 15, 2000, the Pamida, Inc. Savings Plus Plan (the "Pamida Plan") was merged into this Plan. Notwithstanding any other provisions of this Plan, for the portion of the Plan Year from November 15 to December 31, 2000, the employer matching contribution formula of the Pamida Plan (100% of the first 5% of pay contributed as elective salary deferrals) was continued for the benefit of the former Pamida Plan participants, rather than the matching formula under this Plan. Further, any forfeitures arising under this Plan as of December 31, 2000 were allocated only among employee Participants in this Plan other than the former Pamida Plan participants.

         9.4. ADOPTION BY OTHER EMPLOYERS.

                  9.4.1. ADOPTION BY CONSENT. The Retirement Committee may consent to the adoption of the Plan by any business entity subject to such conditions as the Retirement Committee may impose.

                  9.4.2. PROCEDURE FOR ADOPTION. Any such adopting business entity shall initiate its adoption of the Plan by delivery of a certified copy of the resolutions of its board of directors (or other authorized body or individual) adopting this Plan Statement to the Retirement Committee. Upon the consent by the Retirement Committee to the adoption by the adopting business entity, and the delivery to the Trustee of written evidence of the Retirement Committee's consent, the adoption of the Plan by the adopting business entity shall be effective as of the date specified by the Retirement Committee. If such adopting business entity is not a corporation, any reference in the Plan Statement to its board of directors shall be deemed to refer to such entity's governing body or other authorized individual.

                  9.4.3. EFFECT OF ADOPTION. Upon the adoption of the Plan by an adopting business entity as heretofore provided, the adopting business entity shall be an Employer hereunder in all respects. Each adopting business entity, as a condition of continued participation in the Plan, delegates to the Principal Sponsor the sole power and authority over all Plan matters except that the board of directors of each adopting business entity shall have the power to amend this Plan Statement as applied to it by establishing a successor plan to which assets and liabilities may be transferred as provided in Section 9.3 and to terminate the Plan as applied to it. Each reference herein to the Employer shall include the Principal Sponsor and all adopting business entities unless the context clearly requires otherwise.

                                   SECTION 10

                             CONCERNING THE TRUSTEE

         10.1. DEALINGS WITH TRUSTEE.

                  10.1.1. NO DUTY TO INQUIRE. No person, firm or corporation (other than the Retirement Committee, the Employer, or any fiduciary respecting the Plan with authority to direct the Trustee) dealing with the Trustee shall be required to take cognizance of the provisions of this Plan Statement or be required to make inquiry as to the authority of the Trustee to do any act which the Trustee shall do hereunder. No person, firm or corporation dealing with the Trustee shall be required to see either to the administration of the Plan or the Fund or to the faithful performance by the Trustee of its duties hereunder (except to the extent otherwise provided by ERISA). Any such person, firm or corporation shall be entitled to assume conclusively that the Trustee is properly authorized to do any act which it shall do hereunder. Any such person, firm or corporation shall be under no liability to anyone whomsoever for any act done hereunder pursuant to the written direction of the Trustee.

                  10.1.2. ASSUMED AUTHORITY. Any such person, firm or corporation may conclusively assume that the Trustee has full power and authority to receive and receipt for any money or property becoming due and payable to the Trustee. No such person shall be bound to inquire as to the disposition or application of any money or property paid to the Trustee or paid in accordance with the written directions of the Trustee.

                  10.1.3. DIRECTED TRUSTEE. The Principal Sponsor authorizes the Retirement Committee to direct and instruct the Trustee as provided in this Agreement. The Retirement Committee will direct the Trustee as to the Investment Funds to be established for investment of Trust Fund assets in accordance with the provisions of the Plan. Except for those Investment Funds that are mutual funds, the Retirement Committee or Investment Manager shall be responsible for determining the underlying investments of the Investment Funds. The Trustee shall invest in the Investment Funds in accordance with investment directions given by the Participants and Beneficiaries for whose Accounts such assets are held, to the extent so provided for in the Plan. All such directions by the Participants or Beneficiaries to the Trustee will be made by telephonic communication or in such other manner as is acceptable to the Trustee. Where the Retirement Committee, a Participant, a Beneficiary or an Investment Manager other than the Trustee has the power and authority to direct the investment of assets of the Trust Fund, the Trustee does not have any duty to question any direction, to review any securities or other property, or to make any suggestions in connection therewith. The Trustee will promptly comply with any direction given by the Retirement Committee, a Participant, a Beneficiary or Investment Manager. The Trustee will neither be liable for failing to invest any assets of the Trust Fund under the management and control of the Retirement Committee, a Participant, a Beneficiary or an Investment Manager in the absence of investment directions regarding such assets.

         10.2. COMPENSATION OF TRUSTEE. If a corporate Trustee shall be acting hereunder, the corporate Trustee shall be entitled to receive compensation for its services as Trustee hereunder as may be agreed upon from time to time by the Principal Sponsor and the Trustee. Any individual Trustee who already receives full-time pay from the Employer shall receive no compensation for services hereunder. Other individual Trustees shall likewise serve without compensation unless they shall otherwise specifically agree with the Principal Sponsor to the contrary. In any event, however, the Trustee (whether corporate or individual Trustees be acting) shall be entitled to receive reimbursement for reasonable expenses, fees, costs and other charges incurred by it or payable by it on account of the administration of the Plan and the Fund to the extent approved by the Principal Sponsor. Such items of expense and compensation shall be payable out of the Fund in a fair and equitable manner as determined by the Trustee, except to the extent that the Employer, in its discretion, directly pays the Trustee. In the event the Principal Sponsor files or declares bankruptcy, the Principal Sponsor authorizes the Trustee to make payments from the Trust Fund for any and all fees, expenses or other forms of compensation due under this Section whether or not the fees, expenses or other compensation were earned but not yet paid prior to or after the bankruptcy filing.

         10.3. RESIGNATION AND REMOVAL OF TRUSTEE.

                  10.3.1. RESIGNATION, REMOVAL AND APPOINTMENT. The Trustee (or in the event two or more co-trustees are acting, any such co-trustee) may resign by giving sixty (60) days' notice of intention so to do to the Principal Sponsor or such shorter notice as the Principal Sponsor may approve. The Principal Sponsor may remove any Trustee or successor Trustee hereunder by giving such Trustee (or any co-trustee) sixty (60) days' written notice of removal by certified mail. The Principal Sponsor shall have the power to appoint one or more individual or corporate Trustees, or both, as additional or successor Trustees. If no appointment of a successor Trustee is made by the Principal Sponsor within sixty (60) days following resignation or removal of the Trustee, the Trustee may apply to a court of competent jurisdiction for the appointment of a successor Trustee.

                  10.3.2. SURVIVING TRUSTEES. When any person appointed, qualified and serving as a Trustee hereunder shall cease to be a Trustee of the Fund, the remaining Trustee or Trustees then serving hereunder, or the successor Trustee or Trustees appointed hereunder, as the case may be, shall thereupon be and become vested with full title and right to possession of all assets and records of the Plan and the Fund in the possession or control of such prior Trustee, and the prior Trustee shall forthwith account for and deliver the same to such remaining or successor Trustee or Trustees. The successor Trustee will neither be liable or responsible for any act or omission to act with respect to the operation or administration of the Trust Fund under this Trust Agreement prior to the date it receives any Trust Fund assets and related documents, nor be under any duty or obligation to audit or otherwise inquire into or take any action concerning the acts or omissions of any predecessor Trustee.

                  10.3.3. SUCCESSOR ORGANIZATIONS. By designating a corporate Trustee, original or successor, hereunder, there is included in such designation and as a part thereof any other corporation possessing trust powers and authorized by law to accept the Plan and the Fund into which or with which the designated corporate Trustee, original or successor, shall be converted, consolidated or merged, and the corporation into which or with which any corporate Trustee hereunder shall be so converted, consolidated or merged shall continue to be the corporate Trustee of the Plan and the Fund.

                  10.3.4. CO-TRUSTEE RESPONSIBILITY. No Trustee shall be or become liable for any act or omission of a co-trustee serving hereunder with the Trustee (except to the extent that liability is imposed under ERISA) or of a prior Trustee hereunder, it being the purpose and intent that each Trustee shall be liable only for the Trustee's own acts or omissions during the Trustee's term of service as Trustee hereunder.

                  10.3.5. ALLOCATION OF RESPONSIBILITY. If there shall at any time be two (2) or more co-trustees serving hereunder, such Trustees, in addition to all other powers and authorities vested in them by law or conferred upon them by any provision of this Plan Statement, shall have power to allocate and reallocate from time to time to any one or more of their number specific responsibilities, obligations or duties and may delegate and redelegate from time to time to any one or more of their number the exercise of any right, power or discretion vested in the Trustees by law or conferred upon them by any provision of this Plan Statement, and any person, firm or corporation dealing with the co-trustees with respect to the Plan or the Fund may assume conclusively that any action taken or instrument executed by any one of such co-trustees is the action of all the co-trustees serving hereunder, and that authority for the doing of such act or the execution of such instrument has been conferred upon and delegated to the Trustee doing such act or executing such instrument. If any responsibility, obligation, duty, right, power or discretion vested in the Trustee is allocated or delegated to one or more co-trustees, the remaining co-trustees shall not be or become liable for an act or omission by the co-trustees to whom a right, power or discretion was delegated while such co-trustees were acting pursuant to such delegation.

                  10.3.6. MAJORITY DECISIONS. If there shall at any time be three (3) or more co-trustees serving hereunder who are qualified to perform a particular act, the same may be performed, on behalf of all, by a majority of those qualified, with or without the concurrence of the minority. No person who failed to join or concur in such act shall be held liable for the consequences thereof, except to the extent that liability is imposed under ERISA.

         10.4. ACCOUNTINGS BY TRUSTEE.

                  10.4.1. PERIODIC REPORTS. The Trustee shall render to the Retirement Committee an account and report within ninety (90) days after each Annual Valuation Date showing all transactions affecting the administration of the Plan and the Fund, including, but not necessarily limited to, such information concerning the Plan and the Fund and the administration thereof by the Trustee as shall be requested in writing by the Retirement Committee.

                  10.4.2. SPECIAL REPORTS. The Trustee shall also render such further reports from time to time as may be requested by the Retirement Committee and shall submit its final report and account to the Retirement Committee when it shall cease to be Trustee hereunder, whether by resignation or other cause.

         10.5. TRUSTEE'S POWER TO PROTECT ITSELF ON ACCOUNT OF TAXES. As a condition to making the distribution of a Participant's Vested Total Account during the Participant's lifetime, the Trustee may require the Participant (or the person or persons entitled to receive the Participant's Vested Total Account in the event of the Participant's death) to furnish the Trustee with proof of payment of all income, inheritance, estate, transfer, legacy and succession taxes and all other taxes of any different type or kind that may be imposed under or by virtue of any state or federal statute or law upon the payment, transfer, descent or distribution of such Vested Total Account and for the payment of which the Trustee may, in its judgment, be directly or indirectly liable. In lieu of the foregoing, the Trustee may deduct, withhold and transmit to the proper taxing authorities any such tax which it may be permitted or required to deduct and withhold and the Vested Total Account to be distributed in such case shall be correspondingly reduced. Unless the Employer and the Trustee agree otherwise in writing, the Trustee shall be responsible for withholding federal income taxes and for providing all required notices and elections concerning such withholding to all Participants and Beneficiaries.

         10.6. OTHER TRUST POWERS. Pursuant to such direction, the Trustee shall have the authority:

                           (a) To invest and reinvest any Subfunds established
                  pursuant to Section 4.1 in accordance with the investment characteristics and objectives determined therefor and to invest and reinvest the assets of the Fund in any securities or properties in which an individual could invest the individual's own funds and which it deems for the best interest of the Fund, without limitation by any statute, rule of law or regulation of any governmental body prescribing or limiting the investment of trust assets by corporate or individual trustees, in or to certain kinds, types or classes of investments or prescribing or limiting the portion of the Fund which may be invested in any one property or kind, type or class of investment. Specifically and without limiting the generality of the foregoing, the Trustee may invest and reinvest principal and accumulated income of the Fund in any real or personal property; preferred or common stocks of any kind or class of any corporation, including but not limited to investment and small business investment companies of all types; voting trust certificates; interests in investment trusts; shares of mutual funds including those for which the Trustee or an affiliate of the Trustee serves as investment advisor and receives a fee as an advisor; interests in any limited or general partnership or other business enterprise, however organized and for whatever purpose; group or individual annuity contracts (which may involve investment in the issuer's general account or any of its separate accounts); interests in common or collective trusts, variable interest notes or any other type of collective fund maintained by a bank or similar institution (whether or not the Trustee hereunder); bonds, notes and debentures, secured or unsecured; mortgages, leases or other interests in real or personal property; interests in mineral, gas, oil or timber properties or other wasting assets; call options; put options; commodity or financial futures contracts; foreign currency; interest-bearing certificates or accounts in a bank or similar financial institution, including the Trustee or an affiliate of the Trustee provided such certificates, accounts or instruments bear a reasonable rate of interest; insurance contracts on the life of any "keyman" or shareholder of the Employer; or conditional sales contracts. Prior to maturity and distribution of the Vested Total Accounts of Participants, the Trustee shall commingle the Accounts of Participants in each Subfund and invest, reinvest, control and manage each of the same as a common trust fund.

                           (b) To sell, exchange or otherwise dispose of any
                  asset of whatsoever character at any time held by the Trustee in trust hereunder.

                           (c) To segregate any part or portion of the Fund for
                  the purpose of administration or distribution thereof and to hold the Fund uninvested whenever and for so long as the same is likely to be required for the payment in cash of Accounts normally expected to become distributable in the near future, or for any other reason which requires such action or makes such action advisable.

                           (d) In connection with the Trustee's power to hold
                  uninvested reasonable amounts of cash whenever it is deemed advisable to do so, to deposit the same, with or without interest, in the commercial or savings departments of any corporate Trustee serving hereunder or of any other bank, trust company or other financial institution.

                           (e) To register any investment held in the Fund in
                  the name of the Trustee, without trust designation, or in the name of a nominee or nominees, and to hold any investment in bearer form, but the records of the Trustee shall at all times show that all such investments are part of the Fund, and the Trustee shall be as responsible for any act or default of any such nominee as for its own.

                           (f) Subject to the prior approval of the Retirement
                  Committee, to retain and employ such attorneys, agents and servants as may be necessary or desirable, in the opinion of the Trustee, in the administration of the Fund, and to pay them such reasonable compensation for their services as may be agreed upon as an expense of administration of the Fund, including power to employ and retain counsel upon any matter of doubt as to the meaning of or interpretation to be placed upon this Plan Statement or any provisions thereof with reference to any question arising in the administration of the Fund or pertaining to the distribution thereof or pertaining to the rights and liabilities of the Trustee hereunder or to the rights and claims of Participants and Beneficiaries. The Trustee, in any such event, may act in reliance upon the advice, opinions, records, statements and computations of any attorneys and agents and on the records, statements and computations of any servants so selected by it in good faith and shall be released and exonerated of and from all liability to anyone in so doing (except to the extent that liability is imposed under ERISA).

                           (g) Subject to the prior approval of the Retirement
                  Committee, to institute, prosecute and maintain, or to defend, any proceeding at law or in equity concerning the Plan or the Fund or the assets thereof or any claims thereto, or the interests of Participants and Beneficiaries hereunder at the sole cost and expense of the Fund or at the sole cost and expense of the Total Account of the Participant who may be concerned therein or who may be affected thereby as, in the Trustee's opinion, shall be fair and equitable in each case, and to compromise, settle and adjust all claims and liabilities asserted by or against the Plan or the Fund or asserted by or against the Trustee, on such terms as the Trustee, in each such case, shall deem reasonable and proper. The Trustee shall be under no duty or obligation to institute, prosecute, maintain or defend any suit, action or other legal proceeding unless it shall be indemnified to its satisfaction against all expenses and liabilities which it may sustain or anticipate by reason thereof.

                           (h) Both with respect to any stock constituting
                  "Employer Securities" within the meaning of Section 10.9 hereof and with respect to all other investments held hereunder, the Trustee shall deliver or cause to be executed and delivered to the Retirement Committee, the designated Investment Manager, or some other fiduciary designated by the Retirement Committee, all notices, prospectuses, financial statements, tender offers, proxies and proxy soliciting materials relating to investments held hereunder. Except for those Trust Fund assets for which American Express Trust is the Investment Manager, the Trustee shall not vote any proxy or tender offer election, participate in any voting trust, exercise any options or subscription right or join in, dissent from or oppose any merger, reorganization, consolidation, liquidation or sale with respect to any asset held hereunder except in accordance with the timely written instructions of the Retirement Committee. If no such written instructions are received, such proxies, elections and voting trust votes shall not be voted; such options or subscription rights shall not be exercised; and such mergers, reorganizations, consolidations, liquidations or sales shall not be joined, dissented from or opposed.

         However, the Retirement Committee may assign to the Participants the right to vote proxies or exercise other rights of ownership (including tender offers) with respect to such Employer Securities, or all or part of the other investments held hereunder, or all of the foregoing of the Investment Funds. To the extent the right to vote or other incidents of ownership are vested in whole or in part in the Participants, the Trustee shall act in this regard only in accordance with the timely written instructions received from the Participants. Solely for this purpose, each Participant shall act as the Named Fiduciary, as defined in ERISA, in providing direction to the Trustee. To the extent practicable, all unallocated assets or investments held hereunder, and all assets or investment for which the trustee has not received instruction, shall, solely for the purposes of this section be allocated to the Account of each Participant who has issued instructions to the Trustee, in the same proportion as such Participant's allocated proportion of assets or investments bears to the aggregate of all like assets or investments for which instructions have been issued by the Participant to the Trustee.

                           (i) In any matter of doubt affecting the meaning,
                  purpose or intent of any provision of this Plan Statement which directly affects its duties, to determine such meaning, purpose or intent.

                           (j) To require, as a condition to distribution of any
                  Vested Total Account, proof of identity or of authority of the person entitled to receive the same, including power to require reasonable indemnification on that account as a condition precedent to its obligation to make distribution hereunder.

                           (k) To collect, receive, receipt and give acquittance
                  for all payments that may be or become due and payable on account of any asset in trust hereunder which has not, by act of the Trustee taken pursuant thereto, been made payable to others; and payment thereof by the company issuing the same, or by the party obligated thereon, as the case may be, when made to the Trustee hereunder or to any person or persons designated by the Trustee, shall acquit, release and discharge such company or obligated party from any and all liability on account thereof.

                           (l) To determine from time to time, as required for
                  the purpose of distribution or for the purpose of allocating trust income or for any other purpose of the Plan, the then value of the Fund and the Accounts in the Fund, the Trustee, in each such case, using and employing for that purpose the fair market value of each of the assets constituting the Fund. Each such determination so made by the Trustee in good faith shall be binding and conclusive upon all persons interested or becoming interested in the Plan or the Fund. The fair market value of assets of the Trust Fund will be determined by the Trustee on the basis of such sources of information as it may deem reliable, including (but not limited to) information reported in (i) newspapers of general circulation, (ii) standard financial periodicals or publications, (iii) statistical and valuation services, (iv) records of securities exchanges, (v) reports of any Investment Manager, insurance company or financial institution that has issued an investment contract to the Trustee or brokerage firm deemed reliable by the Trustee, or (vi) any combination of the foregoing. If the Trustee is unable to value assets from sources, it may rely on information from the Principal Sponsor, the Retirement Committee, appraisers or other sources, and will not be liable for inaccurate valuation based in good faith.

                  The Retirement Committee may, for administrative purposes, establish unit values for one or more Investment Funds (or any portion thereof) and maintain the Accounts setting forth each Participant's interest in such Investment Fund (or any portion thereof) in terms of such units, all in accordance with such rules and procedures as the Retirement Committee shall deem to be fair, equitable, and administratively practicable. In the event that unit accounting is thus established for any Investment Fund, the value of a Participant's interest in that Investment Fund (or any portion thereof) at any time shall be an amount equal to the then value of a unit in such Investment Fund (or any portion thereof) multiplied by the number of units then credited to the Participant.

                           (m) To receive and retain contributions made in a
                  form other than cash in the form in which the same are received.

                           (n) To commingle, for investment purposes, the assets
                  of the Fund with the assets of any other qualified retirement plan trust fund of the Employer, provided that the records of the Trustee shall reflect the relative interests of the separate trusts in such commingled fund.

                           (o) To grant options for the sale or other
                  disposition of Fund assets; to purchase options for the acquisition of assets of any type; and to buy and sell (including short sales) call options, put options and futures contracts.

                           (p) To have and to exercise such other and additional
                  powers as may be advisable or proper in its opinion for the effective and economical administration of the Fund.

                           (q) To deposit any part or all of the assets in any
                  collective trust fund which is now or hereafter maintained by the Trustee, an agent of the Trustee or an Investment Manager as a medium for the collective investment of funds of pension, profit sharing or other employee benefit plans, and which is qualified under Section 401(a) of the Code and exempt from taxation under Section 501(a) of the Code, and to withdraw any part or all of the assets so deposited and any assets deposited with the trustee of a collective trust fund shall be held and invested by the trustee thereunder pursuant to all the terms and conditions of the trust agreement or declaration of trust establishing the fund, which are hereby incorporated herein by reference and shall prevail over any contrary provisions of this Plan Statement.

                           (r) To invest or reinvest a portion of the assets in
                  individual Participant-directed loans.

                           (s) To accept the transfer of assets by use of
                  telephonic communications or any other method approved by the Retirement Committee.

                           (t) To pool all or any of the assets of the Trust
                  with assets belonging to any other employee benefit trust created by the Principal Sponsor or an Affiliate, or a non-related employer and to commingle such assets and make joint or common investment, carry joint accounts on behalf of the Trust and such other trust or trusts, and allocate undivided shares or interest in such investments or accounts or in any pooled assets to the two or more trusts in respect to their respective interests in the pooled investment.

                           (u) To appoint an investment manager, including the
                  right to appoint the Trustee as an investment manager, as that term is defined in and subject to the requirements of Section 3(38) of ERISA.

                           (v) In addition to all other powers and authorities
                  elsewhere in this Plan Statement specifically granted to the Trustee, the Trustee shall have the following powers and authorities, to be exercised in its sole discretion:

                                    (i) To keep any or all securities or other
                           property in the name of a nominee with or without power of attorney for a transfer or in its own name without disclosing its fiduciary capacity, or in bearer or book-entry form.

                                    (ii) To make, execute, acknowledge and
                           deliver any and all instruments deemed necessary or appropriate to carry out the powers herein granted.

                                    (iii) To employ suitable agents, including,
                           but not limited to, auditors, actuaries, accountants, and legal and other counsel, and to pay their expenses and reasonable compensation for services to the Trust from the Fund. The Trustee may from time to time consult with legal counsel who may, but need not be, legal counsel for the Employer and shall be fully protected in acting or refraining from acting upon the advice of any counsel with respect to legal questions.

                                    (iv) To settle securities trades through a
                           securities depository that utilizes an institutional delivery system, in accordance with appropriate trade reports or statements given to the Trustee by such depository.


         Notwithstanding anything contained herein to the contrary, all the powers described in this Section 10.6, with the exception of those described in Sections 10.6(e), (f), (k), (l), (p), and (v) shall only be exercised as directed by the Retirement Committee.

         10.7. INVESTMENT MANAGERS.

                  10.7.1. APPOINTMENT AND QUALIFICATIONS. The Principal Sponsor shall have the power to appoint from time to time one or more Investment Managers to direct the Trustee in the investment of, or to assume complete investment responsibility over, all or any portion of the Fund. An Investment Manager may be any person or firm (a) which is either (1) registered as an investment adviser under the Investment Advisers Act of 1940, (2) a bank, (3) an insurance company which is qualified to perform the services of an Investment Manager under the laws of more than one state, or (4) any other person described in
         Section 3(38) of ERISA; and (b) which acknowledges in writing that it is a fiduciary with respect to the Plan. The conditions prescribed in the preceding sentence shall apply to the issuer of any group annuity contract hereunder only if, and to the extent that, such issuer would otherwise be considered a "fiduciary" with respect to the Plan, within the meaning of ERISA.

                  10.7.2. REMOVAL. The Principal Sponsor may remove any such Investment Manager and shall have the power to appoint a successor or successors from time to time in succession to any Investment Manager who shall be removed, shall resign or shall otherwise cease to serve hereunder.

                  10.7.3. RELATION TO OTHER FIDUCIARIES. The Trustee shall comply with all investment directions given to the Trustee with respect to the designated portion of the Fund, and the Trustee shall be released and exonerated of and from all liability for or on account of any action taken or not taken by it pursuant to the directions of such Investment Manager, Retirement Committee, Participant, or Beneficiary, except to the extent that liability is imposed under ERISA. Neither the Employer or any of its officers, directors or employees nor any member of the Retirement Committee shall be liable for the acts or omissions of the Trustee or of any Investment Manager appointed hereunder unless liability is imposed under ERISA. The fees and expenses of any Investment Manager, as agreed upon from time to time between the Investment Manager and the Employer, shall be charged to and paid from the Fund in a fair and equitable manner, except to the extent that the Employer, in its discretion, may pay such directly to the Investment Manager.

         10.8. NO INVESTMENT IN EMPLOYER REAL PROPERTY. Notwithstanding any other provision of this Plan Statement, the Plan may not acquire or hold any "employer real property" as that term is defined in Section 407(d) of ERISA.

         10.9. INVESTMENT IN EMPLOYER SECURITIES. Notwithstanding any other provision of this Plan Statement, the Plan may acquire or hold stock of ShopKo Stores, Inc. which is a "qualifying employer security" (within the meaning of Section 407(d)(5) of ERISA) up to one hundred percent (100%) of the assets of the Plan.

         10.10. FIDUCIARY PRINCIPLES. The Trustee and each other fiduciary hereunder, in the exercise of each and every power or discretion vested in them by the provisions of this Plan Statement, shall (subject to the provisions of ERISA) discharge their duties with respect to the Plan solely in the interest of the Participants and Beneficiaries and:

                           (a) for the exclusive purpose of:

                                    (i) providing benefits to Participants and
                           Beneficiaries, and

                                    (ii) defraying reasonable expenses of
                           administering the Plan,

                           (b) with the care, skill, prudence and diligence
                  under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims,

                           (c) by diversifying the investments of the Plan so as
                  to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so, and

                           (d) in accordance with the documents and instruments
                  governing the Plan, insofar as they are consistent with the provisions of ERISA.


         Notwithstanding anything in this Plan Statement to the contrary, any provision hereof which purports to relieve a fiduciary from responsibility or liability for any responsibility, obligation or duty under Part 4 of Subtitle B of Title I of ERISA shall, to the extent the same is inconsistent with said Part 4, be deemed void.

         10.11. PROHIBITED TRANSACTIONS. Except as may be permitted by law, regulation, or exemption, no Trustee or other fiduciary hereunder shall permit the Plan to engage, directly or indirectly, in any prohibited transaction under
Section 406 of ERISA or Section 4975 of the Code.

         10.12. INDEMNITY. Each individual (as distinguished from corporate) trustee of the Plan or officer, director or employee of the Employer shall, except as prohibited by law, be indemnified and held harmless by the Employer from any and all liabilities, costs and expenses (including legal fees), to the extent not covered by liability insurance, arising out of any action taken by such individual with respect to the Plan, whether imposed under ERISA or otherwise, unless the liability, cost or expense arises from the individual's claim for his or her own benefit, the proven gross negligence, the bad faith or, if the individual had reasonable cause to believe his or her conduct was unlawful, the criminal misconduct of such individual. This indemnification shall continue as to an individual who has ceased to be a trustee of the Plan or officer, director or employee of the Employer and shall inure to the benefit of the heirs, executors and administrators of such an individual.

         The Principal Sponsor recognizes that a burden of litigation may be imposed upon the Trustee as a result of some transaction for which it has no responsibility or over which it has no control under this Agreement. Therefore, the Principal Sponsor agrees to indemnify and hold harmless and, if requested, defend the Trustee (and any employee of the Trustee) from any expenses (including counsel fees, liabilities, claims, damages, actions, suits or other charges) incurred by the Trustee (or its employees) in defending against any such litigation.

                                   SECTION 11

                     DETERMINATIONS -- RULES AND REGULATIONS

         11.1. DETERMINATIONS. The Retirement Committee shall make such determinations as may be required from time to time in the administration of the Plan. The Retirement Committee shall have the sole, full and complete discretionary authority and responsibility to interpret and construe the Plan Statement, to decide any matters presented as a part of the claims procedure set forth in this Section, and to determine all factual and legal questions under the Plan, including, but not limited to, the entitlement of employees, Participants and Beneficiaries and the amounts of their respective interests. The Trustee and other interested parties may act and rely upon all information reported to them hereunder and need not inquire into the accuracy thereof, nor be charged with any notice to the contrary.

         11.2. RULES AND REGULATIONS. Any rule not in conflict or at variance with the provisions hereof may be adopted by the Retirement Committee.

         11.3. METHOD OF EXECUTING INSTRUMENTS.

                  11.3.1. EMPLOYER OR COMMITTEE. Information to be supplied or written notices to be made or consents to be given by the Principal Sponsor, the Employer, the Retirement Committee pursuant to any provision of this Plan Statement may be signed in the name of the Principal Sponsor or Employer by any officer thereof who has been authorized to make such certification or to give such notices or consents or by any committee member.

                  11.3.2. TRUSTEE. Any instrument or written notice required, necessary or advisable to be made or given by the Trustee may be signed by any Trustee, if all Trustees serving hereunder are individuals, or by any authorized officer or employee of the Trustee, if a corporate Trustee shall be acting hereunder as sole Trustee, or by any such officer or employee of the corporate Trustee or by an individual Trustee acting hereunder, if corporate and individual Trustees shall be serving as co-trustees hereunder.

         11.4. CLAIMS PROCEDURE. Until modified by the Retirement Committee, the claims procedure set forth in this Section 11.4 shall be the claims procedure for the resolution of disputes and disposition of claims arising under the Plan. An application for a distribution under Section 7 shall be considered as a claim for the purposes of this Section.

                  11.4.1. ORIGINAL CLAIM. Any employee, former employee, or Beneficiary of such employee or former employee may, if he or she so desires, file with the Retirement Committee a written claim for benefits under the Plan. Within ninety (90) days after the filing of such a claim, the Retirement Committee or its delegate shall notify the claimant in writing whether the claim is upheld or denied in whole or in part or shall furnish the claimant a written notice describing specific special circumstances requiring a specified amount of additional time (but not more than one hundred eighty days from the date the claim was filed) to reach a decision on the claim. If the claim is denied in whole or in part, the Retirement Committee shall state in writing:

                           (a) the specific reasons for the denial,

                           (b) the specific references to the pertinent
                  provisions of this Plan Statement on which the denial is based,

                           (c) a description of any additional material or
                  information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and

                           (d) an explanation of the claims review procedure set
                  forth in this Section.

                  11.4.2. CLAIMS REVIEW PROCEDURE. A claimant who desires a review of any claim which has been denied in whole or in part must, in order to preserve any legal recourse, file a written request for such a review with the Retirement Committee within sixty (60) days after receipt of the notice of denial and may, in conjunction therewith, submit written issues and comments. Within sixty (60) days after the filing of such a request for review, the Retirement Committee shall notify the claimant in writing whether, upon review, the claim was upheld or denied in whole or in part or shall furnish the claimant a written notice describing specific special circumstances requiring a specified amount of additional time (but not more than one hundred twenty days from the date the request for review was filed) to reach a decision on the request for review.

                  11.4.3. GENERAL RULES.

                           (a) No inquiry or question shall be deemed to be a
                  claim or a request for a review of a denied claim unless made in accordance with the claims procedure. The Retirement Committee may require that any claim for benefits and any request for a review of a denied claim be filed on forms to be furnished by the Retirement Committee upon request.

                           (b) All decisions on claims and on requests for a
                  review of denied claims shall be made by the Retirement Committee or its delegate.

                           (c) The Retirement Committee may, in its discretion,
                  hold one or more hearings on a claim or a request for a review of a denied claim.

                           (d) Claimants may be represented by a lawyer or other
                  representative (at their own expense), but the Retirement Committee reserves the right to require the claimant to furnish written authorization. A claimant's representative shall be entitled to copies of all notices given to the claimant.

                           (e) The decision of the Retirement Committee on a
                  claim and on a request for a review of a denied claim shall be served on the claimant in writing. If a decision or notice is not received by a claimant within the time specified, the claim or request for a review of a denied claim shall be deemed to have been denied.

                           (f) Prior to filing a claim or a request for a review
                  of a denied claim, the claimant or the claimant's representative shall have a reasonable opportunity to review a copy of this Plan Statement and all other pertinent documents in the possession of the Employer, the Retirement Committee and the Trustee.

                           (g) A denied claim may be challenged in court only
                  after the review procedure above has been exhausted. If challenged in court, determinations by the Retirement Committee shall not be subject to an initial redetermination of the claim but to review only and shall not be overturned unless proven to be arbitrary and capricious based upon the evidence considered by the Retirement Committee at the time of the determination.

         11.5. INFORMATION FURNISHED BY PARTICIPANTS. Neither the Employer nor the Retirement Committee nor the Trustee shall be liable or responsible for any error in the computation of the Account of a Participant resulting from any misstatement of fact made by the Participant, directly or indirectly, to the Employer, the Retirement Committee or the Trustee and used by them in determining the Participant's Account. Neither the Employer nor the Retirement Committee nor the Trustee shall be obligated or required to increase the Account of such Participant which, on discovery of the misstatement, is found to be understated as a result of such misstatement of the Participant. However, the Account of any Participant which is overstated by reason of any such misstatement shall be reduced to the amount appropriate for the Participant in view of the truth. Any refund received upon reduction of an Account so made shall be used to reduce the next succeeding contribution of the Employer to the Plan.

                                   SECTION 12

                               PLAN ADMINISTRATION

         12.1. PRINCIPAL SPONSOR.

                  12.1.1. OFFICERS. Except as hereinafter provided, functions generally assigned to the Principal Sponsor shall be discharged by its officers or delegated and allocated as provided herein.

                  12.1.2. CHIEF EXECUTIVE OFFICER. Except as hereinafter provided, the Chief Executive Officer of the Principal Sponsor may delegate or redelegate and allocate and reallocate to one or more persons or to a committee of persons jointly or severally, and whether or not such persons are directors, officers or employees, such functions assigned to the Principal Sponsor hereunder as the Chief Executive Officer may from time to time deem advisable.

                  12.1.3. BOARD OF DIRECTORS. Notwithstanding the foregoing, the Board of Directors of the Principal Sponsor shall have the exclusive authority, which may not be delegated, to act for the Principal
         Sponsor:

                           (a) to terminate the Plan,

                           (b) to appoint or remove members of the Committee;

                           (c) to determine the Employer contribution under
                  Section 3; to reduce, suspend or discontinue contributions to the Plan,

         12.2. COMMITTEE.

                  12.2.1. APPOINTMENT AND REMOVAL. The Committee shall consist of such members as may be determined and appointed from time to time by the Board of Directors of the Principal Sponsor and they shall serve at the pleasure of such Board of Directors. Members of the Committee shall serve without compensation, but their reasonable expenses shall be an expense of the administration of the Fund and shall be paid by the Trustee from and out of the Fund except to the extent the Employer, in its discretion, directly pays such expenses.

                  12.2.2. AUTOMATIC REMOVAL. If any individual who is a member of the Committee is a director, officer or employee when appointed as a member of the Committee, then such individual shall be automatically removed as a member of the Committee at the earliest time such individual ceases to be a director, officer or employee. This removal shall occur automatically and without any requirement for action by the Board of Directors of the Principal Sponsor or any notice to the individual so removed.

                  12.2.3. AUTHORITY. The Committee may elect such officers as the Committee may decide upon. The Committee shall:

                           (a) establish rules for the functioning of the
                  Committee, including the times and places for holding meetings, the notices to be given in respect of such meetings and the number of members who shall constitute a quorum for the transaction of business,

                           (b) organize and delegate to such of its members as
                  it shall select authority to execute or authenticate rules, advisory opinions or instructions, and other instruments adopted or authorized by the Committee; adopt such bylaws or regulations as it deems desirable for the conduct of its affairs; appoint a secretary, who need not be a member of the Committee, to keep its records and otherwise assist the Committee in the performance of its duties; keep a record of all its proceedings and acts and keep all books of account, records and other data as may be necessary for the proper administration of the Plan; notify the Employer and the Trustee of any action taken by the Committee and, when required, notify any other interested person or persons,

                           (c) determine from the records of the Employer the
                  compensation, service records, status and other facts regarding Participants and other employees,

                           (d) cause to be compiled at least annually, from the
                  records of the Committee and the reports and accountings of the Trustee, a report or accounting of the status of the Plan and the Accounts of the Participants, and make it available to each Participant who shall have the right to examine that part of such report or accounting (or a true and correct copy of such part) which sets forth the Participant's benefits and ratable interest in the Fund,

                           (e) prescribe forms to be used for applications for
                  participation, benefits, notifications, etc., as may be required in the administration of the Plan,

                           (f) set up such rules as are deemed necessary to
                  carry out the terms of this Plan Statement,

                           (g) resolve all questions of administration of the
                  Plan not specifically referred to in this Section,

                           (h) delegate or redelegate to one or more persons,
                  jointly or severally, and whether or not such persons are members of the Committee or employees of the Employer, such functions assigned to the Committee hereunder as it may from time to time deem advisable,

                           (i) perform all other acts reasonably necessary for
                  administering the Plan and carrying out the provisions of this Plan Statement and performing the duties imposed on it,

                           (j) have the authority to appoint or remove a Trustee
                  or accept the resignation of a Trustee,

                           (k) have the authority to appoint or remove an
                  Investment Manager,

                           (l) have the authority and discretion to engage an
                  Administrative Delegate who shall perform, without discretionary authority or control, administrative functions within the framework of policies, interpretations, rules, practices and procedures made by the Retirement Committee or other Plan Fiduciary. Any action made or taken by the

                  Administrative Delegate may be appealed by an affected Participant to the Retirement Committee in accordance with the claims review procedures provided in Section 11.4. Any decisions which call for interpretations of Plan provisions not previously made by the Retirement Committee shall be made only by the Retirement Committee. The Administrative Delegate shall not be considered a fiduciary with respect to the services it provides, unless otherwise required under ERISA, and

                           (m) may, for administrative purposes, establish unit
                  values for one or more investment fund (or any portion thereof) and maintain the Accounts setting forth each Participant's interest in such investment fund (or any portion thereof) in terms of such units, all in accordance with such rules and procedures as shall be administratively practicable. In the event that unit accounting is thus established for any investment fund (or any portion thereof), the value of a Participant's interest in that investment fund (or any portion thereof) at any time shall be an amount equal to the then value of a unit in such investment fund (or any portion thereof) multiplied by the number of units then credited to the Participant.

                  12.2.4. MAJORITY DECISIONS. If there shall at any time be three (3) or more members of the Committee serving hereunder who are qualified to perform a particular act, the same may be performed, on behalf of all, by a majority of those qualified, with or without the concurrence of the minority. No person who failed to join or concur in such act shall be held liable for the consequences thereof, except to the extent that liability is imposed under ERISA.

         12.3. LIMITATION ON AUTHORITY.

                  12.3.1. FIDUCIARIES GENERALLY. No action taken by any fiduciary, if authority to take such action has been delegated or redelegated to it, shall be the responsibility of any other fiduciary except as may be required by the provisions of ERISA. Except to the extent imposed by ERISA, no fiduciary shall have the duty to question whether any other fiduciary is fulfilling all of the responsibility imposed upon such other fiduciary by the Plan Statement or by ERISA.

                  12.3.2. TRUSTEE. The responsibilities and obligations of the Trustee shall be strictly limited to those set forth in this Plan Statement. The Trustee shall have no authority or duty to determine or enforce payment of any Employer contribution under the Plan or to determine the existence, nature or extent of any individual's rights in the Fund or under the Plan or question any determination made by the Principal Sponsor or the Retirement Committee regarding the same. Nor shall the Trustee be responsible in any way for the manner in which the Principal Sponsor, the Employer or the Retirement Committee carries out its responsibilities under this Plan Statement or, more generally, under the Plan. The Trustee shall give the Principal Sponsor notice of (and tender to the Principal Sponsor) the prosecution or defense of any litigation involving the Plan, the Fund or other fiduciaries of the Plan.

         12.4. CONFLICT OF INTEREST. If any officer or employee of the Employer, any member of the board of directors of the Employer, any member of the Retirement Committee or any Trustee to whom authority has been delegated or redelegated hereunder shall also be a Participant or Beneficiary in the Plan, the individual shall have no authority as such officer, employee, member or Trustee with respect to any matter specially affecting his or her individual interest hereunder (as distinguished from the interests of all Participants and Beneficiaries or a broad class of Participants and Beneficiaries), all such authority being reserved exclusively to the other officers, employees, members or Trustees as the case may be, to the exclusion of such Participant or Beneficiary, and such Participant or Beneficiary shall act only in his or her individual capacity in connection with any such matter.

         12.5. DUAL CAPACITY. Individuals, firms, corporations or partnerships identified herein or delegated or allocated authority or responsibility hereunder may serve in more than one fiduciary capacity.

         12.6. ADMINISTRATOR. The Principal Sponsor shall be the administrator for purposes of Section 3(16)(A) of ERISA.

         12.7. NAMED FIDUCIARIES. The Employer and the Retirement Committee shall be named fiduciaries for the purpose of Section 402(a) of ERISA.

         12.8. SERVICE OF PROCESS. In the absence of any designation to the contrary by the Retirement Committee, the Secretary of the Principal Sponsor is designated as the appropriate and exclusive agent for the receipt of service of process directed to the Plan in any legal proceeding, including arbitration, involving the Plan.

         12.9. ADMINISTRATIVE EXPENSES. The reasonable expenses of administering the Plan, including but not limited to record keeping fees, investment fees and trustee fees, shall be payable out of the Fund except to the extent that the Employer, in its discretion, directly pays the expenses. The Employer may direct the Trustee to charge such expenses first against the aggregate forfeiture account referred to in Section 1.1.1(g).

         12.10. IRS QUALIFICATION. This Plan is intended to qualify under
Section 401(a) of the Code as a defined contribution profit sharing plan (and not as a defined contribution money purchase pension plan or stock bonus plan or a defined benefit pension plan).

                                   SECTION 13

                                   IN GENERAL

         13.1. DISCLAIMERS.

                  13.1.1. EFFECT ON EMPLOYMENT. Neither the terms of this Plan Statement nor the benefits hereunder nor the continuance thereof shall be a term of the employment of any employee, and the Employer shall not be obliged to continue the Plan. The terms of this Plan Statement shall not give any employee the right to be retained in the employment of the Employer.

                  13.1.2. SOLE SOURCE OF BENEFITS. Neither the Employer nor any of its officers nor any member of its board of directors nor any member of the Retirement Committee or the Trustee in any way guarantee the Fund against loss or depreciation, nor do they guarantee the payment of any benefit or amount which may become due and payable hereunder to any Participant, Beneficiary or other person. Each Participant, Beneficiary or other person entitled at any time to payments hereunder shall look solely to the assets of the Fund for such payments. If a Vested Total Account shall have been distributed to a former Participant, Beneficiary or any other person entitled jointly to the receipt thereof (or shall have been transferred to the Trustee of another tax-qualified deferred compensation plan), such former Participant, Beneficiary or other person, as the case may be, shall have no further right or interest in the other assets of the Fund.

                  13.1.3. CO-FIDUCIARY MATTERS. Neither the Employer nor any of its officers nor any member of its board of directors nor any member of the Retirement Committee shall in any manner be liable to any Participant, Beneficiary or other person for any act or omission of the Trustee (except to the extent that liability is imposed under ERISA). Neither the Employer nor any of its officers nor any member of its board of directors nor any member of the Retirement

         Committee or the Trustee shall be under any liability or responsibility (except to the extent that liability is imposed under ERISA) for failure to effect any of the objectives or purposes of the Plan by reason of loss or fluctuation in the value of Fund or for the form, genuineness, validity, sufficiency or effect of any Fund asset at any time held hereunder, or for the failure of any person, firm or corporation indebted to the Fund to pay such indebtedness as and when the same shall become due or for any delay occasioned by reason of any applicable law, order or regulation or by reason of any restriction or provision contained in any security or other asset held by the Fund. Except as is otherwise provided in ERISA, the Employer and its officers, the members of its board of directors and the members of the Retirement Committee, the Trustee and other fiduciaries shall not be liable for an act or omission of another person with regard to a fiduciary responsibility that has been allocated to or delegated to such other person pursuant to the terms of this Plan Statement or pursuant to procedures set forth in this Plan Statement.

         13.2. REVERSION OF FUND PROHIBITED. The Fund from time to time hereunder shall at all times be a trust fund separate and apart from the assets of the Employer, and no part thereof shall be or become available to the Employer or to creditors of the Employer under any circumstances other than those specified in Section 3.11 and Appendix A to this Plan Statement. It shall be impossible for any part of the corpus or income of the Fund to be used for, or diverted to, purposes other than for the exclusive benefit of Participants and Beneficiaries (except as hereinbefore provided).

         13.3. CONTINGENT TOP HEAVY PLAN RULES. The rules set forth in Appendix B to this Plan Statement (concerning additional provisions that apply if the Plan becomes top heavy) are incorporated herein.

         13.4. CONTINUITY. The tenure and membership of any committee previously appointed, the rules of administration adopted and the Beneficiary designations in effect under the Prior Plan Statement shall, to the extent not inconsistent with this Plan Statement, continue in full force and effect until altered as provided herein.

         13.5. EXECUTION IN COUNTERPARTS. This Plan Statement may be executed in any number of counterparts, each of which, without production of the others, shall be deemed to be an original.

         13.6. GOVERNING LAW. To the extent not preempted by federal law, the Trust shall be governed under the laws of the State of Wisconsin.

                                   SECTION 14

                             EGTRRA PLAN AMENDMENTS

         14.1. AMENDMENT OF THE PLAN FOR EGTRRA.

                  14.1.1. ADOPTION AND EFFECTIVE DATE OF EGTRRA AMENDMENTS. This
         Section 14 of the Plan are adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). These amendments are intended as good faith compliance with the requirements of EGTRRA and are to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, the amendments in this Section 14 shall be effective as of the first day of the first Plan Year beginning after December 31, 2001.

                  14.1.2. SUPERSESSION OF INCONSISTENT PROVISIONS. This Section 14 shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Article.

         14.2. LIMITATIONS ON CONTRIBUTIONS.

                  14.2.1. EFFECTIVE DATE. This Section 14.2 shall be effective for limitation years beginning after December 31, 2001.

                  14.2.2. MAXIMUM ANNUAL ADDITION. Except to the extent permitted under Plan Section 14.9 and Section 414(v) of the Code, if applicable, the Annual Additions that may be contributed or allocated to a Participant's Account under the Plan for any limitation year shall not exceed the lesser of:

                           (a) $40,000, as adjusted for increases in the
                  cost-of-living under Section 415(d) of the Code, or

                           (b) 100% of the Participant's compensation, within
                  the meaning of Section 415(c)(3) of the Code, for the limitation year.

         The compensation limit referred to in (b) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an Annual Addition.

         14.3. INCREASE IN COMPENSATION LIMIT. The annual Compensation of each Participant taken into account in determining allocations for any Plan Year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code. Annual Compensation means Compensation during the Plan Year or such other consecutive 12-month period over which Compensation is otherwise determined under the Plan (the "determination period"). The cost-of-living adjustment in effect for a calendar year applies to annual Compensation for the determination period that begins with or within such calendar year.

         14.4. MODIFICATION OF TOP-HEAVY RULES.

                  14.4.1. EFFECTIVE DATE. This Section 14.4 shall apply for purposes of determining whether the Plan is a top-heavy plan under
         Section 416(g) of the Code for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of Section 416(c) of the Code for such years. This Section amends Appendix B of the Plan.

                  14.4.2. DETERMINATION OF TOP-HEAVY STATUS.

                           (a) KEY EMPLOYEE. Key employee means any employee or
                  former employee (including any deceased employee) who at any time during the Plan Year that includes the determination date was an officer of the Company having annual compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002), a 5% owner of the employer, or a 1% owner of the Company having "annual compensation" of more than $150,000. For this purpose, annual compensation means compensation within the meaning of
                  Section 415(c)(3) of the Code. The determination of who is a key employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

                           (b) DETERMINATION OF PRESENT VALUES AND AMOUNTS. This
                  Section 14.4.2(b), (c) and (d) shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of employees as of the determination date.

                           (c) DISTRIBUTIONS DURING YEAR ENDING ON THE
                  DETERMINATION DATE. The present values of accrued benefits and the amounts of account balances of an employee as of the determination date shall be increased by the distributions made with respect to the employee under the Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under
                  Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

                           (d) EMPLOYEES NOT PERFORMING SERVICES DURING YEAR
                  ENDING ON THE DETERMINATION DATE. The accrued benefits and accounts of any individual who has not performed services for the Company during the 1-year period ending on the determination date shall not be taken into account.

                  14.4.3. MINIMUM BENEFITS.

                           (a) MATCHING CONTRIBUTIONS. Company matching
                  contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Section 416(c)(2) of the Code and the Plan. The preceding sentence shall apply with respect to matching contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Company matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the Actual Contribution Percentage Test and other requirements of Section 401(m) of the Code.

                           (b) CONTRIBUTIONS UNDER OTHER PLANS. The Company may
                  provide that the minimum benefit requirement shall be met in another plan (including another plan that consists solely of a cash or deferred arrangement which meets the requirements of
                  Section 401(k)(12) of the Code and matching contributions with respect to which the requirements of Section 401(m)(11) of the Code are met).

         14.5. DIRECT ROLLOVERS OF PLAN DISTRIBUTIONS FROM THIS PLAN.

                  14.5.1. EFFECTIVE DATE. This Section 14.5 shall apply to distributions made after December 31, 2001.

                  14.5.2. MODIFICATION OF DEFINITION OF ELIGIBLE RETIREMENT PLAN. For purposes of the direct rollover provisions in Section 7.6 of the Plan, an eligible retirement plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Section 414(p) of the Code.

                  14.5.3. MODIFICATION OF DEFINITION OF ELIGIBLE ROLLOVER DISTRIBUTION TO EXCLUDE HARDSHIP DISTRIBUTIONS. For purposes of the direct rollover provisions in Section 7.6 of the Plan, any amount that is distributed on account of hardship shall not be an eligible rollover distribution and the distributee may not elect to have any portion of such a distribution paid directly to an eligible retirement plan.

                  14.5.4. MODIFICATION OF DEFINITION OF ELIGIBLE ROLLOVER DISTRIBUTION TO INCLUDE AFTER-TAX EMPLOYEE CONTRIBUTIONS. For purposes of the direct rollover provision in Section 7.6 of the Plan,



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

         a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includable in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includable in gross income and the portion of such distribution which is not so includable.

         14.6. ROLLOVERS DISREGARDED IN INVOLUNTARY CASH-OUTS. With respect to distributions after December 31, 2001, for purposes of Section 7.1.2 of the Plan, the value of a Participant's Vested Total Account shall be determined without regard to that portion of the account balance that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii) and 457(e)(16) of the
Code. If the value of the Participant's Vested Total Account as so determined is $5,000 or less, the Plan shall immediately distribute the Participant's entire nonforfeitable account balance.

         14.7. REPEAL OF MULTIPLE USE TEST. The multiple use test described in Treasury Regulation Section 1.401(m)-2 and Section 3.5.3 of the Plan shall not apply for Plan Years beginning after December 31, 2001.

         14.8. MODIFICATION OF TOP-HEAVY RULES. The top-heavy requirements of
Section 416 of the Code and Appendix B of the Plan shall not apply in any year beginning after December 31, 2001, in which the Plan consists solely of a cash or deferred management which meets the requirements of Section 401(k)(12) of the Code and matching contributions with respect to which the requirements of
Section 401(m)(11) of the Code are met.

         14.9. ELECTIVE DEFERRALS - CONTRIBUTION LIMITATION. No Participant shall be permitted to have elective deferrals made under this Plan, or any other qualified plan maintained by the Company during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect for such taxable year, except to the extent permitted under Section 14.9 and Section 414(v) of the Code, if applicable.

         14.10. CATCH-UP CONTRIBUTIONS. Effective for Salary Deferral Contributions after December 31, 2001 and the effective date for implementation of this provision as specified by the Retirement Committee, all employees who are eligible to make elective deferrals under this Plan and who have attained age 50 before the close of the Plan Year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Sections 402(g) and 415 of the Code. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such catch-up contributions.

         14.11. SUSPENSION PERIOD FOLLOWING HARDSHIP DISTRIBUTION. A Participant who receives a distribution of elective deferrals after December 31, 2001, on account of hardship shall be prohibited from making elective deferral and employee contributions under this and all other plans of the employer for 6 months after receipt of the distribution. A Participant who receives a distribution of elective deferrals in calendar year 2001 on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans of the employer for 6 months after receipt of the distribution or until January 1, 2002, if later.

         14.12. DISTRIBUTION UPON SEVERANCE FROM EMPLOYMENT. A Participant's elective deferrals, qualified nonelective contributions, qualified matching contributions, and earnings attributable to these contributions shall be distributed on account of the Participant's severance from employment. However, such a distribution shall be subject to the other provisions of the Plan regarding distributions, other than provisions that require a separation from service before such amounts may be distributed. This provision shall apply for distributions after December 31, 2001, regardless of when the severance from employment occurred.

         IN WITNESS WHEREOF, the Principal Sponsor and the Trustee, by their duly authorized officers, have executed this Plan Trust Agreement on the _____ day of _______________, 2002, to become generally effective as of February 23, 1997.

                                               SHOPKO STORES, INC.
                                               (THE "PRINCIPAL SPONSOR")


                                               By:_____________________________

                                               Title:__________________________

                                               AMERICAN EXPRESS TRUST COMPANY
                                               (THE "TRUSTEE")


                                               By:_____________________________

                                               Title:__________________________

                                   SCHEDULE I
                                       TO
                       SHOPKO STORES, INC. SHARED SAVINGS

Participating Employers
As of __________, 2001

                    Employer                                        EIN

        1.       ShopKo Stores, Inc.                             41-0985054



        (update as appropriate)

                                   APPENDIX A

                         LIMITATION ON ANNUAL ADDITIONS

                                    SECTION 1

                                  INTRODUCTION

         Terms defined in the Plan Statement shall have the same meanings when used in this Appendix. In addition, when used in this Appendix, the following terms shall have the following meanings:

         1.1. ANNUAL ADDITION. Annual addition means, with respect to any Participant for a limitation year, the sum of:

                           (a) all employer contributions (including employer
                  contributions of the Participant's earnings reductions under
                  Section 401(k), Section 403(b) and Section 408(k) of the Code) allocable as of a date during such limitation year to the Participant under all defined contribution plans;

                           (b) all forfeitures allocable as of a date during
                  such limitation year to the Participant under all defined contribution plans; and

                           (c) all Participant contributions made as of a date
                  during such limitation year to all defined contribution plans.

                  1.1.1. SPECIFIC INCLUSIONS. With regard to a plan which contains a qualified cash or deferred arrangement or matching contributions or employee contributions, excess deferrals and excess contributions and excess aggregate contributions (whether or not distributed during or after the limitation year) shall be considered annual additions in the year contributed.

                  1.1.2. SPECIFIC EXCLUSIONS. The annual addition shall not, however, include any portion of a Participant's rollover contributions or any additions to accounts attributable to a plan merger or a transfer of plan assets or liabilities or any other amounts excludable under law.

                  1.1.3. ESOP RULES. In the case of an employee stock ownership plan within the meaning of Section 4975(e)(7) of the Code, annual additions shall not include any dividends or gains on sale of employer securities held by the employee stock ownership plan (regardless of whether such dividends or gains are (i) on securities which are allocated to Participants' accounts or (ii) on securities which are not allocated to Participants' accounts which, in the case of dividends used to pay principal on an employee stock ownership plan loan, result in employer securities being allocated to Participants' accounts or, in the case of a sale, result in sale proceeds being allocated to Participants' accounts). In the case of an employee stock ownership plan under which no more than one-third of the employer contributions for a limitation year which are deductible under Section 404(a)(9) of the Code are allocated to highly compensated employees (as defined in Section 414(q) of the Code), annual additions shall not include forfeitures of employer securities under the employee stock ownership plan if such securities were acquired with the proceeds of an exempt loan or employer contributions to the employee stock ownership plan which are deductible by the employer under Section 404(a)(9)(B) of the Code and charged against the Participant's account (i.e., interest payments).

         1.2. ANNUAL BENEFIT. Annual benefit means a retirement benefit under a defined benefit plan which is payable annually in the form of a straight life annuity.

                  1.2.1. STRAIGHT LIFE ANNUITY. Except as provided below, a benefit payable in a form other than a straight life annuity will be adjusted to the actuarial equivalent straight life annuity before applying the limitations of this Appendix. To determine this actuarial equivalent, the interest rate assumption shall be the greater of the interest rate specified in the defined benefit plan's plan document or five percent (5%) and the mortality assumption shall be that specified in the defined benefit plan's plan document.

                  1.2.2. EXCLUDED CONTRIBUTIONS. The annual benefit does not include any benefits attributable to employee contributions, rollover contributions or the assets transferred from a qualified plan that was not maintained by a controlled group member.

                  1.2.3. ANCILLARY BENEFITS. No actuarial adjustment to the annual benefit is required for: (i) the value of a qualified joint and survivor annuity (to the extent such value exceeds the sum of the value of a straight life annuity beginning on the same date and the value of post-retirement death benefits that would be paid even if the annuity were not in the form of a joint and survivor annuity), or (ii) the value of benefits that are not directly related to retirement benefits (such as a pre-retirement disability benefit, a pre-retirement death benefit or a post-retirement medical benefit), or (iii) the value of post-retirement cost-of-living increases made in accordance with regulations under the Code.

         1.3. CONTROLLED GROUP MEMBER. Controlled group member means the Employer and each member of a controlled group of corporations (as defined in Section 414(b) of the Code and as modified by Section 415(h) of the Code), all commonly controlled trades or businesses (as defined in Section 414(c) of the Code and as modified by Section 415(h) of the Code), affiliated service groups (as defined in Section 414(m) of the Code) of which the Employer is a part and other organizations required to be aggregated for this purpose under Section 414(o) of the Code.

         1.4. DEFINED BENEFIT AND DEFINED CONTRIBUTION PLANS. Defined benefit plan and defined contribution plan have the meanings assigned to those terms by
Section 415(k)(1) of the Code. Whenever reference is made to defined benefit plans and defined contribution plans in this Appendix, it shall include all such plans maintained by the Employer and all controlled group members.

         1.5. DEFINED BENEFIT FRACTION.

                  1.5.1. GENERAL RULE. Defined benefit fraction means a fraction the numerator of which is the sum of the Participant's projected annual benefits under all defined benefit plans determined as of the close of the limitation year, and the denominator of which is the lesser of:

                           (i) One hundred twenty-five percent (125%) of the
                  dollar limitation in effect under Section 415(b)(l)(a) of the Code as of the close of such limitation year (i.e., 125% of $90,000 as adjusted for cost of living, commencement dates, length of service and other factors), or

                           (ii) One hundred forty percent (140%) of the dollar
                  amount which may be taken into account under section 415(b)(l)(b) of the code with respect to such participant as of the close of such limitation year (i.e., 140% of the participant's highest average compensation as adjusted for cost of living, length of service and other factors).

                  1.5.2. TRANSITION RULE. Notwithstanding the above, if the Participant was a participant as of the first day of the first limitation year beginning after December 31, 1986, in one or more defined benefit plans which were in existence on May 6, 1986, the denominator of this fraction will not be less than one hundred twenty-five percent (125%) of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last limitation year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the

         Plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Section 415 of the Code for all limitation years beginning before January 1, 1987.

         1.6. DEFINED CONTRIBUTION FRACTION.

                  1.6.1. GENERAL RULE. Defined contribution fraction means a fraction the numerator of which is the sum of the Participant's annual additions (including Employer contributions which are allocated to a separate account established for the purpose of providing medical benefits or life insurance benefits with respect to a key employee (as defined in Appendix B) under a welfare benefit fund or individual medical account) as of the close of the limitation year and for all prior limitation years, and the denominator of which is the sum of the amounts determined under paragraph (i) or (ii) below, whichever is the lesser, for such limitation year and for each prior limitation year in which the Participant had any service with the employer (regardless of whether that or any other defined contribution plan was in existence during those years or continues in existence):

                           (i) one hundred twenty-five percent (125%) of the
                  dollar limitation in effect under Section 415(c)(l)(a) of the Code for such limitation year determined without regard to
                  Section 415(c)(6) of the Code (i.e., 125% of $30,000 as adjusted for cost-of-living), or

                           (ii) one hundred forty percent (140%) of the dollar
                  amount which may be taken into account under Section 415(c)(l)(b) of the Code with respect to such individual under the plan for such limitation year (i.e., 140% of 25% of the Participant's Section 415 compensation for such limitation year).

                  1.6.2. TEFRA TRANSITION RULE. The Employer may elect that the amount taken into account for each Participant for all limitation years ending before January 1, 1983, under Section 1.6.1(i) and Section 1.6.1(ii) shall be determined pursuant to the special transition rule provided in Section 415(e)(6) of the Code.

                  1.6.3. EMPLOYEE CONTRIBUTIONS. Notwithstanding the definition of "annual additions", for the purpose of determining the defined contribution fraction in limitation years beginning before January 1, 1987, employee contributions shall not be taken into account to the extent that they were not required to be taken into account under
         Section 415 of the Code prior to the Tax Reform Act of 1986.

                  1.6.4. ANNUAL DENOMINATOR. The amounts to be determined under
         Section 1.6.1(i) and Section 1.6.1(ii) for the limitation year and for all prior limitation years in which the Participant had any service with the employer shall be determined separately for each such limitation year on the basis of which amount is the lesser for each such limitation year.

                  1.6.5. RELIEF RULE. If the Participant was a participant as of the end of the first day of the first limitation year beginning after December 31, 1986, in one or more defined contribution plans which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed one (1.0) under the terms of this Plan Statement. Under the adjustment, an amount equal to the product of the excess of the sum of the fractions over one (10), times the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last limitation year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the plan made after May 6, 1986, but using the Section 415 limitations applicable to the first limitation year beginning on or after January 1, 1987.

         1.7. HIGHEST AVERAGE COMPENSATION. Highest average compensation means the average Section 415 compensation for the three (3) consecutive years of service with the controlled group members that produce the highest average. A year of service with the controlled group members is the Plan Year.

         1.8. INDIVIDUAL MEDICAL ACCOUNT. Individual medical account means an account, as defined in Section 415(1)(2) of the Code maintained by the Employer or a controlled group member which provides an annual addition.

         1.9. LIMITATION YEAR. The limitation year shall be the Plan Year.

         1.10. MAXIMUM PERMISSIBLE ADDITION.

                  1.10.1. GENERAL RULE. The maximum permissible addition (to defined contribution plans) for any one (1) limitation year shall be the lesser of:

                           (i) Thirty Thousand Dollars ($30,000), adjusted from
                  time to time for increases in the cost of living as provided under applicable regulations (prorated for any short limitation year), or

                           (ii) Twenty-five percent (25%) of the Participant's
                  Section 415 compensation for such limitation year, or if greater, the percentage limitation under Section 415(c)(l)(B) of the Code in effect for such limitation year.

                  1.10.2. ESOP RULE. For limitation years beginning before July 13, 1989, in the case of an employee stock ownership plan within the meaning of Section 4975(e)(7) of the Code under which no more than one third of the employer contributions for a limitation year are allocated to highly compensated employees (as defined in Section 414(q) of the Code), the dollar limitation in Section 1.10.1(i) (after adjustment for cost of living) shall be increased to be equal to the sum of:

                           (i) the dollar limitation in Section 1.10.1(i) (after
                  adjustment for cost of living), and

                           (ii) the lesser of the dollar limitation in Section
                  1.10.1(i) (after adjustment for cost of living) or the amount of employer securities contributed or purchased with cash contributed to the employee stock ownership plan.

                  1.10.3. MEDICAL BENEFITS. The dollar limitation in Section 1.10.1(i) (after adjustment for cost of living) shall be reduced by the amount of employer contributions which are allocated to a separate account established for the purpose of providing medical benefits or life insurance benefits with respect to a key employee (as defined in Appendix B) under a welfare benefit fund or an individual medical account.

         1.11. PROJECTED ANNUAL BENEFIT. Projected annual benefit means the annual benefit payable to the Participant at his or her normal retirement age (as defined in the defined benefit plan) adjusted to an actuarially equivalent straight life annuity form (or, if it would be a lesser amount, to any actuarially equivalent qualified joint and survivor annuity form that is available under the defined benefit plan) assuming that:

                           (i) the Participant continues employment and
                  participation under the defined benefit plan until his or her normal retirement age (as defined in the defined benefit plan) or, if later, until his or her current age, and

                           (ii) the Participant's Section 415 compensation and
                  all other factors used to determine annual benefits under the defined benefit plan remain unchanged for all future limitation years.

         1.12. SECTION 415 COMPENSATION. Section 415 compensation (sometimes,"
Section 415 compensation") shall mean, with respect to any limitation year, wages within the meaning of Section 3401(a) of the Code (for purposes of income tax withholding at the source), but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the Code). For Plan Years beginning after February 28, 1998, Section 415 compensation shall include elective contributions made by the Employer on behalf of the Participant that are not includible in gross income under Sections 125, 402(e)(3), 402(h) and 403(b) of the Code, including elective contributions authorized by the Participant under a 401(k) Agreement, a cafeteria plan or any other qualified cash or deferred arrangement under Section 401(k) of the Code, and including elective contributions under any qualified transportation fringe benefit under Section 132(f) of the Code. For limitation years beginning after December 31, 1991, Section 415 compensation shall be determined on a cash basis.

         1.13. SOCIAL SECURITY RETIREMENT AGE. Social security retirement age means the age used as retirement age under Section 216(l) of the Social Security Act except that such section shall be applied (i) without regard to the age increase factor, and (ii) as if the early retirement age under Section 216(1)(2) of the Social Security Act were age sixty-two (62) years.

         1.14. WELFARE BENEFIT FUND. Welfare benefit fund means a fund as defined in Section 419(e) of the Code which provides post-retirement medical benefits allocated to separate accounts for key employees as defined in Section 419A(d)(3).

                                   SECTION 2

                         DEFINED CONTRIBUTION LIMITATION

         Notwithstanding anything to the contrary contained in the Plan Statement, there shall not be allocated to the Account of any Participant for any limitation year an amount which would cause the annual addition for such Participant to exceed the maximum permissible addition.

                                   SECTION 3

                            COMBINED PLANS LIMITATION

         Notwithstanding anything to the contrary contained in the Plan Statement, if the Participant participates in both a defined benefit plan and a defined contribution plan, then for Plan Years commencing prior to January 1, 2000, the sum of the defined benefit fraction and the defined contribution fraction shall not exceed one (1) at the close of any limitation year.

                                    SECTION 4

                                 REMEDIAL ACTION

         4.1. DEFINED CONTRIBUTION PLANS ONLY. If the Participant's annual additions for a limitation year would exceed the maximum permissible additions applicable to defined contribution plans alone, the

Employer shall, to the extent they cause such excess to occur, cause the following to occur until such excess is eliminated:

                           (i) return any unmatched employee contributions made
                  by the Participant for the limitation year to the Participant (adjusted for their proportionate share of gains but not losses while held in the Plan), and

                           (ii) distribute unmatched elective deferrals (within
                  the meaning of Section 402(g)(3) of the Code) made for the limitation year to the Participant (adjusted for their proportionate share of gains but not losses while held in the
                  Plan), and

                           (iii) return any matched employee contributions made
                  by the Participant for the limitation year to the Participant (adjusted for their proportionate share of gains but not losses while held in the Plan), and

                           (iv) distribute matched elective deferrals (within
                  the meaning of Section 402(g)(3) of the Code) made for the limitation year to the Participant (adjusted for their proportionate share of gains but not losses while held in the
                  Plan).

         To the extent either matched employee contributions are returned or matched elective deferrals are distributed, any matching contribution made with respect thereto shall be forfeited and reallocated to Participants as provided in the Plan Statement.

         If, after returning such employee contributions to the Participant and distributing elective deferrals to the Participant, an excess still exists, the Employer shall cause such excess to be used to reduce employer contributions for the next limitation year ("second limitation year") (and succeeding limitation years, as necessary) for that Participant if that Participant is covered by the Plan at the end of the second limitation year (or succeeding limitation years). If the Participant is not covered by the Plan at the end of the second limitation year (or succeeding limitation years), however, then the excess amounts must be held unallocated in an "excess account" for the second limitation year (or succeeding limitation years) and allocated and reallocated in the second limitation year (or succeeding limitation year) to all the remaining Participants in the Plan as if an employer contribution for the second limitation year (or succeeding limitation year). However, if the allocation or reallocation of the excess amounts pursuant to the provisions of the Plan causes the limitations of this Appendix to be exceeded with respect to each Participant for the second limitation year (or succeeding limitation years), then these amounts must be held unallocated in an excess account. If an excess account is in existence at any time during the second limitation year (or any succeeding limitation year), all amounts in the excess account must be allocated and reallocated to Participants' accounts (subject to the limitations of this Appendix) as if they were additional employer contributions before any employer contribution and any Participant contributions which would constitute annual additions may be made to the Plan for that limitation year. Furthermore, the excess amounts must be used to reduce employer contributions for the second limitation year (and succeeding limitation years, as necessary) for all of the remaining Participants. Excess amounts may not be distributed from the Plan to Participants or former Participants. If an excess account is in existence at any time during a limitation year, the gains and losses and other income attributable to the excess account shall be allocated to such excess account. To the extent that investment gains or other income or investment losses are allocated to the excess account, the entire amount allocated to Participants from the excess account, including any such gains or other income or less any losses, shall be considered as an annual addition. If the Plan should be terminated prior to the date any such temporarily held, unallocated excess can be allocated to the Accounts of Participants, the date of termination shall be deemed to be an Annual Valuation Date for the purpose of allocating such excess and, if any portion of such excess cannot be allocated as of such deemed Annual Valuation Date by reason of the limitations of this Appendix, such remaining excess shall be returned to the Employer. It is specifically intended that such remedial action as may be necessary to correct an excess allocation shall be made in the following defined contribution plans in the following sequence:

                           (i) all profit sharing and stock bonus plans
                  containing cash or deferred arrangements,

                           (ii) all money purchase pension plans,

                           (iii) all profit sharing and stock bonus plans other
                  than employee stock ownership plans or plans containing cash or deferred arrangements,

                           (iv) all employee stock ownership plans.

         If an excess allocation occurs in two (2) or more plans in the same category, correction of the excess allocation shall be made in chronological order as determined by the effective date of each plan (using the original effective date of the plan) beginning with the most recently established plan.

         4.2. COMBINED DEFINED BENEFIT AND DEFINED CONTRIBUTION PLANS. If for any Plan Year commencing prior to January 1, 2000, the combination of benefits under all defined contribution plans and all defined benefit plans would exceed the limits described above which are applicable to a combination of defined benefit and defined contribution plans, then such Participant shall not be entitled to the accrual of any benefits under such defined benefit plans to the extent it would cause such combination of plans to exceed the limits hereinabove described. If such reduction or curtailment of the accrual of future benefits under the defined benefit plans and the cancellation of previously accrued benefits is not adequate to eliminate an excess under the combination-of-plans rule, then annual additions to the defined contribution plans shall be reduced. It is specifically intended that the Employer shall cause the reduction or elimination of future accruals and the cancellation of previously accrued benefits under all defined benefit plans (other than terminated defined benefit plans) to occur before any reduction of annual additions to defined contribution plans.

                                   APPENDIX B

                         CONTINGENT TOP HEAVY PLAN RULES

         Notwithstanding any of the foregoing provisions of the Plan Statement, if, after applying the special definitions set forth in Section 1 of this Appendix, this Plan is determined under Section 2 of this Appendix to be a top heavy plan for a Plan Year, then the special rules set forth in Section 3 of this Appendix shall apply. For so long as this Plan is not determined to be a top heavy plan, the special rules in Section 3 of this Appendix shall be inapplicable to this Plan.

                                    SECTION 1

                               SPECIAL DEFINITIONS

         Terms defined in the Plan Statement shall have the same meanings when used in this Appendix. In addition, when used in this Appendix, the following terms shall have the following meanings:

         1.1. AGGREGATED EMPLOYERS. Aggregated employers means the Employer and each other corporation, partnership or proprietorship which is a "predecessor" to the Employer, or is under "common control" with the Employer, or is a member of an "affiliated service group" that includes the Employer, as those terms are defined in Section 414(b), (c), (m) or (o) of the Code.

         1.2. AGGREGATION GROUP. Aggregation group means a grouping of this Plan and:

                           (a) if any Participant in the Plan is a key employee,
                  each other qualified pension, profit sharing or stock bonus plan of the aggregated employers in which a key employee is a Participant (and for this purpose, a key employee shall be considered a Participant only during periods when he is actually accruing benefits and not during periods when he has preserved accrued benefits attributable to periods of participation when he was not a key employee), and

                           (b) each other qualified pension, profit sharing or
                  stock bonus plan of the aggregated employers which is required to be taken into account for this Plan or any plan described in paragraph (a) above to satisfy the qualification requirements under Section 410 or Section 401(a)(4) of the Code, and

                           (c) each other qualified pension, profit sharing or
                  stock bonus plan of the aggregated employers which is not included in paragraph (a) or (b) above, but which the Employer elects to include in the aggregation group and which, when included, would not cause the aggregation group to fail to satisfy the qualification requirements under Section 410 or
                  Section 401(a)(4) of the Code.

         1.3. COMPENSATION. Unless the context clearly requires otherwise, compensation means wages within the meaning of Section 3401(a) of the Code (for purposes of income tax withholding at the source) but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the Code), but limited to Two Hundred Thousand Dollars adjusted annually as provided in Section 401(a)(17) of the Code. Compensation shall be determined on a cash basis.

         1.4. DETERMINATION DATE. Determination date means, for the first (1st) Plan Year of a plan, the last day of such first (1st) Plan Year, and for each subsequent Plan Year, the last day of the immediately preceding Plan Year.

         1.5. FIVE PERCENT OWNER. Five percent owner means for each aggregated employer that is a corporation, any person who owns (or is considered to own within the meaning of the shareholder attribution rules) more than five percent (5%) of the value of the outstanding stock of the corporation or stock possessing more than five percent (5%) of the total combined voting power of the corporation, and, for each aggregated employer that is not a corporation, any person who owns more than five percent (5%) of the capital interest or the profits interest in such aggregated employer. For the purposes of determining ownership percentages, each corporation, partnership and proprietorship otherwise required to be aggregated shall be viewed as a separate entity.

         1.6. KEY EMPLOYEE. Key employee means each Participant (whether or not then an employee) who at any time during a Plan Year (or any of the four preceding Plan Years) is:

                           (a) an officer of any aggregated employer (excluding
                  persons who have the title of an officer but not the authority and including persons who have the authority of an officer but not the title) having an annual compensation from all aggregated employers for any such Plan Year in excess of fifty percent (50%) of the amount in effect under Section 415(b)(1)(A) of the Code for any such Plan Year, or

                           (b) one (1) of the ten (10) employees (not
                  necessarily Participants) owning (or considered to own within the meaning of the shareholder attribution rules) both more than one-half of one percent (1/2%) ownership interest in value and the largest percentage ownership interests in value of any of the aggregated employers (which are owned by employees) and who has an annual compensation from all the aggregated employers in excess of the limitation in effect under Section 415(c)(1)(A) of the Code for any such Plan Year, or

                           (c) a five percent owner, or

                           (d) a one percent owner having an annual compensation
                  from the aggregated employers of more than One Hundred Fifty Thousand Dollars ($150,000);


         provided, however, that no more than fifty (50) employees (or, if lesser, the greater of three of all the aggregated employers' employees or ten percent of all the aggregated employers' employees) shall be treated as officers. For the purposes of determining ownership percentages, each corporation, partnership and proprietorship otherwise required to be aggregated shall be viewed as a separate entity. For purposes of paragraph (b) above, if two (2) employees have the same interest in any of the aggregated employers, the employee having the greatest annual compensation from that aggregated employer shall be treated as having a larger interest. For the purpose of determining compensation, however, all compensation received from all aggregated employers shall be taken into account. The term "key employee" shall include the beneficiaries of a deceased key employee.

         1.7. ONE PERCENT OWNER. One percent owner means, for each aggregated employer that is a corporation, any person who owns (or is considered to own within the meaning of the shareholder attribution rules) more than one percent (1%) of the value of the outstanding stock of the corporation or stock possessing more than one percent (1%) of the total combined voting power of the corporation, and, for each aggregated employer that is not a corporation, any person who owns more than one percent (1%) of the capital or the profits interest in such aggregated employer. For the purposes of determining ownership percentages, each corporation, partnership and proprietorship otherwise required to be aggregated shall be viewed as a separate entity.

         1.8. SHAREHOLDER ATTRIBUTION RULES. Shareholder attribution rules means the rules of Section 318 of the Code, (except that subparagraph (C) of Section 318(a)(2) of the Code shall be applied by substituting "5 percent" for "50 percent") or, if the Employer is not a corporation, the rules determining ownership in such Employer which shall be set forth in regulations prescribed by the Secretary of the Treasury.

         1.9. TOP HEAVY AGGREGATION GROUP. Top heavy aggregation group means any aggregation group for which, as of the determination date, the sum of:

                           (i) the present value of the cumulative accrued
                  benefits for key employees under all defined benefit plans included in such aggregation group, and

                           (ii) the aggregate of the accounts of key employees
                  under all defined contribution plans included in such aggregation group,

exceed sixty percent (60%) of a similar sum determined for all employees. In applying the foregoing, the following rules shall be observed:

                           (a) For the purpose of determining the present value
                  of the cumulative accrued benefit for any employee under a defined benefit plan, or the amount of the account of any employee under a defined contribution plan, such present value or amount shall be increased by the aggregate distributions made with respect to such employee under the plan during the five (5) year period ending on the determination date.

                           (b) Any rollover contribution (or similar transfer)
                  initiated by the employee, made from a plan maintained by one employer to a plan maintained by another employer and made after December 31, 1983, to a plan shall not be taken into account with respect to the transferee plan for the purpose of determining whether such transferee plan is a top heavy plan (or whether any aggregation group which includes such plan is a top heavy aggregation group). Any rollover contribution (or similar transfer) not described in the preceding sentence shall be taken into account with respect to the transferee plan for the purpose of determining whether such transferee plan is a top heavy plan (or whether any aggregation group which includes such plan is a top heavy aggregation group).

                           (c) If any individual is not a key employee with
                  respect to a plan for any Plan Year, but such individual was a key employee with respect to a plan for any prior Plan Year, the cumulative accrued benefit of such employee and the account of such employee shall not be taken into account.

                           (d) The determination of whether a plan is a top
                  heavy plan shall be made once for each Plan Year of the plan as of the determination date for that Plan Year.

                           (e) In determining the present value of the
                  cumulative accrued benefits of employees under a defined benefit plan, the determination shall be made as of the actuarial valuation date last occurring during the twelve (12) months preceding the determination date and shall be determined on the assumption that the employees terminated employment on the valuation date except as provided in Section 416 of the Code and the regulations thereunder for the first and second Plan Years of a defined benefit plan. The accrued benefit of any employee (other than a key employee) shall be determined under the method which is used for accrual purposes for all plans of the employer or if there is no method which is used for accrual purposes under all plans of the employer, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Section 411(b)(1)(C) of the Code. In determining this present value, the mortality and interest assumptions shall be those which would be used by the Pension Benefit Guaranty Corporation in valuing the defined benefit plan if it terminated on such valuation date. The accrued benefit to be valued shall be the benefit expressed as a single life annuity.

                           (f) In determining the accounts of employees under a
                  defined contribution plan, the account values determined as of the most recent asset valuation occurring within the twelve
                  (12) month period ending on the determination date shall be used. In addition, amounts required to be contributed under either the minimum funding standards or the plan's contribution formula shall be included in determining the account. In the first year of the plan, contributions made or to be made as of the determination date shall be included even if such contributions are not required.

                           (g) If any individual has not performed any services
                  for any employer maintaining the plan at any time during the five (5) year period ending on the determination date, any accrued benefit of the individual under a defined benefit plan and the account of the individual under a defined contribution plan shall not be taken into account.

                           (h) For this purpose, a terminated plan shall be
                  treated like any other plan and must be aggregated with other plans of the employer if it was maintained within the last five (5) years ending on the determination date for the Plan Year in question and would, but for the fact that it terminated, be part of the aggregation group for such Plan Year.

         1.10. TOP HEAVY PLAN. Top heavy plan means a qualified plan under which (as of the determination date):

                           (i) if the plan is a defined benefit plan, the
                  present value of the cumulative accrued benefits for key employees exceeds sixty percent (60%) of the present value of the cumulative accrued benefits for all employees, and

                           (ii) if the plan is a defined contribution plan, the
                  aggregate of the accounts of key employees exceeds sixty percent (60%) of the aggregate of all of the accounts of all employees.

         In applying the foregoing, the following rules shall be observed:

                           (a) Each plan of an Employer required to be included
                  in an aggregation group shall be a top heavy plan if such aggregation group is a top heavy aggregation group.

                           (b) For the purpose of determining the present value
                  of the cumulative accrued benefit for any employee under a defined benefit plan, or the amount of the account of any employee under a defined contribution plan, such present value or amount shall be increased by the aggregate distributions made with respect to such employee under the plan during the five (5) year period ending on the determination date.

                           (c) Any rollover contribution (or similar transfer)
                  initiated by the employee, made from a plan maintained by one employer to a plan maintained by another employer and made after December 31, 1983, to a plan shall not be taken into account with respect to the transferee plan for the purpose of determining whether such transferee plan is a top heavy plan (or whether any aggregation group which includes such plan is a top heavy aggregation group). Any rollover contribution (or similar transfer) not described in the preceding sentence shall be taken into account with respect to the transferee plan for the purpose of determining whether such transferee plan is a top heavy plan (or whether any aggregation group which includes such plan is a top heavy aggregation group).

                           (d) If any individual is not a key employee with
                  respect to a plan for any Plan Year, but such individual was a key employee with respect to the plan for any prior Plan Year, the cumulative accrued benefit of such employee and the account of such employee shall not be taken into account.

                           (e) The determination of whether a plan is a top
                  heavy plan shall be made once for each Plan Year of the plan as of the determination date for that Plan Year.

                           (f) In determining the present value of the
                  cumulative accrued benefits of employees under a defined benefit plan, the determination shall be made as of the actuarial valuation date last occurring during the twelve (12) months preceding the determination date and shall be determined on the assumption that the employees terminated employment on the valuation date except as provided in Section 416 of the Code and the regulations thereunder for the first and second Plan Years of a defined benefit plan. The accrued benefit of any employee (other than a key employee) shall be determined under the method which is used for accrual purposes for all plans of the employer or if there is no method which is used for accrual purposes under all plans of the employer, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Section 411(b)(1)(C) of the Code. In determining this present value, the mortality and interest assumptions shall be those which would be used by the Pension Benefit Guaranty Corporation in valuing the defined benefit plan if it terminated on such valuation date. The accrued benefit to be valued shall be the benefit expressed as a single life annuity.

                           (g) In determining the accounts of employees under a
                  defined contribution plan, the account values determined as of the most recent asset valuation occurring within the twelve
                  (12) month period ending on the determination date shall be used. In addition, amounts required to be contributed under either the minimum funding standards or the plan's contribution formula shall be included in determining the account. In the first year of the plan, contributions made or to be made as of the determination date shall be included even if such contributions are not required.

                           (h) If any individual has not performed any services
                  for any employer maintaining the plan at any time during the five (5) year period ending on the determination date, any accrued benefit of the individual under a defined benefit plan and the account of the individual under a defined contribution plan shall not be taken into account.

                           (i) For this purpose, a terminated plan shall be
                  treated like any other plan and must be aggregated with other plans of the employer if it was maintained within the last five (5) years ending on the determination date for the Plan Year in question and would, but for the fact that it terminated, be part of the aggregation group for such Plan Year.

                                   SECTION 2

                         DETERMINATION OF TOP HEAVINESS

         Once each Plan Year, as of the determination date for that Plan Year, the administrator of this Plan shall determine if this Plan is a top heavy plan.



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

                                    SECTION 3

                              CONTINGENT PROVISIONS

         3.1. WHEN APPLICABLE. If this Plan is determined to be a top heavy plan for any Plan Year, the following provisions shall apply for that Plan Year (and, to the extent hereinafter specified, for subsequent Plan Years), notwithstanding any provisions to the contrary in the Plan.

         3.2. VESTING REQUIREMENT.

                  3.2.1. GENERAL RULE. During any Plan Year that the Plan is determined to be a Top Heavy Plan, then all accounts of all Participants in a defined contribution plan that is a top heavy plan and the accrued benefits of all Participants in a defined benefit plan that is a top heavy plan shall be vested and nonforfeitable in accordance with the following schedule if, and to the extent, that it is more favorable than other provisions of the Plan:

                            If the Participant Has                         His Vested
                            Completed the Following                        Percentage
                           Years of Vesting Service:                        Shall Be:
                           -------------------------                        ---------
                  Less than 2 years                                            0%
                  2 years but less than 3 years                                20%
                  3 years but less than 4 years                                40%
                  4 years but less than 5 years                                60%
                  5 years but less than 6 years                                80%
                  6 years or more                                             100%

                  3.2.2. SUBSEQUENT YEAR. In each subsequent Plan Year that the Plan is determined not to be a top heavy plan, the other nonforfeitability provisions of the Plan Statement (and not this section) shall apply in determining the vested and nonforfeitable rights of Participants who do not have five (5) or more years of Vesting Service (three or more years of Vesting Service for Participants who have one or more Hours of Service in any Plan Year beginning after December 31, 1988) as of the beginning of such subsequent Plan Year; provided, however, that they shall not be applied in a manner which would reduce the vested and nonforfeitable percentage of any Participant.

                  3.2.3. CANCELLATION OF BENEFIT SERVICE. If this Plan is a defined benefit plan and if the Participant's vested percentage is determined under this Appendix and if a Participant receives a lump sum distribution of the present value of the vested portion of his accrued benefit, the Plan shall:

                           (a) thereafter disregard the Participant's service
                  with respect to which he received such distribution in determining his accrued benefit, and

                           (b) permit the Participant who receives a
                  distribution of less than the present value of his entire accrued benefit to restore this service by repaying (after returning to employment covered under the Plan) to the trustee the amount of such distribution together with interest at the interest rate of five percent (5%) per annum compounded annually (or such other interest rate as is provided by law for such repayment). If the distribution was on account of separation from service such repayment must be made before the earlier of,

                                    (i) five (5) years after the first date on
                           which the Participant is subsequently reemployed by the employer, or

                                    (ii) the close of the first period of five
                           (5) consecutive one-year breaks in service commencing after the distribution.


         If the distribution was on account of any other reason, such repayment must be made within five (5) years after the date of the distribution.

         3.3. DEFINED CONTRIBUTION PLAN MINIMUM BENEFIT REQUIREMENT.

                  3.3.1. GENERAL RULE. If this Plan is a defined contribution plan, then for any Plan Year that this Plan is determined to be a top heavy plan, the Employer shall make a contribution for allocation to the account of each employee who is a Participant for that Plan Year and who is not a key employee in an amount (when combined with other Employer contributions and forfeited accounts allocated to his account) which is at least equal to three percent (3%) of such Participant's compensation. (This minimum contribution amount shall be further reduced by all other Employer contributions to this Plan or any other defined contributions plan.) This contribution shall be made for each Participant who has not separated from service with the Employer at the end of the Plan Year (including for this purpose any Participant who is then on temporary layoff or authorized leave of absence or who, during such Plan Year, was inducted into the Armed Forces of the United States from employment with the Employer) including, for this purpose, each employee of the Employer who would have been a Participant if he had:
         (i) completed one thousand (1,000) Hours of Service (or the equivalent) during the Plan Year, and (ii) made any mandatory contributions to the Plan, and (iii) earned compensation in excess of the stated amount required for participation in the Plan.

                  3.3.2. SPECIAL RULE. Subject to the following rules, the percentage referred to in Section 3.3.1 of this Appendix shall not exceed the percentage at which contributions are made (or required to be made) under this Plan for the Plan Year for that key employee for whom that percentage is the highest for the Plan Year.

                           (a) The percentage referred to above shall be
                  determined by dividing the Employer contributions for such key employee for such Plan Year by his compensation for such Plan Year.

                           (b) For the purposes of this Section 3.3, all defined
                  contribution plans required to be included in an aggregation group shall be treated as one (l) plan.

                           (c) The exception contained in this Section 3.3.2
                  shall not apply to (be available to) this Plan if this Plan is required to be included in an aggregation group if including this Plan in an aggregation group enables a defined benefit plan to satisfy the qualification requirements of Section 410 or Section 401(a)(4) of the Code.

                  3.3.3. SALARY REDUCTION AND MATCHING CONTRIBUTIONS. For the purpose of this Section 3.3, all Employer contributions attributable to a salary reduction or similar arrangement shall be taken into account for the purpose of determining the minimum percentage contribution required to be made for a particular Plan Year for a Participant who is not a key employee but not for the purpose of determining whether that minimum contribution requirement has been satisfied. For the purpose of this Section 3.3 during all Plan Years beginning after December 31, 1988, all Employer matching contributions shall be taken into account for the purposes of determining the minimum percentage contribution required to be made for a particular Plan Year for a Participant who was not a key employee but not for the purpose of determining whether that minimum contribution requirement has been satisfied.

         3.4. DEFINED BENEFIT PLAN MINIMUM BENEFIT REQUIREMENT.

                  3.4.1. GENERAL RULE. If this Plan is a defined benefit plan, then for any Plan Year that the Plan is determined to be a top heavy plan, the accrued benefit for each Participant who is not a key employee shall not be less than one-twelfth (1/12) of the applicable percentage of the Participant's average compensation for years in the testing period.

                  3.4.2. SPECIAL RULES AND DEFINITIONS. In applying the general rule of Section 3.4.1 of this Appendix, the following special rules and definitions shall apply:

                           (a) The term "applicable percentage" means the lesser
                  of:

                                    1) two percent (2%) multiplied by the number
                           of years of service with the Employer, or

                                    2) twenty percent (20%).

                           (b) For the purpose of this Section 3.4, a
                  Participant's years of service with the Employer shall be equal to the Participant's Vesting Service except that a year of Vesting Service shall not be taken into account if:

                                    1) the Plan was not a top heavy plan for any
                           Plan Year ending during such year of Vesting Service, or

                                    2) such year of Vesting Service was
                           completed in a Plan Year beginning before January l, 1984.

                           (c) A Participant's "testing period" shall be the
                  period of five (5) consecutive years during which the Participant had the greatest compensation from the Employer; provided, however, that:

                                    1) the years taken into account shall be
                           properly adjusted for years not included in a year of service, and

                                    2) a year shall not be taken into account if
                           such year ends in a Plan Year beginning before January l, 1984, or such year begins after the close of the last year in which the Plan was a top heavy plan.

                           (d) An individual shall be considered a Participant
                  for the purpose of accruing the minimum benefit only if such individual has at least one thousand (1,000) Hours of Service during a benefit accrual computation period (or equivalent service determined under Department of Labor regulations). Furthermore, such individual shall accrue a minimum benefit only for a benefit accrual computation period in which such individual has one thousand (1,000) Hours of Service (or equivalent service). An individual shall not fail to accrue the minimum benefit merely because the individual: (i) was not employed on a specified date, or (ii) was excluded from participation (or otherwise failed to accrue a benefit) because the individual's compensation was less than a stated amount, or (iii) because the individual failed to make any mandatory contributions.

                  3.4.3. ACCRUALS PRESERVED. In years subsequent to the last Plan Year in which this Plan is a top heavy plan, the other benefit accrual rules of the Plan Statement shall be applied to determine the accrued benefit of each Participant, except that the application of such other rules shall not serve to reduce a Participant's accrued benefit as determined under this Section 3.4.

         3.5. PRIORITIES AMONG PLANS. In applying the minimum benefit provisions of this Appendix in any Plan Year that this Plan is determined to be a top heavy plan, the following rules shall apply:

                           (a) If an employee participates only in this Plan,
                  the employee shall receive the minimum benefit applicable to this Plan.

                           (b) If an employee participates in both a defined
                  benefit plan and a defined contribution plan and only one (1) of such plans is a top heavy plan for the Plan Year, the employee shall receive the minimum benefit applicable to the plan which is a top heavy plan.

                           (c) If an employee participates in both a defined
                  contribution plan and a defined benefit plan and both are top heavy plans, then the employee, for that Plan Year, shall receive the defined benefit plan minimum benefit unless for that Plan Year the employee has received employer contributions and forfeitures allocated to his account in the defined contribution plan in an amount which is at least equal to five percent (5%) of his compensation.

                           (d) If an employee participates in two (2) or more
                  defined contribution plans which are top heavy plans, then the employee, for that Plan Year, shall receive the defined contribution plan minimum benefit in that defined contribution plan which has the earliest original effective date.

         3.6. ANNUAL CONTRIBUTION LIMITS.

                  3.6.1. GENERAL RULE. Notwithstanding anything apparently to the contrary in the Appendix A to the Plan Statement, for any Plan Year prior to 2000 that this Plan is a top heavy plan, the defined benefit fraction and defined contribution fraction of the Appendix to the Plan Statement pertaining to limits under Section 415 of the Code shall be one hundred percent (100%) and not one hundred twenty-five percent (125%).

                  3.6.2. SPECIAL RULE. Section 3.6.1 of this Appendix shall not apply to any top heavy plan if such top heavy plan satisfies the following requirements:

                           (a) MINIMUM BENEFIT REQUIREMENT. The top heavy plan
                  (and any plan required to be included in an aggregation group with such plan) satisfies the requirements of Section 3.4 of this Appendix when Section 3.4.2(a)(1) of this Appendix is applied by substituting three percent (3%) for two percent (2%) and by increasing (but by no more than ten percentage points) twenty percent (20%) by one percentage point for each year for which the plan was taken into account under this
                  Section 3.7. Section 3.3.1 of this Appendix shall be applied by substituting "four percent (4%)" for "three percent (3%)."
                  Section 3.5(c) of this Appendix shall be applied by substituting "seven and one-half percent (7 1/2%)" for "five percent (5%)."

                           (b) NINETY PERCENT RULE. A top heavy plan would not
                  be a top heavy plan if "ninety percent (90%)" were substituted for "sixty percent (60%)" each place that it appears in the definitions of top heavy plan and top heavy aggregation group.

                  3.6.3. TRANSITION RULE. If, but for this Section 3.6.3,
         Section 3.6.l of this Appendix would begin to apply with respect to this Plan because it is a top heavy plan, the application of Section 3.6.l of this Appendix shall be suspended with respect to any individual so long as there are no:

                           (a) employer contributions, forfeitures or voluntary
                  nondeductible contributions allocated to such individual (if this Plan is a defined contribution plan), or

                           (b) accruals for such individual (if this Plan is a
                  defined benefit plan).

                  3.6.4. COORDINATING CHANGE. If this Plan is a top heavy plan for any Plan Year prior to 2000, then for purposes of the Appendix A to the Plan Statement, Section 415(e)(6)(i) of the Code shall be applied by substituting "Forty-one Thousand Five Hundred Dollars ($41,500)" for "Fifty-one Thousand Eight Hundred Seventy-five Dollars ($51,875)."

         3.7. BARGAINING UNITS. The requirements of Section 3.2 through Section
3.6 of this Appendix shall not apply with respect to any employee included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one
(1) or more employers if there is evidence that retirement benefits are the subject of good faith bargaining between such employee representatives and such employer or employers.

                                   APPENDIX C

                       QUALIFIED DOMESTIC RELATIONS ORDERS

                                    SECTION 1

                                 GENERAL MATTERS

         Terms defined in the Plan Statement shall have the same meanings when used in this Appendix.

         1.1. GENERAL RULE. The Plan shall not honor the creation, assignment or recognition of any right to any benefit payable with respect to a Participant pursuant to a domestic relations order unless that domestic relations order is a qualified domestic relations order.

         1.2. ALTERNATE PAYEE DEFINED. The only persons eligible to be considered alternate payees with respect to a Participant shall be that Participant's spouse, former spouse, child or other dependent.

         1.3. DRO DEFINED. A domestic relations order is any judgment, decree or order (including an approval of a property settlement agreement) which relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child or other dependent of a Participant and which is made pursuant to a state domestic relations law (including a community property law).

         1.4. QDRO DEFINED. A qualified domestic relations order is a domestic relations order which creates or recognizes the existence of an alternate payee's right to (or assigns to an alternate payee the right to) receive all or a portion of the Account of a Participant under the Plan and which satisfies all of the following requirements.

                  1.4.1. NAMES AND ADDRESSES. The order must clearly specify the name and the last known mailing address, if any, of the Participant and the name and mailing address of each alternate payee covered by the order.

                  1.4.2. AMOUNT. The order must clearly specify the amount or percentage of the Participant's Account to be paid by the Plan to each such alternate payee or the manner in which such amount or percentage is to be determined.

                  1.4.3. PAYMENT METHOD. The order must clearly specify the number of payments or period to which the order applies.

                  1.4.4. PLAN IDENTITY. The order must clearly specify that it applies to this Plan.

                  1.4.5. SETTLEMENT OPTIONS. Except as provided in Section 1.4.8 of this Appendix, the order may not require the Plan to provide any type or form of benefits or any option not otherwise provided under the Plan.

                  1.4.6. INCREASED BENEFITS. The order may not require the Plan to provide increased benefits.

                  1.4.7. PRIOR AWARDS. The order may not require the payment of benefits to an alternate payee which are required to be paid to another alternate payee under another order previously determined to be a qualified domestic relations order.

                  1.4.8. EXCEPTIONS. The order will not fail to meet the requirements of Section 1.4.5 of this Appendix if:

                           (a) The order requires payment of benefits be made to
                  an alternate payee before the Participant has separated from service, even if this is prior to the "earliest retirement age" with respect to the Participant, as that term is defined in Section 414(p) of the Code; and

                           (b) The order requires that payment of benefits be
                  made to an alternate payee as if the Participant had retired on the date on which payment is to begin under such order (but taking into account only the present value of benefits actually accrued); and

                           (c) The order requires payment of benefits to be made
                  to an alternate payee in any form in which benefits may be paid under the Plan to the Participant (other than in the form of a joint and survivor annuity with respect to the alternate payee and his or her subsequent spouse).

                  In lieu of the foregoing, the order will not fail to meet the requirements of Section 1.4.5 of this Appendix if the order: (1) requires that payment of benefits be made to an alternate payee in a single lump sum as soon as is administratively feasible after the order is determined to be a qualified domestic relations order, and (2) does not contain any of the provisions described in Section 1.4.9 of this Appendix, and (3) provides that the payment of such single lump sum fully and permanently discharges all obligations of the Plan to the alternate payee.

                  1.4.9. DEEMED SPOUSE. Notwithstanding the foregoing:

                           (a) The order may provide that the former spouse of a
                  Participant shall be treated as a surviving spouse of such Participant for the purposes of Section 7 of the Plan Statement (and that any subsequent or prior spouse of the Participant shall not be treated as a spouse of the Participant for such purposes), and

                           (b) The order may provide that, if the former spouse
                  has been married to the Participant for at least one (1) year at any time, the surviving former spouse shall be deemed to have been married to the Participant for the one (1) year period ending on the date of the Participant's death.

                                    SECTION 2

                                   PROCEDURES

         2.1. ACTIONS PENDING REVIEW. During any period when the issue of whether a domestic relations order is a qualified domestic relations order is being determined by the Committee, the Committee shall cause the Plan to separately account for the amounts which would be payable to the alternate payee during such period if the order were determined to be a qualified domestic relations order.

         2.2. REVIEWING DROS. Upon the receipt of a domestic relations order, the Committee shall determine whether such order is a qualified domestic relations order.

                  2.2.1. RECEIPT. A domestic relations order shall be considered to have been received only when the Committee shall have received a copy of a domestic relations order which is complete in all respects and is originally signed, certified or otherwise officially authenticated.

                  2.2.2. NOTICE TO PARTIES. Upon receipt of a domestic relations order, the Committee shall notify the Participant and all persons claiming to be alternate payees and all prior alternate payees with respect to the Participant that such domestic relations order has been received. The Committee shall include with such notice a copy of this Appendix.



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                  2.2.3. COMMENT PERIOD. The Participant and all persons
         claiming to be alternate payees and all prior alternate payees with respect to the Participant shall be afforded a comment period of thirty
         (30) days from the date such notice is mailed by the Committee in which to make comments or objections to the Committee concerning whether the domestic relations order is a qualified domestic relations order. By the unanimous written consent of the Participant and all persons claiming to be alternate payees and all prior alternate payees with respect to the Participant, the thirty (30) day comment period may be shortened.

                  2.2.4. INITIAL DETERMINATION. Within a reasonable period of time after the termination of the comment period, the Committee shall give written notice to the Participant and all persons claiming to be alternate payees and all prior alternate payees with respect to the Participant of its decision that the domestic relations order is or is not a qualified domestic relations order. If the Committee determines that the order is not a qualified domestic relations order or if the Committee determines that the written objections of any party to the order being found a qualified domestic relations order are not valid, the Committee shall include in its written notice:

                           (i) the specific reasons for its decision;

                           (ii) the specific reference to the pertinent
                  provisions of this Plan Statement upon which its decision is based;

                           (iii) a description of additional material or
                  information, if any, which would cause the Committee to reach a different conclusion; and

                           (iv) an explanation of the procedures for reviewing
                  the initial determination of the Committee.

                  2.2.5. APPEAL PERIOD. The Participant and all persons claiming to be alternate payees and all prior alternate payees with respect to the Participant shall be afforded an appeal period of sixty (60) days from the date such an initial determination and explanation is mailed in which to make comments or objections concerning whether the original determination of the Committee is correct. By the unanimous written consent of the Participant and all persons claiming to be alternate payees and all prior alternate payees with respect to the Participant, the sixty (60) day appeal period may be shortened.

                  2.2.6. FINAL DETERMINATION. In all events, the final determination of the Committee shall be made not later than eighteen
         (18) months after the date on which first payment would be required to be made under the domestic relations order if it were a qualified domestic relations order. The final determination shall be communicated in writing to the Participant and all persons claiming to be alternate payees and all prior alternate payees with respect to the Participant.

         2.3. FINAL DISPOSITION. If the domestic relations order is finally determined to be a qualified domestic relations order and all comment and appeal periods have expired, the Plan shall pay all amounts required to be paid pursuant to the domestic relations order to the alternate payee entitled thereto. If the domestic relations order is finally determined not to be a qualified domestic relations order and all comment and appeal periods have expired, benefits under the Plan shall be paid to the person or persons who would have been entitled to such amounts if there had been no domestic relations order.

         2.4. ORDERS BEING SOUGHT. If the Committee has notice that a domestic relations order is being or may be sought but has not received the order, the Committee shall not (in the absence of a written request from the Participant) delay payment of benefits to a Participant or Beneficiary which otherwise would be due. If the Committee has determined that a domestic relations order is not a qualified domestic relations order and all comment and appeal periods have expired, the Committee shall not (in the absence of a written request from the Participant) delay payment of benefits to a Participant or



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Beneficiary which otherwise would be due even if the Committee has notice that the party claiming to be an alternate payee or the Participant or both are attempting to rectify any deficiencies in the domestic relations order.

                                    SECTION 3

                               PROCESSING OF AWARD

         3.1. GENERAL RULES. If a benefit is awarded to an alternate payee pursuant to an order which has been finally determined to be a qualified domestic relations order, the following rules shall apply.

                  3.1.1. SOURCE OF AWARD. If a Participant shall have a Vested interest in more than one Account under the Plan, the benefit awarded to an alternate payee shall be withdrawn from the Participant's Accounts in proportion to his Vested interest in each of them, unless the qualified domestic relations order clearly provides otherwise.

                  3.1.2. EFFECT ON ACCOUNT. For all purposes of the Plan, the Participant's Account (and all benefits payable under the Plan which are derived in whole or in part by reference to the Participant's Account) shall be permanently diminished by the portion of the Participant's Account which is awarded to the alternate payee. The benefit awarded to an alternate payee shall be considered to have been a distribution from the Participant's Account for the limited purpose of applying any rules of the Plan Statement relating to distributions from an Account that is only partially Vested.

                  3.1.3. AFTER DEATH. After the death of an alternate payee, all amounts awarded to the alternate payee which have not been distributed to the alternate payee and which continue to be payable shall be paid in a single lump sum distribution to the personal representative of the alternate payee's estate as soon as administratively feasible, unless the qualified domestic relations order clearly provides otherwise. The Participant's Beneficiary designation shall not be effective to dispose of any portion of the benefit awarded to an alternate payee, unless the qualified domestic relations order clearly provides otherwise.

                  3.1.4. IN-SERVICE BENEFITS. Any in-service distribution provisions of the Plan Statement shall not be applicable to the benefit awarded to an alternate payee.

         3.2. SEGREGATED ACCOUNT. If the Committee determines that it would facilitate the administration or the distribution of the benefit awarded to the alternate payee or if the qualified domestic relations order so requires, the benefit awarded to the alternate payee shall be established on the books and records of the Plan as a separate account belonging to the alternate payee.

         3.3. FORMER ALTERNATE PAYEES. If an alternate payee has received all benefits to which the alternate payee is entitled under a qualified domestic relations order, the alternate payee will not at any time thereafter be deemed to be an alternate payee or prior alternate payee for any substantive or procedural purpose of this Plan.




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                                   APPENDIX D

                           HIGHLY COMPENSATED EMPLOYEE

                                    SECTION 1

                               GENERAL DEFINITIONS

         1.1. HIGHLY COMPENSATED EMPLOYEE. Effective for Plan Years beginning after December 31, 1996, a "highly compensated employee" means any employee who:

                           (i) during the current or preceding Plan Year was at
                  any time a five percent (5%) owner; or,

                           (ii) for the preceding Plan Year had compensation
                  from the Employer in excess of $80,000, as adjusted from time to time in accordance with applicable rules, and, if the Employer so elects (and such election will be indicated by the Employer's use of the top-paid group limitation in the satisfaction of any applicable non-discrimination test under the Code), was in the top-paid group for the preceding year; or

                           (iii) is a former employee and was a highly
                  compensated employee under the applicable legal rules in effect when such employee separated from service or was a highly compensated employee at any time after attaining age 55 under the applicable legal rules then in effect.

         1.2. CODE AND REGULATIONS CONTROLLING. The determination of who is a highly compensated employee shall be made in accordance with Section 414(q) of the Code and regulations thereunder, which shall be controlling in the event of any conflict with the rules in this Appendix D.

                                    SECTION 2

                           SPECIAL RULES & DEFINITIONS

         2.1. INCORPORATED DEFINITIONS. Terms defined in the Plan Statement shall have the same meanings when used in this Appendix.

         2.2. FIVE PERCENT OWNER. An employee shall be treated as a five percent (5%) owner for any determination year or look-back year if at any time during such year such employee was a five percent (5%) owner (as defined in Appendix B to this Plan Statement) of the Employer.

         2.3. TOP-PAID GROUP. An employee is in the top-paid group of employees for any Plan Year if such employee is in the group consisting of the top twenty percent (20%) of the employees when ranked on the basis of compensation paid during such year, excluding those employees described in Section 2.6. For purposes of the preceding sentence, the top twenty percent (20%) shall be determined by disregarding fractional numbers (i.e., the top 20% of 118 employees shall be the top 22 employees). Employees who perform no services for the Employer during the year are not included in determining the top-paid group of employees for that year.

         2.4. EMPLOYEES DESCRIBED IN SEVERAL GROUPS. An employee who is a highly compensated employee for a particular Plan Year by reason of being described in one group under Section 1.1, shall not be disregarded in determining whether another employee is a highly compensated employee by reason of being described in another group under Section 1.1.



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         2.5. COMPENSATION. FOR PURPOSES OF THIS APPENDIX:

                  2.5.1. IN GENERAL. The term "compensation" means wages within the meaning of Section 3401(a) of the Code (for purposes of income tax withholding at the source) but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the Code), plus, for Plan Years commencing from and after March 1, 1998, any elective deferral (as defined in Section 402(g)(3) of the Code) and any amount which is contributed or deferred by the Employer at the election of the employee by reason of Sections 125 or 457 of the Code.

         2.6. EXCLUDED EMPLOYEES.

                  2.6.1. GENERAL EXCLUSIONS. For purposes of determining the number of employees in the top-paid group for a Plan Year under Section
         2.3 of this Appendix, the following employees shall be excluded:

                           (i) employees who have not completed six (6) months
                  of service by the end of the year;

                           (ii) employees who normally work less than seventeen
                  and one-half (17 1/2) hours per week;

                           (iii) employees who normally work during not more
                  than six (6) months during the year; and

                           (iv) employees who have not attained age twenty-one
                  (21) by the end of the year.

         For purposes of computing months of service under (i) above, an employee's service in the immediately preceding year is added to service in the current year to determine whether an employee is excluded in the current year.

                  2.6.2. EMPLOYEES COVERED BY COLLECTIVE BARGAINING AGREEMENTS. In general, employees who are included in a unit of employees covered by a collective bargaining agreement are included in determining the number of employees in the top-paid group. However, if ninety percent (90%) or more of all employees are covered under collective bargaining agreements and this Plan covers only employees who are not covered under such agreements, then the employees who are covered under such collective bargaining agreements shall not be counted in determining the number of employees who will be included in the top-paid group. In addition, the employees covered by such agreements will not be included in the top-paid group.

                  2.6.3. MINIMUM HOUR RULE. An employee who works at least 17 1/2 hours a week for 50% or more of the total weeks worked by such employee during a determination year or look-back year is deemed to normally work more than 17 1/2 hours a week. An employee who works less than 17 1/2 hours a week for 50% or more of the total weeks worked by such employee during a determination year or look-back year is deemed to normally work less than 17 1/2 hours a week. The foregoing determinations may be made separately with respect to each employee or on the basis of groups of employees who fall within particular job categories as established by the Employer on a reasonable basis. In general, 80% of the positions within a particular job category must be filled by employees who normally work less than 17 1/2 hours a week before any employees may be excluded under this rule on the basis of their membership in that job category. Alternatively, an Employer may exclude employees who are members of a particular job category



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         if the median number of hours credited to employees in that category during a determination year or look-back year is 500 or less.

                  2.6.4. MINIMUM PERIOD OF TIME RULE. The determination of whether an employee normally works during less than six months in any determination year or look-back year is made on the basis of the facts and circumstances of the Employer as evidenced by the Employer's customary experience in the years preceding such year. An employee who works on one day during a month is deemed to have worked during that month.

                  2.6.5. NONRESIDENT ALIENS. Employees who are nonresident aliens and who receive no earned income (within the meaning of Section 911(d)(2) of the Code) from the employer which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code) are excluded for all purposes of this Appendix.

         2.7. ELECTION TO INCLUDE LEASED EMPLOYEES. The term "employee" shall include all leased employees of the Employer, whether or not such leased employees are covered by a "safe-harbor plan" as described in Section 414(n)(5) of the Code.

         2.8. AGGREGATION. Subsections (b), (c), (m), (n), and (o) of Section 414 of the Code shall be applied before the application of the rules in this Appendix.










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